UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

The AB Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2016

Date of reporting period: August 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

AUG    08.31.16

ANNUAL REPORT

AB TAX-MANAGED WEALTH

STRATEGIES

+	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY
+	AB TAX-MANAGED BALANCED WEALTH STRATEGY
+	AB TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

October 15, 2016

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AB Tax-Managed Wealth Strategies (the “Strategies” and individually a “Strategy”) for the annual reporting period ended August 31, 2016. At a meeting held on September 21, 2016, the Board of Trustees of The AB Portfolios approved the liquidation and termination of the AB Tax-Managed Conservative Wealth Strategy. The Strategy expects to make the liquidating distribution or distributions on or shortly after January 30, 2017.

All of the Strategies invest in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. These Underlying Portfolios include the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies through investments allocated to various sub-advisers selected and overseen by AllianceBernstein L.P. (the “Adviser”). These investments will be primarily in four different alternative investment strategies—long/short equity, special situations, credit and global macro. Also in this category is the Multi-Asset Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This

Underlying Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. As part of their diversification investments, the Strategies invest in the Volatility Management Portfolio. This Underlying Portfolio is designed to reduce the overall effect of equity market volatility on the Strategies’ portfolios and the effects of adverse market conditions on their performance. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Underlying Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategies’ investments in equity securities.

For the Strategies’ traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions (US and non-US), which are supported by equity research analysts specializing in growth and equity research analysts specializing in value research.

AB TAX-MANAGED WEALTH STRATEGIES •	1

The Strategies also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and may invest in the securities of companies in emerging markets.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Strategies may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Strategies may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps.

AB Tax-Managed

Wealth Appreciation Strategy

Investment Objective and Policies

AB Tax-Managed Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy invests in a portfolio of equity securities that is designed as a solution for investors who seek tax-efficient equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. The Strategy may also invest in certain Underlying Portfolios with additional investment styles, which, while not necessarily tax-efficient, are designed to add diversification to the Strategy’s investments. The Strategy targets a weighting of approximately 73% in equity securities of companies, or traditional equity investments, and approximately 28% in diversification investments. In managing the Strategy, the Adviser efficiently diversifies between growth and value equity investment styles, between US and non-US markets and among diversification investments. Normally, the Strategy targets an equal weighting of growth and value style stocks (50% each) for the traditional equity component of the Strategy, with approximately 60% of each equity style invested in US companies and the remaining 40% in non-US companies.

The Adviser will allow the relative weightings of the Strategy’s investments in traditional equity growth and value, and in US and non-US company securities to vary in response to market conditions, but ordinarily, only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment

2	• AB TAX-MANAGED WEALTH STRATEGIES

style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

The Strategy invests approximately 8% of its assets in the Multi-Manager Alternative Strategies Fund, approximately 5% in the Multi-Asset Real Return Portfolio and approximately 15% in the Volatility Management Portfolio.

AB Tax-Managed

Balanced Wealth Strategy

Investment Objective and Policies

AB Tax-Managed Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward tax-efficient equity returns but also want the risk diversification offered by tax-exempt debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Strategy may also invest in certain Underlying Portfolios with additional investment styles, which, while not necessarily tax-efficient, are designed to add diversification to the Strategy’s investments. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity investment styles and in diversification investments to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 29% equity securities of companies, or traditional equity investments, 41% traditional tax-exempt debt securities and 30% diversification investments (a portion of which includes tax-exempt debt securities) with a goal of providing moderate upside potential without excessive volatility. Within the Strategy’s traditional equity component, the targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in US companies and the remaining 40% in non-US companies.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in US and non-US company securities to vary in response to market conditions, but ordinarily, only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

The Strategy invests approximately 6% of its assets in the Multi-Manager

AB TAX-MANAGED WEALTH STRATEGIES •	3

Alternative Strategies Fund, approximately 3% in the Multi-Asset Real Return Portfolio and approximately 11% in the Volatility Management Portfolio.

The Strategy intends to meet the tax requirement for passing municipal bond interest through to Strategy shareholders as tax-exempt interest dividends (currently requires that at least 50% of the Strategy’s assets be invested in tax-exempt debt securities). In the event that the Internal Revenue Code or the related rules, regulations and interpretations of the Internal Revenue Service should, in the future, change so as to permit the Strategy to pass through tax-exempt dividends when the Strategy invests less than 50% of its assets in tax-exempt debt securities, the targeted blend for the Strategy may become 60% equity securities and 40% debt securities.

In selecting tax-exempt fixed-income investments for the Strategy’s debt investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, which may include subspecialties. These fixed-income teams draw on the resources and expertise of the Adviser’s internal fixed-income research staff, which includes fixed-income research analysts and economists. The Strategy’s fixed-income securities will primarily be investment-grade debt securities, but may also include lower-rated securities (“junk bonds”). The Strategy will not invest more than 25% of its total assets in securities rated at the time of purchase below investment-grade.

With the goal of protecting against inflation risk in addition to its investment in the Multi-Asset Real Return Portfolio, the Strategy may (i) allocate approximately 10% of the Strategy’s portfolio from traditional municipal bonds to inflation-indexed securities, including inflation-indexed municipal securities, (ii) enter into inflation Consumer Price Index (“CPI”) swap agreements or other types of swap agreements that the Adviser believes offer protection against inflation risk, with a combined notional amount of approximately 10% of the Strategy’s assets, or (iii) use a combination of the foregoing so that approximately 10% of the Strategy’s direct investments are “inflation-indexed”.

The Strategy may invest up to 10% of its total assets in the securities of companies in emerging markets.

AB Tax-Managed

Conservative Wealth Strategy

Investment Objective and Policies

AB Tax-Managed Conservative Wealth Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek some opportunity for

4	• AB TAX-MANAGED WEALTH STRATEGIES

tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy may also invest in certain Underlying Portfolios with additional investment styles, which, while not necessarily tax-efficient, are designed to add diversification to the Strategy’s investments. The Strategy targets a weighting of 19% equity securities of companies or traditional equity investments, 58% traditional tax-exempt debt securities and 24% diversification investments with a goal of providing reduced volatility and modest upside potential. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity investment styles and in diversification investments to produce the desired risk/return profile of the Strategy. Within the traditional equity component, the Strategy’s targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in US companies and the remaining 40% in non-US companies.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in US and non-US company securities to vary in response to market conditions, but ordinarily, only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

The Strategy invests approximately 4% of its assets in the Multi-Manager Alternative Strategies Fund, approximately 1% in the Multi-Asset Real Return Portfolio and approximately 9% in the Volatility Management Portfolio.

In selecting tax-exempt fixed-income investments for the Strategy’s traditional debt investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and that may include subspecialties. In selecting debt securities for the Strategy, these fixed-income teams draw on the resources and expertise of the Adviser’s internal fixed-income research staff, which includes fixed-income research analysts and economists. All fixed-income securities held by the Strategy will be of investment-grade at the time of purchase. In the event that the rating of any security held by the Strategy falls below investment-grade, the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

AB TAX-MANAGED WEALTH STRATEGIES •	5

With the goal of protecting against inflation risk in addition to its investment in the Multi-Asset Real Return Portfolio, the Strategy may (i) allocate approximately 10% of the Strategy’s portfolio from traditional municipal bonds to inflation-indexed securities, including inflation-indexed municipal securities, (ii) enter into inflation CPI swap agreements or other types of swap agreements that the Adviser believes offer protection against inflation risk, with a combined notional amount of approximately 10% of the Strategy’s assets, or (iii) use a combination of the foregoing so that approximately 10% of the Strategy’s direct investments are “inflation-indexed”.

The Strategy may invest up to 10% of its total assets in the securities of companies in emerging markets.

Investment Results

The tables on pages 13-17 show performance for each Strategy compared to its respective benchmarks for the six- and 12-month periods ended August 31, 2016. Each Strategy’s blended benchmark is as follows: AB Tax-Managed Wealth Appreciation Strategy, 60% Standard & Poor’s (“S&P”) 500 Index / 40% Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) ex-US; AB Tax-Managed Balanced Wealth Strategy, 50% Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index / 50% S&P 500 Index; and AB Tax-Managed Conservative Wealth Strategy, 70%

Bloomberg Barclays 5-Year GO Municipal Bond Index / 30% S&P 500 Index.

All share classes of the Tax-Managed Wealth Appreciation Strategy underperformed the primary and blended benchmarks for both periods; versus the secondary benchmark, all share classes underperformed for the six-month period and outperformed for the 12-month period, before sales charges. For the 12-month period, the allocation to Multi-Manager Alternative Strategies Fund was negative on an absolute basis. For the 12-month period, the non-US value and non-US growth components outperformed their respective style benchmarks, while the US value, US growth, Volatility Management Portfolio, Multi-Asset Real Return Portfolio and Multi-Manager Alternative Strategies Fund components underperformed. For the six-month period, all components positively contributed to absolute performance. US value, US growth, non-US value, Volatility Management Portfolio and Multi-Asset Real Return Portfolio underperformed their respective style benchmarks, while non-US growth and Multi-Manager Alternative Strategies Fund outperformed. The Strategy utilized derivatives in the form of futures and forwards for hedging and investment purposes. On an absolute basis, futures detracted from performance for the 12-month period, and added for the six-month period; forwards detracted for the six-month period and added to performance for the 12-month period.

All share classes of the Tax-Managed Balanced Wealth Strategy outperformed the primary

6	• AB TAX-MANAGED WEALTH STRATEGIES

benchmark for the six-month period; for the 12-month period, Class A and Advisor Class shares outperformed while Class B and Class C shares underperformed; all share classes underperformed the secondary and blended benchmarks for both periods, before sales charges. For the 12-month period all components contributed to absolute performance with the exception of Multi-Manager Alternative Strategies Fund. Versus their respective-style benchmarks, non-US value, non-US growth and intermediate municipals outperformed, while US value, US growth, Volatility Management Portfolio, inflation protection, Multi-Asset Real Return Portfolio and Multi-Manager Alternative Strategies Fund underperformed. For the six-month period, all components contributed to absolute performance. Compared to their respective-style benchmarks, non-US growth, intermediate municipals, inflation protection and Multi-Manager Alternative Strategies Fund outperformed, while US value, US growth, non-US value, Volatility Management Portfolio and Multi-Asset Real Return Portfolio underperformed. The Strategy utilized derivatives in the form of futures, forwards, inflation swaps and interest rate swaps, for hedging and investment purposes. Futures added to absolute performance for both periods; forwards detracted from performance for the six-month period, and added for the 12-month period; inflation swaps and interest rate swaps added to performance for the six-month period, and detracted for the 12-month period.

All share classes of the Tax-Managed Conservative Wealth Strategy outperformed the primary benchmark for the six-month period and underperformed for the 12-month period; versus the secondary and blended benchmarks, all share classes underperformed for both periods, before sales charges. For the 12-month period all components contributed to absolute performance with the exception of Multi-Manager Alternative Strategies Fund. Versus their respective-style benchmarks, non-US value, non-US growth, short-duration municipals and intermediate municipals outperformed, while US value, US growth, inflation protection, Volatility Management Portfolio, Multi-Asset Real Return Portfolio and Multi-Manager Alternative Strategies Fund underperformed. For the six-month period, on an absolute basis, all components positively impacted performance. For the six-month period, non-US growth, short duration municipals, inflation protection and Multi-Manager Alternative Strategies Fund outperformed their respective style benchmarks, while US value, US growth, non-US value, intermediate municipals, Volatility Management Portfolio and Multi-Asset Real Return Portfolio underperformed. The Strategy utilized derivatives in the form of futures, forwards, inflation swaps, credit default swaps and interest rate swaps, for hedging and investment purposes. Futures, credit default swaps and interest rate swaps added to absolute performance for both periods; forwards detracted from performance for the six-month period, and added for the 12-month period; inflation swaps

AB TAX-MANAGED WEALTH STRATEGIES •	7

added to performance for the six-month period, and detracted for the 12-month period.

Market Review and Investment Strategy

Global stocks surged and global bonds generally increased during the tumultuous 12-month-period ended August 31, 2016. Central bank activity and fluctuations in the price of oil were among the factors impacting performance.

In fixed income, developed-market treasuries generally outperformed emerging-market local-currency government bonds and investment-grade credit securities, but trailed the double-digit rally in global high-yield issues. Developed-market treasury yields fell overall, with UK yields reaching historic lows in the final months of the period.

US and emerging-market equities each delivered double-digit returns, while international stocks underperformed, hurt by fears of ongoing terrorist activity and economic uncertainty. Equity markets reeled at the outset when China unexpectedly devalued its currency, triggering doubts over global growth. By the end of 2015, equities had sufficiently recovered, enabling the US Federal Reserve (the “Fed”) to lift off from zero interest rates for the first time in nearly a decade—a move which investors accepted smoothly.

Equity markets plummeted again in the first six weeks of 2016. This time, in addition to malaise over China, a global oil glut also factored in. Bond markets were likewise affected by the vagaries of oil. After declining through the beginning of 2016, oil prices eventually rebounded on the back of decreased global supply, contributing to a rally in emerging-market debt sectors.

As the period came to a close, global equity markets had recovered yet again—while most fixed-income sectors outperformed duration-matched treasuries, but posted mixed absolute returns—as support from global central banks eased investors’ anxiety over the UK’s unexpected vote to depart from the European Union. In contrast, after some slower-than-expected US economic data through the first two quarters of 2016, the Fed’s tone turned more hawkish in August on the back of strength in US labor markets and a positive outlook for economic activity and inflation.

The municipal components may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of

8	• AB TAX-MANAGED WEALTH STRATEGIES

the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of August 31, 2016, the Strategies’ percentages of total investments in insured bonds and in insured bonds that have been prerefunded (a type of bond issued to fund another callable bond, where the issuer actually decides to exercise its right to buy its bonds back before the scheduled maturity date) are as follows:

Portfolio	Insured Bonds*	Prerefunded Bonds*/ ETM†
Tax-Managed Balanced Wealth Strategy	6.82%	0.00%
Tax-Managed Conservative Wealth Strategy	4.93%	2.27%

*	Breakdowns expressed as a percentage of investments in municipal bonds.

†	Escrowed to maturity.

The Fund’s Senior Investment Management Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Strategies. The municipal components generally invest in investment-grade securities, as the underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

AB TAX-MANAGED WEALTH STRATEGIES •	9

DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index, the MSCI ACWI ex-US and the Bloomberg Barclays 5-Year GO Municipal Bond Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The MSCI ACWI ex-US (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. Net returns include the reinvestment of dividends after deduction of non-US withholding tax; gross returns include reinvestment of dividends prior to such deduction. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The Bloomberg Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

A Word About Risk

The Strategies may employ strategies that take into account the tax impact of buy and sell decisions on the Strategies’ shareholders. While the Strategies seek to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Strategies. The Strategies may not be suitable for tax-advantaged accounts, such as qualified retirement plans. The Strategies allocate their investments among multiple asset classes which will include US and foreign securities. The Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies will include both equity and fixed-income securities.

Market Risk: The value of the Strategies’ assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of their investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-US) Risk: The Strategies’ investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due

(Disclosures, Risks and Note about Historical Performance continued on next page)

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Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

to adverse market, economic, political, regulatory or other factors. These risks may be heightened if the Strategies invest in securities of emerging-market countries.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategies’ investments or reduce their returns.

Capitalization Risk: Investments in small- and mid-capitalization companies by the Underlying Portfolios may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies and may be subject to counterparty risk to a greater degree than more traditional investments.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Strategies’ net asset value (“NAV”), when one of these investments is performing more poorly than another.

Credit Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) Changes in interest rates will affect the value of the Strategies’ investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Strategies may be subject to a heightened risk of rising interest rates as the recent period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	11

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Municipal Market Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategies’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategies invest more of their assets in a particular state’s municipal securities, the Strategies may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategies’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

These risks are fully discussed in the Strategies’ prospectus. As with all investments, you may lose money by investing in the Strategies.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategies will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

12	• AB TAX-MANAGED WEALTH STRATEGIES

Disclosures and Risks

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Tax-Managed Wealth Appreciation Strategy*
Class A	11.29%	5.23%

Class B†	10.94%	4.50%

Class C	10.93%	4.44%

Advisor Class‡	11.41%	5.50%

Primary Benchmark: S&P 500 Index	13.60%	12.55%

Secondary Benchmark: MSCI ACWI ex-US	13.46%	2.92%

Blended Benchmark: 60% S&P 500 Index / 40% MSCI ACWI ex-US	13.58%	8.65%

*    Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance of all share classes of the Strategy for the six- and 12-month periods ended August 31, 2016, by 0.00% and 0.01%, respectively.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

‡      Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	13

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

8/31/06 TO 8/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Managed Wealth Appreciation Strategy Class A shares (from 8/31/06 to 8/31/16) as compared to the performance of the Strategy’s individual benchmarks, in addition to the blended benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

14	• AB TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Tax-Managed Balanced Wealth Strategy*
Class A	5.68%	4.19%

Class B†	5.32%	3.46%

Class C	5.18%	3.40%

Advisor Class‡	5.75%	4.48%

Primary Benchmark: Bloomberg Barclays 5-Year GO Municipal Bond Index	1.07%	3.92%

Secondary Benchmark: S&P 500 Index	13.60%	12.55%

Blended Benchmark: 50% Bloomberg Barclays 5-Year GO Municipal Bond Index / 50% S&P 500 Index	7.24%	8.39%

*    Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance of all share classes of the Strategy for the six- and 12-month periods ended August 31, 2016, by 0.00% and 0.02%, respectively.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

‡      Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	15

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

8/31/06 TO 8/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Managed Balanced Wealth Strategy Class A shares (from 8/31/06 to 8/31/16) as compared to the performance of the Strategy’s individual benchmarks, in addition to the blended benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

16	• AB TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Tax-Managed Conservative Wealth Strategy*
Class A	3.76%	2.85%

Class B†	3.26%	2.06%

Class C	3.28%	2.03%

Advisor Class‡	3.83%	3.07%

Primary Benchmark: Bloomberg Barclays 5-Year GO Municipal Bond Index	1.07%	3.92%

Secondary Benchmark: S&P 500 Index	13.60%	12.55%

Blended Benchmark: 70% Bloomberg Barclays 5-Year GO Municipal Bond Index / 30% S&P 500 Index	4.75%	6.63%

*    Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance of all share classes of the Strategy for the six- and 12-month periods ended August 31, 2016, by 0.00% and 0.01%, respectively.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

‡       Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	17

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

8/31/06 TO 8/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Managed Conservative Wealth Strategy Class A shares (from 8/31/06 to 8/31/16) as compared to the performance of the Strategy’s individual benchmarks, in addition to the blended benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

18	• AB TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	5.23%	0.79%
5 Years	8.79%	7.86%
10 Years	2.96%	2.52%

Class B Shares
1 Year	4.50%	0.57%
5 Years	8.00%	8.00%
10 Years(a)	2.35%	2.35%

Class C Shares
1 Year	4.44%	3.46%
5 Years	8.02%	8.02%
10 Years	2.22%	2.22%

Advisor Class Shares*
1 Year	5.50%	5.50%
5 Years	9.09%	9.09%
10 Years	3.25%	3.25%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.24%, 2.01%, 2.00% and 1.00% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Strategy’s annual operating expense ratios to 1.17%, 1.93%, 1.92% and 0.92% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2016. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods and include acquired fund fees.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	19

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	4.24%
5 Years	10.18%
10 Years	2.43%

Class B Shares
1 Year	4.04%
5 Years	10.32%
10 Years(a)	2.27%

Class C Shares
1 Year	7.00%
5 Years	10.36%
10 Years	2.13%

Advisor Class Shares*
1 Year	9.09%
5 Years	11.47%
10 Years	3.16%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

20	• AB TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
Returns

Class A Shares
1 Year	2.45%
5 Years	9.44%
10 Years	1.96%

Class B Shares
1 Year	2.48%
5 Years	9.81%
10 Years(a)	1.91%

Class C Shares
1 Year	5.36%
5 Years	9.80%
10 Years	1.81%

Advisor Class Shares*
1 Year	7.14%
5 Years	10.63%
10 Years	2.62%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)

Class A Shares
1 Year	3.69%
5 Years	7.98%
10 Years	1.88%

Class B Shares
1 Year	3.50%
5 Years	8.15%
10 Years(a)	1.75%

Class C Shares
1 Year	5.22%
5 Years	8.16%
10 Years	1.65%

Advisor Class Shares*
1 Year	6.52%
5 Years	9.02%
10 Years	2.45%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	21

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	4.19%	-0.23%
5 Years	4.95%	4.04%
10 Years	3.28%	2.83%

Class B Shares
1 Year	3.46%	-0.53%
5 Years	4.20%	4.20%
10 Years(a)	2.68%	2.68%

Class C Shares
1 Year	3.40%	2.41%
5 Years	4.19%	4.19%
10 Years	2.53%	2.53%

Advisor Class Shares*
1 Year	4.48%	4.48%
5 Years	5.25%	5.25%
10 Years	3.57%	3.57%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.35%, 2.11%, 2.11% and 1.11% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Strategy’s annual operating expense ratios to 1.30%, 2.05%, 2.05% and 1.05% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2016. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods and include acquired fund fees.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

22	• AB TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	0.94%
5 Years	5.00%
10 Years	2.73%

Class B Shares
1 Year	0.72%
5 Years	5.16%
10 Years(a)	2.59%

Class C Shares
1 Year	3.74%
5 Years	5.16%
10 Years	2.45%

Advisor Class Shares*
1 Year	5.74%
5 Years	6.20%
10 Years	3.47%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	23

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
Returns
Class A Shares
1 Year	-0.09%
5 Years	4.49%
10 Years	2.43%

Class B Shares
1 Year	-0.13%
5 Years	4.77%
10 Years(a)	2.33%

Class C Shares
1 Year	2.79%
5 Years	4.74%
10 Years	2.21%

Advisor Class Shares*
1 Year	4.63%
5 Years	5.65%
10 Years	3.14%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)

Class A Shares
1 Year	1.59%
5 Years	4.00%
10 Years	2.32%

Class B Shares
1 Year	1.11%
5 Years	4.07%
10 Years(a)	2.14%

Class C Shares
1 Year	3.00%
5 Years	4.09%
10 Years	2.03%

Advisor Class Shares*
1 Year	4.44%
5 Years	4.98%
10 Years	2.95%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

24	• AB TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	2.85%	-1.52%
5 Years	3.18%	2.28%
10 Years	2.58%	2.13%

Class B Shares
1 Year	2.06%	-1.89%
5 Years	2.44%	2.44%
10 Years(a)	1.99%	1.99%

Class C Shares
1 Year	2.03%	1.05%
5 Years	2.46%	2.46%
10 Years	1.85%	1.85%

Advisor Class Shares*
1 Year	3.07%	3.07%
5 Years	3.48%	3.48%
10 Years	2.88%	2.88%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.79%, 2.55%, 2.54% and 1.54% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Strategy’s annual operating expense ratios exclusive of interest expense to 1.15%, 1.90%, 1.90% and 0.90% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2016. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods and include acquired fund fees.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

AB TAX-MANAGED WEALTH STRATEGIES •	25

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-0.75%
5 Years	2.92%
10 Years	2.07%

Class B Shares
1 Year	-1.12%
5 Years	3.07%
10 Years(a)	1.93%

Class C Shares
1 Year	1.84%
5 Years	3.06%
10 Years	1.78%

Advisor Class Shares*
1 Year	3.90%
5 Years	4.11%
10 Years	2.81%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

(Historical Performance continued on next page)

26	• AB TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
Returns

Class A Shares
1 Year	-1.61%
5 Years	2.36%
10 Years	1.67%

Class B Shares
1 Year	-1.85%
5 Years	2.60%
10 Years(a)	1.57%

Class C Shares
1 Year	1.07%
5 Years	2.58%
10 Years	1.45%

Advisor Class Shares*
1 Year	2.98%
5 Years	3.50%
10 Years	2.39%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)

Class A Shares
1 Year	0.70%
5 Years	2.36%
10 Years	1.84%

Class B Shares
1 Year	0.09%
5 Years	2.40%
10 Years(a)	1.65%

Class C Shares
1 Year	1.93%
5 Years	2.41%
10 Years	1.54%

Advisor Class Shares*
1 Year	3.48%
5 Years	3.31%
10 Years	2.46%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 10-12.

AB TAX-MANAGED WEALTH STRATEGIES •	27

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28	• AB TAX-MANAGED WEALTH STRATEGIES

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

AB Tax-Managed Wealth Appreciation Strategy

	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,112.90	$4.99	0.94%
Hypothetical**	$1,000	$1,020.41	$4.77	0.94%
Class B
Actual	$1,000	$1,109.40	$8.75	1.65%
Hypothetical**	$1,000	$1,016.84	$8.36	1.65%
Class C
Actual	$1,000	$1,109.30	$8.96	1.69%
Hypothetical**	$1,000	$1,016.64	$8.57	1.69%
Advisor Class
Actual	$1,000	$1,114.10	$3.67	0.69%
Hypothetical**	$1,000	$1,021.67	$3.51	0.69%

AB Tax-Managed Balanced Wealth Strategy

	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,056.80	$5.84	1.13%
Hypothetical**	$1,000	$1,019.46	$5.74	1.13%
Class B
Actual	$1,000	$1,053.20	$9.50	1.84%
Hypothetical**	$1,000	$1,015.89	$9.32	1.84%
Class C
Actual	$1,000	$1,051.80	$9.70	1.88%
Hypothetical**	$1,000	$1,015.69	$9.53	1.88%
Advisor Class
Actual	$1,000	$1,057.50	$4.55	0.88%
Hypothetical**	$1,000	$1,020.71	$4.47	0.88%

AB Tax-Managed Conservative Wealth Strategy

	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,037.60	$5.38	1.05%
Hypothetical**	$1,000	$1,019.86	$5.33	1.05%
Class B
Actual	$1,000	$1,032.60	$9.20	1.80%
Hypothetical**	$1,000	$1,016.09	$9.12	1.80%
Class C
Actual	$1,000	$1,032.80	$9.20	1.80%
Hypothetical**	$1,000	$1,016.09	$9.12	1.80%
Advisor Class
Actual	$1,000	$1,038.30	$4.10	0.80%
Hypothetical**	$1,000	$1,021.11	$4.06	0.80%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein. For the six months ended August 31, 2016, the acquired fund fees for the AB Tax-Managed Wealth Appreciation Strategy, AB Tax-Managed Balanced Wealth Strategy and AB Tax-Managed Conservative Wealth Strategy were 0.23%, 0.16% and 0.13%, respectively.

**	Assumes 5% annual return before expenses.

AB TAX-MANAGED WEALTH STRATEGIES •	29

Expense Example

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $687.0

*	All data are as of August 31, 2016. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

30	• AB TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

AB TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $139.2

*	All data are as of August 31, 2016. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

AB TAX-MANAGED WEALTH STRATEGIES •	31

Portfolio Summary

AB TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2016 (unaudited)

*	All data are as of August 31, 2016. The Strategy’s quality rating breakdown is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Strategy considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

32	• AB TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

AB TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $42.3

*	All data are as of August 31, 2016. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

AB TAX-MANAGED WEALTH STRATEGIES •	33

Portfolio Summary

AB TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2016 (unaudited)

*	All data are as of August 31, 2016. The Strategy’s quality rating breakdown is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Strategy considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

34	• AB TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

AB TAX-MANAGED WEALTH APPRECIATION

PORTFOLIO OF INVESTMENTS

August 31, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 70.8%
Information Technology – 15.5%
Communications Equipment – 1.0%
Arista Networks, Inc.(a)	24,740	$1,971,283
Cisco Systems, Inc.	75,668	2,379,002
Palo Alto Networks, Inc.(a)	16,300	2,170,671

		6,520,956

Electronic Equipment, Instruments & Components – 0.5%
Amphenol Corp. – Class A	23,031	1,435,062
Corning, Inc.	17,025	386,297
Keyence Corp.	1,000	701,751
Keysight Technologies, Inc.(a)	7,836	238,449
Largan Precision Co., Ltd.	7,000	782,749

		3,544,308

Internet Software & Services – 3.6%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	12,850	1,248,892
Alphabet, Inc. – Class A(a)	1,585	1,251,912
Alphabet, Inc. – Class C(a)	11,885	9,116,389
Criteo SA (Sponsored ADR)(a)	6,220	229,394
Facebook, Inc. – Class A(a)	75,621	9,537,321
NAVER Corp.	780	590,221
Tencent Holdings Ltd.	118,800	3,078,687

		25,052,816

IT Services – 2.3%
Booz Allen Hamilton Holding Corp.	37,289	1,132,094
Cognizant Technology Solutions Corp. – Class A(a)	41,020	2,356,189
HCL Technologies Ltd.	40,610	471,479
Vantiv, Inc. – Class A(a)	24,920	1,339,201
Visa, Inc. – Class A	100,354	8,118,638
Worldpay Group PLC(a)(b)	228,046	894,843
Xerox Corp.	133,190	1,311,921

		15,624,365

Semiconductors & Semiconductor Equipment – 3.4%
Applied Materials, Inc.	53,121	1,585,131
ASML Holding NV	24,800	2,647,401
Infineon Technologies AG	35,940	603,088
Intel Corp.	103,244	3,705,427
Novatek Microelectronics Corp.	234,000	797,159
NVIDIA Corp.	53,968	3,310,397
SCREEN Holdings Co., Ltd.	112,000	1,455,195
Sumco Corp.	124,300	1,089,011
Taiwan Semiconductor Manufacturing Co., Ltd.	326,000	1,810,402
Texas Instruments, Inc.	33,920	2,358,797
Tokyo Electron Ltd.	6,600	607,614
Xilinx, Inc.	59,690	3,235,795

		23,205,417

AB TAX-MANAGED WEALTH STRATEGIES •	35

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 2.5%
Adobe Systems, Inc.(a)	21,530	$2,202,734
Aspen Technology, Inc.(a)	12,660	575,524
Constellation Software, Inc./Canada	8,520	3,717,381
Dassault Systemes	24,115	2,036,081
Intuit, Inc.	5,257	585,893
LINE Corp. (Sponsored ADR)(a)	44,260	1,892,115
Nintendo Co., Ltd.	4,000	883,034
Oracle Corp.	91,566	3,774,350
ServiceNow, Inc.(a)	17,868	1,298,467
Ultimate Software Group, Inc. (The)(a)	1,605	335,349

		17,300,928

Technology Hardware, Storage & Peripherals – 2.2%
Apple, Inc.	58,264	6,181,811
Hewlett Packard Enterprise Co.	88,100	1,892,388
HP, Inc.	109,806	1,577,912
NCR Corp.(a)	28,720	972,172
Samsung Electronics Co., Ltd.	3,224	4,676,309

		15,300,592

		106,549,382

Financials – 11.2%
Banks – 4.9%
Australia & New Zealand Banking Group Ltd.	58,010	1,170,432
Axis Bank Ltd.	99,480	883,882
Banco Macro SA (ADR)	8,020	628,287
Bank of America Corp.	284,873	4,597,850
Bank of Montreal	7,940	526,629
Bank of Queensland Ltd.	108,475	858,853
Citigroup, Inc.	13,573	647,975
Danske Bank A/S	37,930	1,113,346
Fifth Third Bancorp	12,631	254,641
HDFC Bank Ltd.	59,650	1,380,581
ING Groep NV	157,443	1,970,454
Intesa Sanpaolo SpA	253,420	602,163
Itau Unibanco Holding SA (Preference Shares)	31,400	348,597
JPMorgan Chase & Co.	54,802	3,699,135
KB Financial Group, Inc.	26,222	914,886
KBC Group NV(a)	17,970	1,065,448
Mitsubishi UFJ Financial Group, Inc.	372,000	2,049,171
OTP Bank PLC	30,790	803,820
PNC Financial Services Group, Inc. (The)	16,440	1,481,244
Shinhan Financial Group Co., Ltd.	14,070	514,245
Sumitomo Mitsui Trust Holdings, Inc.	211,000	757,116
SunTrust Banks, Inc.	8,050	354,764
Toronto-Dominion Bank (The)	21,130	942,907
US Bancorp	17,777	784,855
Wells Fargo & Co.	96,873	4,921,148

		33,272,429

36	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Capital Markets – 1.1%
Amundi SA(b)	11,420	$553,199
Bank of New York Mellon Corp. (The)	10,474	436,452
BlackRock, Inc. – Class A	3,260	1,215,361
Goldman Sachs Group, Inc. (The)	5,602	949,315
Morgan Stanley	9,900	317,394
Partners Group Holding AG	3,973	1,822,753
UBS Group AG	170,259	2,467,343

		7,761,817

Consumer Finance – 1.0%
Capital One Financial Corp.	24,026	1,720,261
Discover Financial Services	17,846	1,070,760
OneMain Holdings, Inc.(a)	39,184	1,215,096
Shriram Transport Finance Co., Ltd.	13,938	256,239
Synchrony Financial	95,087	2,646,271

		6,908,627

Diversified Financial Services – 0.5%
Berkshire Hathaway, Inc. – Class B(a)	9,400	1,414,606
BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	124,000	687,737
Challenger Ltd./Australia	73,030	503,547
GRENKE AG	4,190	811,534
MarketAxess Holdings, Inc.	1,352	227,866

		3,645,290

Insurance – 3.1%
Admiral Group PLC	16,852	454,058
Aflac, Inc.	6,766	501,902
AIA Group Ltd.	661,800	4,168,128
Allstate Corp. (The)	26,744	1,844,266
American International Group, Inc.	56,363	3,372,198
Chubb Ltd.	2,234	283,562
Dongbu Insurance Co., Ltd.	15,810	955,936
First American Financial Corp.	29,186	1,257,625
FNF Group	44,886	1,691,753
Hartford Financial Services Group, Inc. (The)	6,610	271,473
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	5,500	993,195
NN Group NV	37,535	1,120,685
Progressive Corp. (The)	9,400	306,064
Prudential PLC	148,100	2,664,168
Suncorp Group Ltd.	63,663	607,415
Travelers Cos., Inc. (The)	4,548	539,893

		21,032,321

Thrifts & Mortgage Finance – 0.6%
Housing Development Finance Corp., Ltd.	153,580	3,230,234
LIC Housing Finance Ltd.	79,037	673,534

		3,903,768

		76,524,252

AB TAX-MANAGED WEALTH STRATEGIES •	37

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 10.5%
Biotechnology – 2.0%
Alexion Pharmaceuticals, Inc.(a)	26,104	$3,285,449
Biogen, Inc.(a)	19,355	5,915,469
Gilead Sciences, Inc.	47,270	3,705,022
Grifols SA (ADR)	41,380	658,356

		13,564,296

Health Care Equipment & Supplies – 2.1%
Align Technology, Inc.(a)	17,197	1,597,601
Danaher Corp.	21,464	1,747,384
Edwards Lifesciences Corp.(a)	9,930	1,143,539
Essilor International SA	19,920	2,537,403
Intuitive Surgical, Inc.(a)	7,340	5,038,323
Sartorius AG (Preference Shares)	25,484	2,013,397

		14,077,647

Health Care Providers & Services – 2.2%
Aetna, Inc.	12,874	1,507,803
Cigna Corp.	14,203	1,821,677
Express Scripts Holding Co.(a)	11,400	828,780
McKesson Corp.	7,655	1,413,266
Premier, Inc. – Class A(a)	26,665	843,947
Quest Diagnostics, Inc.	11,843	980,837
Ramsay Health Care Ltd.	25,931	1,614,606
UnitedHealth Group, Inc.	42,269	5,750,697
VCA, Inc.(a)	8,310	588,431

		15,350,044

Life Sciences Tools & Services – 0.7%
Eurofins Scientific SE	8,616	3,496,688
Mettler-Toledo International, Inc.(a)	3,239	1,305,544

		4,802,232

Pharmaceuticals – 3.5%
GlaxoSmithKline PLC	32,740	704,736
Johnson & Johnson	42,953	5,126,011
Merck & Co., Inc.	35,035	2,199,848
Novartis AG (REG)	12,314	969,888
Novo Nordisk A/S – Class B	37,592	1,759,334
Pfizer, Inc.	119,408	4,155,398
Roche Holding AG	15,540	3,793,315
Sanofi	16,230	1,252,411
Shire PLC	50,050	3,125,699
Sun Pharmaceutical Industries Ltd.	82,480	951,432

		24,038,072

		71,832,291

Consumer Discretionary – 9.8%
Auto Components – 1.2%
Continental AG	1,130	236,424
Hankook Tire Co., Ltd.	16,370	818,716

38	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Lear Corp.	9,913	$1,152,783
Magna International, Inc. – Class A	67,682	2,727,584
Plastic Omnium SA	15,670	501,054
Sumitomo Electric Industries Ltd.	72,900	1,082,819
Valeo SA	26,690	1,386,198

		7,905,578

Automobiles – 0.8%
General Motors Co.	25,027	798,862
Honda Motor Co., Ltd.	50,500	1,555,709
Isuzu Motors Ltd.	63,800	735,855
Peugeot SA(a)	85,060	1,259,126
Tata Motors Ltd.	74,838	603,138
Tata Motors Ltd. – Class A	143,026	733,821

		5,686,511

Hotels, Restaurants & Leisure – 0.8%
Elior Participations SCA(b)	33,260	763,875
IMAX China Holding, Inc.(a)(b)	105,600	596,824
Sodexo SA	3,864	448,567
Starbucks Corp.	67,560	3,798,899

		5,608,165

Household Durables – 0.2%
Panasonic Corp.	101,500	1,043,839
PulteGroup, Inc.	8,900	190,193

		1,234,032

Internet & Direct Marketing Retail – 0.6%
Ctrip.com International Ltd. (ADR)(a)	26,720	1,265,192
Priceline Group, Inc. (The)(a)	1,938	2,745,623

		4,010,815

Leisure Products – 0.1%
Bandai Namco Holdings, Inc.	25,300	691,565
Mattel, Inc.	5,224	173,071

		864,636

Media – 2.4%
Altice NV – Class A(a)	64,550	1,078,270
AMC Networks, Inc. – Class A(a)	31,393	1,705,896
Charter Communications, Inc. – Class A(a)	2,036	523,679
Comcast Corp. – Class A	72,085	4,704,267
CTS Eventim AG & Co. KGaA	56,025	1,941,740
Liberty Global PLC Series C(a)	34,767	1,071,867
Naspers Ltd. – Class N	11,684	1,915,179
Thomson Reuters Corp.	5,543	229,979
Twenty-First Century Fox, Inc. – Class A	5,947	145,939
Vivendi SA	36,389	704,808
Walt Disney Co. (The)	24,868	2,349,031

		16,370,655

Multiline Retail – 0.8%
Dollar General Corp.	16,146	1,185,278
Dollar Tree, Inc.(a)	38,640	3,195,528
Target Corp.	17,483	1,227,132

		5,607,938

AB TAX-MANAGED WEALTH STRATEGIES •	39

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 2.1%
ABC-Mart, Inc.	23,000	$1,445,969
Burlington Stores, Inc.(a)	10,235	831,287
Home Depot, Inc. (The)	46,378	6,220,217
Industria de Diseno Textil SA	2,281	80,850
Kingfisher PLC	97,210	474,099
O’Reilly Automotive, Inc.(a)	3,590	1,005,021
Office Depot, Inc.	114,419	421,062
Ross Stores, Inc.	13,356	831,277
TJX Cos., Inc. (The)	10,022	776,104
Tractor Supply Co.	12,350	1,036,783
Ulta Salon Cosmetics & Fragrance, Inc.(a)	5,107	1,262,501

		14,385,170

Textiles, Apparel & Luxury Goods – 0.8%
HUGO BOSS AG	7,780	474,231
Kering	2,130	404,734
NIKE, Inc. – Class B	67,310	3,879,749
Samsonite International SA	261,000	824,772

		5,583,486

		67,256,986

Consumer Staples – 7.0%
Beverages – 0.5%
Asahi Group Holdings Ltd.	10,700	350,090
Monster Beverage Corp.(a)	18,872	2,904,212

		3,254,302

Food & Staples Retailing – 2.2%
Costco Wholesale Corp.	10,960	1,776,507
CP ALL PCL	586,800	1,055,259
CVS Health Corp.	62,017	5,792,388
Koninklijke Ahold Delhaize NV	93,432	2,242,999
Kroger Co. (The)	46,175	1,477,138
Lenta Ltd. (GDR)(a)(b)	134,192	1,044,913
Loblaw Cos., Ltd.	9,100	495,108
Sugi Holdings Co., Ltd.	4,000	196,087
Tesco PLC(a)	289,500	632,393
X5 Retail Group NV (GDR)(a)(b)	15,484	408,944

		15,121,736

Food Products – 1.2%
Archer-Daniels-Midland Co.	9,579	419,177
Bunge Ltd.	2,357	150,612
ConAgra Foods, Inc.	5,491	255,935
First Resources Ltd.	187,900	248,072
Ingredion, Inc.	8,983	1,230,312
JBS SA	150,500	582,575
Mondelez International, Inc. – Class A	25,445	1,145,534
Nestle SA (REG)	25,476	2,030,253
Tyson Foods, Inc. – Class A	18,054	1,364,341
WH Group Ltd.(b)	846,000	664,185

		8,090,996

40	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Products – 0.5%
Henkel AG & Co. KGaA (Preference Shares)	9,060	$1,187,475
Kimberly-Clark Corp.	1,180	151,111
Procter & Gamble Co. (The)	18,689	1,631,736
Reckitt Benckiser Group PLC	7,470	721,592

		3,691,914

Personal Products – 0.6%
Amorepacific Corp.	1,290	445,833
Estee Lauder Cos., Inc. (The) – Class A	14,482	1,292,229
L’Oreal SA	5,196	983,869
LG Household & Health Care Ltd.	290	247,097
Unilever PLC	28,590	1,327,182

		4,296,210

Tobacco – 2.0%
Altria Group, Inc.	23,939	1,582,128
British American Tobacco PLC	92,621	5,746,446
Imperial Brands PLC	24,311	1,275,191
Japan Tobacco, Inc.	82,800	3,208,415
Philip Morris International, Inc.	19,691	1,967,722

		13,779,902

		48,235,060

Industrials – 5.9%
Aerospace & Defense – 1.3%
Airbus Group SE	17,600	1,030,996
B/E Aerospace, Inc.	23,098	1,167,604
Hexcel Corp.	19,308	865,964
L-3 Communications Holdings, Inc.	15,930	2,370,703
Northrop Grumman Corp.	3,800	805,866
Rockwell Collins, Inc.	13,892	1,162,621
United Technologies Corp.	12,644	1,345,701

		8,749,455

Airlines – 0.8%
Air Canada(a)	60,930	416,298
Delta Air Lines, Inc.	43,472	1,597,596
International Consolidated Airlines Group SA	185,960	935,475
Japan Airlines Co., Ltd.	42,200	1,288,033
Qantas Airways Ltd.	440,061	1,070,686

		5,308,088

Building Products – 0.3%
Allegion PLC	7,990	569,048
AO Smith Corp.	14,340	1,383,523

		1,952,571

Commercial Services & Supplies – 0.4%
Babcock International Group PLC	129,204	1,775,688
Regus PLC	264,241	1,040,234
Republic Services, Inc. – Class A	3,709	187,379

		3,003,301

AB TAX-MANAGED WEALTH STRATEGIES •	41

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction & Engineering – 0.1%
IRB Infrastructure Developers Ltd.	83,146	$281,473
Quanta Services, Inc.(a)	17,748	456,656

		738,129

Electrical Equipment – 0.5%
Acuity Brands, Inc.	6,417	1,765,445
Eaton Corp. PLC	30,824	2,051,029

		3,816,474

Industrial Conglomerates – 0.8%
3M Co.	7,430	1,331,753
General Electric Co.	72,112	2,252,779
Rheinmetall AG	13,750	992,189
Roper Technologies, Inc.	4,780	848,689

		5,425,410

Machinery – 0.7%
Hoshizaki Corp.	3,300	264,286
IDEX Corp.	3,110	290,598
IHI Corp.	399,000	1,222,299
ITT, Inc.	23,834	862,314
JTEKT Corp.	92,600	1,443,403
WABCO Holdings, Inc.(a)	5,790	618,141

		4,701,041

Professional Services – 0.2%
Teleperformance	16,699	1,732,541

Road & Rail – 0.3%
Canadian National Railway Co.	7,330	471,023
Central Japan Railway Co.	8,500	1,397,751

		1,868,774

Trading Companies & Distributors – 0.5%
BOC Aviation Ltd.(a)(b)	175,600	909,322
Brenntag AG	10,540	573,127
Bunzl PLC	38,420	1,190,133
WESCO International, Inc.(a)	12,941	804,413

		3,476,995

		40,772,779

Energy – 5.0%
Energy Equipment & Services – 0.8%
Aker Solutions ASA(a)(b)	64,450	284,419
Core Laboratories NV	2,330	260,447
Helmerich & Payne, Inc.	25,169	1,521,718
Schlumberger Ltd.	38,019	3,003,501

		5,070,085

Oil, Gas & Consumable Fuels – 4.2%
Canadian Natural Resources Ltd.	30,850	958,152
Chevron Corp.	8,865	891,642
Devon Energy Corp.	44,665	1,935,335

42	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

EOG Resources, Inc.	32,160	$2,845,838
Exxon Mobil Corp.	33,759	2,941,759
Hess Corp.	45,164	2,452,405
JX Holdings, Inc.	379,700	1,418,032
LUKOIL PJSC (Sponsored ADR)	9,030	404,687
Occidental Petroleum Corp.	4,244	326,151
QEP Resources, Inc.	77,373	1,477,824
Royal Dutch Shell PLC – Class A	256,200	6,282,313
Southwestern Energy Co.(a)	28,761	400,066
TOTAL SA	90,729	4,334,704
Tupras Turkiye Petrol Rafinerileri AS	40,170	786,479
Valero Energy Corp.	12,600	697,410
YPF SA (Sponsored ADR)	48,810	829,282

		28,982,079

		34,052,164

Telecommunication Services – 2.3%
Diversified Telecommunication Services – 1.7%
AT&T, Inc.	97,395	3,981,508
BT Group PLC	450,290	2,285,199
Nippon Telegraph & Telephone Corp.	50,700	2,229,232
TDC A/S(a)	210,650	1,164,969
Verizon Communications, Inc.	36,851	1,928,413

		11,589,321

Wireless Telecommunication Services – 0.6%
Rogers Communications, Inc. – Class B	9,490	406,404
T-Mobile US, Inc.(a)	40,056	1,856,195
Tower Bersama Infrastructure Tbk PT	758,400	318,572
Vodafone Group PLC	597,007	1,801,559

		4,382,730

		15,972,051

Utilities – 1.8%
Electric Utilities – 1.4%
American Electric Power Co., Inc.	25,400	1,640,078
Edison International	23,423	1,703,321
EDP – Energias de Portugal SA	207,730	697,892
Enel SpA	151,610	669,955
Exelon Corp.	38,359	1,304,206
FirstEnergy Corp.	6,551	214,414
Korea Electric Power Corp.	19,840	1,030,504
PG&E Corp.	7,183	444,915
Portland General Electric Co.	16,689	702,774
PPL Corp.	28,859	1,003,716

		9,411,775

Multi-Utilities – 0.3%
DTE Energy Co.	2,669	247,950
NiSource, Inc.	66,671	1,596,104
Public Service Enterprise Group, Inc.	8,000	342,080

		2,186,134

AB TAX-MANAGED WEALTH STRATEGIES •	43

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Water Utilities – 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo	65,200	$593,407
Pennon Group PLC	27,495	317,072

		910,479

		12,508,388

Materials – 1.1%
Chemicals – 0.8%
Agrium, Inc. (Toronto)	6,130	590,656
Air Water, Inc.	14,000	259,243
Arkema SA	13,285	1,188,690
CF Industries Holdings, Inc.	44,133	1,147,458
Essentra PLC	17,887	121,221
JSR Corp.	46,500	680,908
Koninklijke DSM NV	14,257	995,158
LG Chem Ltd.	1,800	435,090
LyondellBasell Industries NV – Class A	4,539	358,082

		5,776,506

Metals & Mining – 0.2%
Goldcorp, Inc.	31,380	477,615
Newmont Mining Corp.	6,873	262,824
Novolipetsk Steel PJSC (GDR)(b)	40,810	569,335

		1,309,774

Paper & Forest Products – 0.1%
Mondi PLC	35,940	731,318

		7,817,598

Real Estate – 0.7%
Equity Real Estate Investment Trusts (REITs) – 0.1%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	545,530	536,689

Real Estate Management & Development – 0.6%
Ayala Land, Inc.	987,400	814,631
China Overseas Land & Investment Ltd.	232,000	764,111
Daito Trust Construction Co., Ltd.	11,000	1,620,352
Global Logistic Properties Ltd.	356,000	473,349
LendLease Group	81,810	847,745

		4,520,188

		5,056,877

Total Common Stocks (cost $405,868,013)		486,577,828

44	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 27.4%
Funds and Investment Trusts – 27.4%
AB Multi-Manager Alternative Strategies Fund – Class Z(c)	5,564,070	$55,139,931
AB Pooling Portfolio-AB Multi-Asset Real Return Portfolio(c)	4,861,067	30,284,447
AB Pooling Portfolio-AB Volatility Management Portfolio(c)	9,358,031	102,844,766

Total Investment Companies (cost $193,561,193)		188,269,144

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.24%(c)(d) (cost $9,926,520)	9,926,520	9,926,520

Total Investments – 99.7% (cost $609,355,726)		684,773,492
Other assets less liabilities – 0.3%		2,186,533

Net Assets – 100.0%		$686,960,025

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	3	September 2016	$93,979	$101,395	$7,416
TOPIX Index Futures	1	September 2016	128,784	128,594	(190)

					$7,226

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	3,591	SEK	30,691	11/16/16	$6,960
Barclays Bank PLC	JPY	376,455	USD	3,688	11/16/16	37,434
Barclays Bank PLC	USD	4,105	JPY	419,078	11/16/16	(41,673)
BNP Paribas SA	KRW	844,105	USD	761	11/16/16	4,789
BNP Paribas SA	USD	5,614	AUD	7,349	11/16/16	(100,662)
BNP Paribas SA	USD	1,125	NZD	1,585	11/16/16	21,670
Citibank, NA	EUR	645	USD	721	11/16/16	(726)
Citibank, NA	GBP	2,762	USD	3,608	11/16/16	(24,692)
Citibank, NA	HUF	162,916	USD	581	11/16/16	(6,042)
Citibank, NA	JPY	105,500	USD	967	11/16/16	(56,112)
Citibank, NA	USD	2,546	EUR	2,241	11/16/16	(37,926)

AB TAX-MANAGED WEALTH STRATEGIES •	45

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	861	GBP	656	11/16/16	$1,752
Citibank, NA	USD	679	JPY	70,672	11/16/16	6,321
Citibank, NA	USD	878	TWD	27,926	11/16/16	5,167
Credit Suisse International	CHF	1,421	USD	1,491	11/16/16	39,493
Credit Suisse International	SGD	943	USD	699	11/16/16	7,477
Goldman Sachs Bank USA	RUB	46,523	USD	719	10/13/16	14,037
Goldman Sachs Bank USA	USD	3,786	CHF	3,696	11/16/16	(11,924)
JPMorgan Chase Bank, NA	EUR	722	USD	806	11/16/16	(2,318)
JPMorgan Chase Bank, NA	USD	653	JPY	66,322	11/16/16	(10,177)
Morgan Stanley & Co., Inc.	EUR	925	USD	1,037	11/16/16	1,928
Morgan Stanley & Co., Inc.	GBP	934	USD	1,216	11/16/16	(12,060)
Morgan Stanley & Co., Inc.	HKD	23,967	USD	3,093	11/16/16	1,088
Morgan Stanley & Co., Inc.	JPY	232,240	USD	2,322	11/16/16	69,936
Royal Bank of Scotland PLC	EUR	10,081	USD	11,213	11/16/16	(68,394)
Royal Bank of Scotland PLC	USD	513	CAD	664	11/16/16	(6,419)
Standard Chartered Bank	USD	3,524	BRL	11,414	9/02/16	10,313
Standard Chartered Bank	BRL	11,414	USD	3,518	9/02/16	(16,824)
Standard Chartered Bank	USD	1,740	BRL	5,707	10/04/16	11,166
State Street Bank & Trust Co.	AUD	521	USD	396	11/16/16	4,935
State Street Bank & Trust Co.	CAD	274	USD	213	11/16/16	3,741
State Street Bank & Trust Co.	CAD	2,345	USD	1,782	11/16/16	(6,486)
State Street Bank & Trust Co.	CHF	528	USD	542	11/16/16	2,812
State Street Bank & Trust Co.	CNY	7,901	USD	1,172	11/16/16	(4,737)
State Street Bank & Trust Co.	EUR	782	USD	864	11/16/16	(10,828)
State Street Bank & Trust Co.	GBP	288	USD	383	11/16/16	4,265
State Street Bank & Trust Co.	USD	289	AUD	384	11/16/16	(1,408)
State Street Bank & Trust Co.	USD	2,897	CAD	3,812	11/16/16	10,543
State Street Bank & Trust Co.	USD	1,138	EUR	1,001	11/16/16	(18,272)
State Street Bank & Trust Co.	USD	255	GBP	194	11/16/16	549
State Street Bank & Trust Co.	USD	370	GBP	278	11/16/16	(4,167)
State Street Bank & Trust Co.	USD	280	JPY	29,585	11/16/16	6,655
State Street Bank & Trust Co.	USD	420	NOK	3,566	11/16/16	8,039
UBS AG	JPY	70,672	USD	671	11/16/16	(14,686)

						$(175,463)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, the aggregate market value of these securities amounted to $6,689,859 or 1.0% of net assets.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

46	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

PJSC – Public Joint Stock Company

REG – Registered Shares

TOPIX – Tokyo Price Index

See notes to financial statements.

AB TAX-MANAGED WEALTH STRATEGIES •	47

AB Tax-Managed Wealth Appreciation—Portfolio of Investments

AB TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2016

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 54.3%
Long-Term Municipal Bonds – 53.2%
Alabama – 4.9%
Alabama Public School & College Authority Series 2010A 5.00%, 5/01/18	$2,040	$2,185,636
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 1/01/25	3,980	4,616,521

		6,802,157

Arizona – 2.3%
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/25	2,100	2,500,785
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 7/01/26	410	518,449
Mohave County Industrial Development Authority (Mohave Prison LLC) Series 2008 8.00%, 5/01/25	155	161,019

		3,180,253

California – 1.9%
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2010D 5.00%, 5/15/23	365	420,005
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/20(a)	1,905	2,199,894

		2,619,899

Colorado – 2.4%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2012A 5.00%, 11/15/27	1,220	1,432,109
PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(b)(c)(d)	710	142,000
Regional Transportation District COP Series 2014A 5.00%, 6/01/29	1,475	1,770,015

		3,344,124

48	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Connecticut – 2.6%
State of Connecticut Series 2014C 5.00%, 6/15/17	$635	$656,564
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/27	2,390	2,894,099

		3,550,663

District of Columbia – 0.9%
District of Columbia AMBAC Series 2007B 5.25%, 6/01/18	1,200	1,294,908

Florida – 4.4%
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015A 5.00%, 6/01/22	1,000	1,195,300
County of Miami-Dade FL Aviation Revenue Series 2014B 5.00%, 10/01/25	665	828,676
Series 2015A 5.00%, 10/01/27	200	244,340
County of Miami-Dade FL Spl Tax Series 2012A 5.00%, 10/01/25	560	676,183
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(b)(d)(e)	25	12,500
Series 2010A-1 6.125%, 5/01/35(b)	15	15,026
Series 2010A-2 6.125%, 5/01/35(b)	35	35,061
Series 2010B 5.125%, 5/01/17(b)	30	30,072
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	60	63,747
Sarasota County School Board COP Series 2010B 5.00%, 7/01/22 (Pre-refunded/ETM)	1,165	1,346,775
Tampa Bay Water Series 2011A 5.00%, 10/01/23	1,380	1,645,402

		6,093,082

AB TAX-MANAGED WEALTH STRATEGIES •	49

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Georgia – 1.8%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2014A 5.00%, 1/01/28	$1,980	$2,452,448

Illinois – 0.9%
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/26	150	184,775
Illinois State Toll Highway Authority Series 2013B 5.00%, 12/01/18	305	332,761
State of Illinois Series 2013 5.00%, 7/01/22	315	354,847
Series 2014 5.00%, 4/01/20	75	82,062
Series 2016 5.00%, 6/01/23	135	153,378
State of Illinois (State of Illinois Sales Tax) Series 2016D 5.00%, 6/15/23(f)	130	158,171

		1,265,994

Indiana – 2.2%
Indiana Bond Bank (JPMorgan Chase & Co.) Series 2007A 5.25%, 10/15/19	1,945	2,163,794
Indiana Finance Authority (I-69 Development Partners LLC) Series 2014 5.25%, 9/01/29	145	162,330
Richmond Hospital Authority (Reid Hospital & Health Care Services, Inc.) Series 2015 5.00%, 1/01/25	580	708,255

		3,034,379

Massachusetts – 0.5%
Commonwealth of Massachusetts NATL Series 2000E 0.51%, 12/01/30(g)	100	91,141
AGM Series 2006B 5.25%, 9/01/24	500	645,845

		736,986

50	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan – 1.9%
Michigan Finance Authority (State of Michigan Unemployment) Series 2012A 5.00%, 7/01/19	$955	$1,068,578
Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/28	325	391,329
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) AGM Series 2014D2 5.00%, 7/01/28	1,000	1,197,730

		2,657,637

Minnesota – 1.1%
South Washington County Independent School District No 833/MN Series 2016B 5.00%, 2/01/20	1,290	1,470,574

Mississippi – 0.3%
State of Mississippi Gaming Series 2015E 5.00%, 10/15/28	370	451,663

Nebraska – 0.1%
Douglas County Hospital Authority No 2 (Madonna Rehabilitation Hospital) Series 2014 5.00%, 5/15/21	155	178,648

Nevada – 0.2%
Clark County School District Series 2015A 5.00%, 6/15/18	315	338,675

New Jersey – 4.4%
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.25%, 1/01/25	1,195	1,420,557
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/20	300	333,408

AB TAX-MANAGED WEALTH STRATEGIES •	51

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 6/15/18-6/15/20	$1,840	$2,011,618
New Jersey Turnpike Authority NATL Series 2000B 0.988%, 1/01/30(g)	100	90,540
Series 2014A 5.00%, 1/01/29	1,870	2,318,463

		6,174,586

New York – 5.3%
Metropolitan Transportation Authority Series 2012C 5.00%, 11/15/23	460	562,460
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/26	2,275	2,778,685
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2013A 5.00%, 7/01/26	205	249,413
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001B 0.77%, 10/01/36(g)	375	332,213
XLCA Series 2004A 0.805%, 1/01/39(g)	400	354,050
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	425	471,402
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/26	1,000	1,224,080
Series 2013B 5.00%, 11/15/20	1,215	1,422,182

		7,394,485

North Carolina – 0.1%
North Carolina Eastern Municipal Power Agency Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	150	175,787

52	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 1.7%
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania) Series 2015 4.00%, 10/01/18	$1,000	$1,066,820
Pennsylvania Turnpike Commission Series 2014C 5.00%, 12/01/26	1,000	1,233,570
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 4.60%, 7/01/15(b)(d)(e)	55	550

		2,300,940

Texas – 6.1%
City of Houston TX Airport System Revenue Series 2009A 5.00%, 7/01/21-7/01/22	2,815	3,028,894
Grand Parkway Transportation Corp. Series 2014A 3.00%, 12/15/16	1,710	1,720,773
Harris County-Houston Sports Authority AGM Series 2014A 5.00%, 11/15/25	615	759,507
Texas A&M University Series 2009D 5.00%, 5/15/18	2,765	2,969,444

		8,478,618

Utah – 0.5%
State of Utah Series 2010C 5.00%, 7/01/17	675	699,691

Virginia – 1.1%
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015A 5.00%, 2/01/23	1,190	1,464,581

Washington – 3.5%
Chelan County Public Utility District No 1 Series 2011B 5.50%, 7/01/24	1,815	2,155,929
State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 9/01/22	535	649,335

AB TAX-MANAGED WEALTH STRATEGIES •	53

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

State of Washington Series 2015R 5.00%, 7/01/24	$145	$184,024
Series 2016R 4.00%, 8/01/19	1,545	1,687,511
State of Washington COP Series 2015 5.00%, 7/01/18	225	241,990

		4,918,789

Wisconsin – 2.1%
State of Wisconsin Series 2010C 5.00%, 5/01/18	2,470	2,648,037
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	265	307,517

		2,955,554

Total Long-Term Municipal Bonds (cost $69,597,204)		74,035,121

Short-Term Municipal Notes – 1.1%
Texas – 1.1%
Harris County Industrial Development Corp. (Exxon Mobil Corp.) Series 1997 0.60%, 4/01/32(h)	250	250,000
Lower Neches Valley Authority Industrial Development Corp. (Generic Municipal Bond) 0.61%, 4/01/26(h)	1,300	1,300,000

Total Short-Term Municipal Notes (cost $1,550,000)		1,550,000

Total Municipal Obligations (cost $71,147,204)		75,585,121

	Shares
COMMON STOCKS – 26.9%
Information Technology – 5.9%
Communications Equipment – 0.3%
Arista Networks, Inc.(d)	1,950	155,376
Cisco Systems, Inc.	5,213	163,896
Palo Alto Networks, Inc.(d)	1,270	169,126

		488,398

54	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 0.2%
Amphenol Corp. – Class A	1,879	$117,080
Corning, Inc.	1,350	30,632
Keysight Technologies, Inc.(d)	927	28,209
Largan Precision Co., Ltd.	1,000	111,821

		287,742

Internet Software & Services – 1.4%
Alibaba Group Holding Ltd. (Sponsored ADR)(d)	1,100	106,909
Alphabet, Inc. – Class A(d)	117	92,413
Alphabet, Inc. – Class C(d)	924	708,754
Criteo SA (Sponsored ADR)(d)	490	18,071
Facebook, Inc. – Class A(d)	6,000	756,720
NAVER Corp.	62	46,915
Tencent Holdings Ltd.	9,800	253,966

		1,983,748

IT Services – 0.9%
Booz Allen Hamilton Holding Corp.	2,959	89,835
Cognizant Technology Solutions Corp. – Class A(d)	3,240	186,106
HCL Technologies Ltd.	3,120	36,223
Vantiv, Inc. – Class A(d)	1,960	105,330
Visa, Inc. – Class A	7,750	626,975
Worldpay Group PLC(d)(i)	18,152	71,228
Xerox Corp.	10,088	99,367

		1,215,064

Semiconductors & Semiconductor Equipment – 1.3%
Applied Materials, Inc.	3,323	99,158
ASML Holding NV	1,900	202,825
Infineon Technologies AG	2,780	46,650
Intel Corp.	7,921	284,285
Novatek Microelectronics Corp.	18,000	61,320
NVIDIA Corp.	4,244	260,327
SCREEN Holdings Co., Ltd.	8,000	103,943
Sumco Corp.	8,000	70,089
Taiwan Semiconductor Manufacturing Co., Ltd.	23,000	127,728
Texas Instruments, Inc.	2,700	187,758
Tokyo Electron Ltd.	500	46,031
Xilinx, Inc.	4,650	252,076

		1,742,190

Software – 1.0%
Adobe Systems, Inc.(d)	1,680	171,881
Aspen Technology, Inc.(d)	1,000	45,460
Constellation Software, Inc./Canada	680	296,692
Dassault Systemes	1,880	158,732
Intuit, Inc.	401	44,691

AB TAX-MANAGED WEALTH STRATEGIES •	55

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

LINE Corp. (Sponsored ADR)(d)	3,360	$143,640
Nintendo Co., Ltd.	300	66,228
Oracle Corp.	7,068	291,343
ServiceNow, Inc.(d)	1,396	101,447
Ultimate Software Group, Inc. (The)(d)	123	25,700

		1,345,814

Technology Hardware, Storage & Peripherals – 0.8%
Apple, Inc.	4,632	491,455
Hewlett Packard Enterprise Co.	7,236	155,429
HP, Inc.	7,948	114,213
NCR Corp.(d)	2,171	73,488
Samsung Electronics Co., Ltd.	238	345,212

		1,179,797

		8,242,753

Financials – 4.3%
Banks – 1.9%
Australia & New Zealand Banking Group Ltd.	4,150	83,732
Axis Bank Ltd.	7,750	68,859
Banco Macro SA (ADR)	590	46,221
Bank of America Corp.	23,274	375,642
Bank of Montreal	630	41,785
Bank of Queensland Ltd.	8,402	66,523
Citigroup, Inc.	1,477	70,512
Danske Bank A/S	2,850	83,655
Fifth Third Bancorp	1,030	20,765
HDFC Bank Ltd.	4,590	106,234
ING Groep NV	11,734	146,855
Intesa Sanpaolo SpA	18,390	43,697
Itau Unibanco Holding SA (Preference Shares)	5,300	58,840
JPMorgan Chase & Co.	4,099	276,682
KB Financial Group, Inc.	1,880	65,593
KBC Group NV(d)	1,370	81,228
Mitsubishi UFJ Financial Group, Inc.	28,400	156,442
OTP Bank PLC	2,330	60,828
PNC Financial Services Group, Inc. (The)	1,105	99,561
Shinhan Financial Group Co., Ltd.	1,130	41,300
Sumitomo Mitsui Trust Holdings, Inc.	17,000	61,000
SunTrust Banks, Inc.	657	28,954
Toronto-Dominion Bank (The)	1,580	70,506
US Bancorp	1,418	62,605
Wells Fargo & Co.	7,332	372,466

		2,590,485

Capital Markets – 0.4%
Amundi SA(i)	895	43,355
Bank of New York Mellon Corp. (The)	702	29,252

56	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

BlackRock, Inc. – Class A	254	$94,694
Goldman Sachs Group, Inc. (The)	413	69,987
Partners Group Holding AG	305	139,929
UBS Group AG	13,083	189,595

		566,812

Consumer Finance – 0.4%
Capital One Financial Corp.	1,906	136,470
Discover Financial Services	1,272	76,320
OneMain Holdings, Inc.(d)	3,025	93,805
Shriram Transport Finance Co., Ltd.	1,090	20,039
Synchrony Financial	7,242	201,545

		528,179

Diversified Financial Services – 0.2%
Berkshire Hathaway, Inc. – Class B(d)	754	113,469
BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	8,900	49,362
Challenger Ltd./Australia	5,640	38,888
GRENKE AG	330	63,916
MarketAxess Holdings, Inc.	105	17,697

		283,332

Insurance – 1.2%
Admiral Group PLC	1,318	35,512
Aflac, Inc.	552	40,947
AIA Group Ltd.	50,000	314,908
Allstate Corp. (The)	2,287	157,712
American International Group, Inc.	4,269	255,414
Chubb Ltd.	196	24,878
Dongbu Insurance Co., Ltd.	1,200	72,557
First American Financial Corp.	2,255	97,168
FNF Group	3,892	146,689
Hartford Financial Services Group, Inc. (The)	396	16,264
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	410	74,038
NN Group NV	2,816	84,078
Progressive Corp. (The)	850	27,676
Prudential PLC	11,890	213,889
Suncorp Group Ltd.	5,060	48,278
Travelers Cos., Inc. (The)	370	43,923

		1,653,931

Thrifts & Mortgage Finance – 0.2%
Housing Development Finance Corp., Ltd.	11,680	245,665
LIC Housing Finance Ltd.	6,040	51,471

		297,136

		5,919,875

AB TAX-MANAGED WEALTH STRATEGIES •	57

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 3.9%
Biotechnology – 0.8%
Alexion Pharmaceuticals, Inc.(d)	2,023	$254,615
Biogen, Inc.(d)	1,494	456,611
Gilead Sciences, Inc.	3,763	294,944
Grifols SA (ADR)	3,200	50,912

		1,057,082

Health Care Equipment & Supplies – 0.8%
Align Technology, Inc.(d)	1,526	141,765
Danaher Corp.	1,707	138,967
Edwards Lifesciences Corp.(d)	800	92,128
Essilor International SA	1,475	187,885
Intuitive Surgical, Inc.(d)	568	389,887
Sartorius AG (Preference Shares)	1,912	151,060

		1,101,692

Health Care Providers & Services – 0.8%
Aetna, Inc.	1,203	140,895
Cigna Corp.	1,123	144,036
McKesson Corp.	605	111,695
Premier, Inc. – Class A(d)	2,089	66,117
Quest Diagnostics, Inc.	906	75,035
Ramsay Health Care Ltd.	2,030	126,399
UnitedHealth Group, Inc.	3,247	441,754
VCA, Inc.(d)	660	46,735

		1,152,666

Life Sciences Tools & Services – 0.3%
Eurofins Scientific SE	631	256,083
Mettler-Toledo International, Inc.(d)	253	101,977

		358,060

Pharmaceuticals – 1.2%
GlaxoSmithKline PLC	2,550	54,889
Johnson & Johnson	2,810	335,345
Merck & Co., Inc.	1,642	103,101
Novartis AG (REG)	964	75,928
Novo Nordisk A/S – Class B	2,780	130,106
Pfizer, Inc.	8,556	297,749
Roche Holding AG	1,240	302,684
Sanofi	1,190	91,828
Shire PLC	3,870	241,687
Sun Pharmaceutical Industries Ltd.	5,910	68,174

		1,701,491

		5,370,991

Consumer Discretionary – 3.8%
Auto Components – 0.4%
Continental AG	85	17,784
Hankook Tire Co., Ltd.	1,280	64,017

58	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Lear Corp.	787	$91,520
Magna International, Inc. – Class A	5,176	208,593
Plastic Omnium SA	1,240	39,649
Sumitomo Electric Industries Ltd.	5,400	80,209
Valeo SA	2,018	104,809

		606,581

Automobiles – 0.3%
General Motors Co.	1,375	43,890
Honda Motor Co., Ltd.	3,800	117,063
Isuzu Motors Ltd.	4,900	56,516
Peugeot SA(d)	6,550	96,958
Tata Motors Ltd. – Class A	18,339	94,092

		408,519

Hotels, Restaurants & Leisure – 0.3%
Elior Participations SCA(i)	2,590	59,484
IMAX China Holding, Inc.(d)(i)	8,000	45,214
Sodexo SA	358	41,560
Starbucks Corp.	5,390	303,079

		449,337

Household Durables – 0.1%
Panasonic Corp.	8,100	83,302

Internet & Direct Marketing Retail – 0.2%
Ctrip.com International Ltd. (ADR)(d)	1,950	92,332
Priceline Group, Inc. (The)(d)	145	205,426

		297,758

Leisure Products – 0.1%
Bandai Namco Holdings, Inc.	1,900	51,936
Mattel, Inc.	431	14,279

		66,215

Media – 1.0%
Altice NV – Class A(d)	4,790	80,014
AMC Networks, Inc. – Class A(d)	2,478	134,654
Charter Communications, Inc. – Class A(d)	162	41,668
Comcast Corp. – Class A	5,731	374,005
CTS Eventim AG & Co. KGaA	4,388	152,081
Interpublic Group of Cos., Inc. (The)	605	14,000
Liberty Global PLC Series C(d)	2,954	91,072
Naspers Ltd. – Class N	895	146,704
Thomson Reuters Corp.	488	20,247
Twenty-First Century Fox, Inc. – Class A	491	12,049
Vivendi SA	2,840	55,007
Walt Disney Co. (The)	1,982	187,220

		1,308,721

AB TAX-MANAGED WEALTH STRATEGIES •	59

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 0.3%
Dollar General Corp.	1,290	$94,699
Dollar Tree, Inc.(d)	2,960	244,792
Target Corp.	1,408	98,828

		438,319

Specialty Retail – 0.8%
ABC-Mart, Inc.	1,800	113,163
Burlington Stores, Inc.(d)	806	65,463
Home Depot, Inc. (The)	3,665	491,550
Kingfisher PLC	7,700	37,553
O’Reilly Automotive, Inc.(d)	280	78,386
Office Depot, Inc.	8,734	32,141
Ross Stores, Inc.	1,102	68,589
TJX Cos., Inc. (The)	719	55,679
Tractor Supply Co.	990	83,111
Ulta Salon Cosmetics & Fragrance, Inc.(d)	407	100,614

		1,126,249

Textiles, Apparel & Luxury Goods – 0.3%
HUGO BOSS AG	590	35,963
Kering	180	34,203
NIKE, Inc. – Class B	5,648	325,551
Samsonite International SA	20,200	63,833

		459,550

		5,244,551

Consumer Staples – 2.6%
Beverages – 0.2%
Asahi Group Holdings Ltd.	700	22,903
Monster Beverage Corp.(d)	1,508	232,066

		254,969

Food & Staples Retailing – 0.8%
Costco Wholesale Corp.	855	138,587
CP ALL PCL	43,500	78,227
CVS Health Corp.	4,757	444,304
Koninklijke Ahold Delhaize NV	6,957	167,015
Kroger Co. (The)	3,653	116,859
Lenta Ltd. (GDR)(d)(i)	10,311	80,289
Loblaw Cos., Ltd.	710	38,629
Sugi Holdings Co., Ltd.	400	19,609
Tesco PLC(d)	20,690	45,196
X5 Retail Group NV (GDR)(d)(i)	1,183	31,244

		1,159,959

Food Products – 0.4%
Archer-Daniels-Midland Co.	791	34,614
ConAgra Foods, Inc.	460	21,441
First Resources Ltd.	14,500	19,143

60	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Ingredion, Inc.	580	$79,437
JBS SA	11,400	44,128
Mondelez International, Inc. – Class A	2,030	91,391
Nestle SA (REG)	1,900	151,416
Tyson Foods, Inc. – Class A	1,490	112,599
WH Group Ltd.(i)	65,000	51,031

		605,200

Household Products – 0.2%
Henkel AG & Co. KGaA (Preference Shares)	680	89,126
Kimberly-Clark Corp.	95	12,166
Procter & Gamble Co. (The)	1,317	114,987
Reckitt Benckiser Group PLC	580	56,027

		272,306

Personal Products – 0.2%
Amorepacific Corp.	100	34,561
Estee Lauder Cos., Inc. (The) – Class A	1,120	99,938
L’Oreal SA	407	77,066
LG Household & Health Care Ltd.	20	17,041
Unilever PLC	2,220	103,055

		331,661

Tobacco – 0.8%
Altria Group, Inc.	1,726	114,071
British American Tobacco PLC	6,935	430,266
Imperial Brands PLC	1,840	96,514
Japan Tobacco, Inc.	6,700	259,618
Philip Morris International, Inc.	1,574	157,290

		1,057,759

		3,681,854

Industrials – 2.2%
Aerospace & Defense – 0.4%
Airbus Group SE	1,320	77,325
B/E Aerospace, Inc.	1,913	96,702
Hexcel Corp.	1,493	66,961
L-3 Communications Holdings, Inc.	1,286	191,382
Northrop Grumman Corp.	155	32,871
Rockwell Collins, Inc.	1,101	92,143
United Technologies Corp.	650	69,179

		626,563

Airlines – 0.3%
Air Canada(d)	4,620	31,566
Delta Air Lines, Inc.	3,441	126,457
International Consolidated Airlines Group SA	14,040	70,628
Japan Airlines Co., Ltd.	3,300	100,723
Qantas Airways Ltd.	34,132	83,044

		412,418

AB TAX-MANAGED WEALTH STRATEGIES •	61

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Building Products – 0.1%
Allegion PLC	640	$45,581
AO Smith Corp.	1,130	109,022

		154,603

Commercial Services & Supplies – 0.2%
Babcock International Group PLC	9,900	136,058
Regus PLC	20,665	81,352
Republic Services, Inc. – Class A	308	15,560

		232,970

Construction & Engineering – 0.0%
IRB Infrastructure Developers Ltd.	6,290	21,294
Quanta Services, Inc.(d)	1,399	35,996

		57,290

Electrical Equipment – 0.2%
Acuity Brands, Inc.	504	138,661
Eaton Corp. PLC	2,197	146,188

		284,849

Industrial Conglomerates – 0.3%
3M Co.	590	105,752
General Electric Co.	5,659	176,787
Rheinmetall AG	1,030	74,324
Roper Technologies, Inc.	385	68,357

		425,220

Machinery – 0.3%
Deere & Co.	310	26,210
Hoshizaki Corp.	300	24,026
IDEX Corp.	250	23,360
IHI Corp.	31,000	94,966
ITT, Inc.	1,889	68,344
JTEKT Corp.	7,200	112,230
WABCO Holdings, Inc.(d)	460	49,110

		398,246

Professional Services – 0.1%
Teleperformance	1,295	134,358

Road & Rail – 0.1%
Canadian National Railway Co.	510	32,772
Central Japan Railway Co.	600	98,665

		131,437

Trading Companies & Distributors – 0.2%
BOC Aviation Ltd.(d)(i)	12,800	66,283
Brenntag AG	800	43,501
Bunzl PLC	3,077	95,316
WESCO International, Inc.(d)	1,141	70,925

		276,025

		3,133,979

62	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 1.8%
Energy Equipment & Services – 0.3%
Aker Solutions ASA(d)(i)	5,430	$23,963
Core Laboratories NV	180	20,120
Helmerich & Payne, Inc.	1,990	120,315
Schlumberger Ltd.	3,004	237,316

		401,714

Oil, Gas & Consumable Fuels – 1.5%
Canadian Natural Resources Ltd.	2,190	68,018
Chevron Corp.	700	70,406
Devon Energy Corp.	3,531	152,998
EOG Resources, Inc.	2,412	213,438
Exxon Mobil Corp.	2,570	223,950
Hess Corp.	3,357	182,285
JX Holdings, Inc.	28,500	106,436
LUKOIL PJSC (Sponsored ADR)	670	30,027
Occidental Petroleum Corp.	507	38,963
QEP Resources, Inc.	2,540	48,514
Royal Dutch Shell PLC – Class A	19,068	467,569
Southwestern Energy Co.(d)	2,465	34,288
TOTAL SA	6,985	333,718
Tupras Turkiye Petrol Rafinerileri AS	3,160	61,869
Valero Energy Corp.	1,100	60,885
YPF SA (Sponsored ADR)	3,640	61,844

		2,155,208

		2,556,922

Telecommunication Services – 0.9%
Diversified Telecommunication Services – 0.6%
AT&T, Inc.	7,415	303,125
BT Group PLC	35,530	180,313
Nippon Telegraph & Telephone Corp.	3,900	171,479
TDC A/S(d)	16,020	88,596
Verizon Communications, Inc.	2,732	142,966

		886,479

Wireless Telecommunication Services – 0.3%
Rogers Communications, Inc. – Class B	690	29,549
T-Mobile US, Inc.(d)	3,797	175,953
Tower Bersama Infrastructure Tbk PT	48,000	20,163
Vodafone Group PLC	46,750	141,075

		366,740

		1,253,219

Utilities – 0.7%
Electric Utilities – 0.5%
American Electric Power Co., Inc.	1,913	123,522
Edison International	1,906	138,604

AB TAX-MANAGED WEALTH STRATEGIES •	63

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

EDP – Energias de Portugal SA	15,030	$50,495
Enel SpA	12,020	53,116
Eversource Energy	404	21,804
Exelon Corp.	2,734	92,956
FirstEnergy Corp.	573	18,754
Korea Electric Power Corp.	1,460	75,834
NextEra Energy, Inc.	274	33,138
PG&E Corp.	560	34,686
Portland General Electric Co.	1,276	53,732
PPL Corp.	2,239	77,873

		774,514

Multi-Utilities – 0.1%
DTE Energy Co.	228	21,181
NiSource, Inc.	5,171	123,794
Public Service Enterprise Group, Inc.	420	17,959

		162,934

Water Utilities – 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo	5,200	47,327
Pennon Group PLC	3,510	40,477

		87,804

		1,025,252

Materials – 0.5%
Chemicals – 0.4%
Agrium, Inc. (Toronto)	500	48,177
Air Water, Inc.	3,000	55,552
Arkema SA	980	87,687
CF Industries Holdings, Inc.	3,623	94,198
Essentra PLC	1,370	9,285
JSR Corp.	3,700	54,180
Koninklijke DSM NV	1,050	73,291
LG Chem Ltd.	120	29,006
LyondellBasell Industries NV – Class A	364	28,716

		480,092

Metals & Mining – 0.1%
Goldcorp, Inc.	2,090	31,811
Newmont Mining Corp.	603	23,059
Novolipetsk Steel PJSC (GDR)(i)	3,010	41,992

		96,862

Paper & Forest Products – 0.0%
Mondi PLC	2,791	56,792

		633,746

64	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate – 0.3%
Equity Real Estate Investment Trusts (REITs) – 0.0%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	41,420	$40,749

Real Estate Management & Development – 0.3%
Ayala Land, Inc.	79,600	65,672
China Overseas Land & Investment Ltd.	18,000	59,285
Daito Trust Construction Co., Ltd.	900	132,574
Global Logistic Properties Ltd.	28,000	37,230
LendLease Group	6,370	66,008
SM Prime Holdings, Inc.	4,500	2,879

		363,648

		404,397

Total Common Stocks (cost $31,092,477)		37,467,539

INVESTMENT COMPANIES – 18.6%
Funds and Investment Trusts – 18.6%
AB Multi-Manager Alternative Strategies Fund – Class Z(j)	788,687	7,815,889
AB Pooling Portfolio – AB Multi-Asset Real Return Portfolio(j)	610,526	3,803,575
AB Pooling Portfolio – AB Volatility Management Portfolio(j)	1,301,707	14,305,755

Total Investment Companies (cost $26,580,877)		25,925,219

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.24%(j)(k) (cost $656,396)	656,396	656,396

Total Investments – 100.3% (cost $129,476,954)		139,634,275
Other assets less liabilities – (0.3)%		(428,863)

Net Assets – 100.0%		$139,205,412

AB TAX-MANAGED WEALTH STRATEGIES •	65

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	KRW	73,426	USD	66	11/16/16	$417
Citibank, NA	USD	42	TWD	1,334	11/16/16	247
Goldman Sachs Bank USA	RUB	4,058	USD	63	10/13/16	1,224
Royal Bank of Scotland PLC	EUR	530	USD	589	11/16/16	(3,596)
Standard Chartered Bank	BRL	892	USD	274	9/02/16	(1,736)
Standard Chartered Bank	USD	275	BRL	892	9/02/16	806
Standard Chartered Bank	USD	136	BRL	446	10/04/16	1,288
State Street Bank & Trust Co.	AUD	59	USD	45	11/16/16	559
State Street Bank & Trust Co.	CAD	88	USD	68	11/16/16	915
State Street Bank & Trust Co.	CAD	94	USD	71	11/16/16	(274)
State Street Bank & Trust Co.	CHF	158	USD	165	11/16/16	3,400
State Street Bank & Trust Co.	EUR	475	USD	528	11/16/16	(3,574)
State Street Bank & Trust Co.	GBP	271	USD	353	11/16/16	(3,157)
State Street Bank & Trust Co.	GBP	71	USD	94	11/16/16	583
State Street Bank & Trust Co.	HKD	2,125	USD	274	11/16/16	89
State Street Bank & Trust Co.	JPY	7,443	USD	71	11/16/16	(1,464)
State Street Bank & Trust Co.	JPY	35,274	USD	347	11/16/16	5,110
State Street Bank & Trust Co.	SGD	94	USD	70	11/16/16	706
State Street Bank & Trust Co.	USD	46	AUD	61	11/16/16	144
State Street Bank & Trust Co.	USD	424	AUD	557	11/16/16	(6,185)
State Street Bank & Trust Co.	USD	29	CAD	37	11/16/16	(325)
State Street Bank & Trust Co.	USD	239	CAD	314	11/16/16	916
State Street Bank & Trust Co.	USD	290	CHF	283	11/16/16	(512)
State Street Bank & Trust Co.	USD	332	EUR	294	11/16/16	(3,450)
State Street Bank & Trust Co.	USD	90	GBP	68	11/16/16	(346)
State Street Bank & Trust Co.	USD	65	GBP	50	11/16/16	351
State Street Bank & Trust Co.	USD	22	HKD	167	11/16/16	(8)
State Street Bank & Trust Co.	USD	72	JPY	7,415	11/16/16	356
State Street Bank & Trust Co.	USD	288	JPY	29,439	11/16/16	(2,790)
State Street Bank & Trust Co.	USD	32	NOK	268	11/16/16	604
State Street Bank & Trust Co.	USD	88	NZD	124	11/16/16	1,847
State Street Bank & Trust Co.	USD	282	SEK	2,413	11/16/16	876
State Street Bank & Trust Co.	USD	36	SGD	49	11/16/16	(423)

						$(7,402)

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$200	9/02/20	1.548%	CPI#	$	– 0	–	$(1,454)
Bank of America, NA	900	3/04/24	2.493%	CPI#		(500)		(106,083)
Bank of America, NA	600	7/09/24	2.613%	CPI#		– 0	–	(79,862)
Barclays Bank PLC	2,000	1/31/19	2.385%	CPI#		– 0	–	(164,591)
Barclays Bank PLC	200	5/05/25	2.125%	CPI#		– 0	–	(10,778)
Barclays Bank PLC	1,800	1/31/27	2.628%	CPI#		– 0	–	(336,389)
Citibank, NA	2,000	5/05/18	1.843%	CPI#		– 0	–	(22,500)
Citibank, NA	350	8/26/20	2.298%	CPI#		– 0	–	(25,910)
Citibank, NA	980	12/14/20	1.548%	CPI#		– 0	–	(1,877)
Citibank, NA	400	8/09/21	1.540%	CPI#		– 0	–	(121)
Citibank, NA	300	5/24/23	2.533%	CPI#		– 0	–	(38,911)
Deutsche Bank AG	700	7/15/20	1.265%	CPI#		– 0	–	12,319

66	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	$1,400	1/31/22	2.515%	CPI#	$	– 0	–	$(179,045)
Morgan Stanley Capital Services LLC	250	4/16/23	2.690%	CPI#		– 0	–	(37,362)

						$(500)		$(992,564)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$465	3/01/23	0.904%	SIFMA*	$28
JPMorgan Chase Bank, NA	235	10/26/22	1.123%	SIFMA*	(3,193)
JPMorgan Chase Bank, NA	450	2/22/23	0.902%	SIFMA*	588

					$(2,577)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)	Illiquid security.

(c)	Defaulted.

(d)	Non-income producing security.

(e)	Defaulted matured security.

(f)	When-Issued or delayed delivery security.

(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of August 31, 2016 and the aggregate market value of these securities amounted to $867,944 or 0.62% of net assets.

(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(i)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, the aggregate market value of these securities amounted to $514,083 or 0.4% of net assets.

(j)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(k)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

AB TAX-MANAGED WEALTH STRATEGIES •	67

AB Tax-Managed Balanced Wealth Strategy—Portfolio of Investments

As of August 31, 2016, the Strategy’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 6.8% and 0.0%, respectively.

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
KRW	– South Korean Won
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
RUB	– Russian Ruble
SEK	– Swedish Krona
SGD	– Singapore Dollar
TWD	– New Taiwan Dollar
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
GDR	– Global Depositary Receipt
NATL	– National Interstate Corporation
OSF	– Order of St. Francis
PJSC	– Public Joint Stock Company
REG	– Registered Shares
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

68	• AB TAX-MANAGED WEALTH STRATEGIES

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AB TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2016

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 67.5%
Long-Term Municipal Bonds – 66.5%
Alabama – 1.4%
Alabama Public School & College Authority Series 2012A 5.00%, 3/01/17	$590	$602,903

Alaska – 1.3%
Municipality of Anchorage AK Series 2015B 5.00%, 9/01/24	430	545,094

Arizona – 2.1%
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/24	675	804,175
Maricopa County Community College District Series 2016 5.00%, 7/01/18	75	80,947

		885,122

Arkansas – 0.3%
State of Arkansas Series 2014 5.00%, 10/01/16	140	140,441

California – 0.4%
State of California Department of Water Resources Power Supply Revenue Series 2015O 5.00%, 5/01/22	130	158,668

Colorado – 2.3%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.25%, 11/15/18	500	546,060
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/16-12/01/21	415	436,466

		982,526

Connecticut – 0.2%
State of Connecticut Series 2014A 5.00%, 3/01/30	70	83,833

AB TAX-MANAGED WEALTH STRATEGIES •	69

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

District of Columbia – 1.6%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/16	$275	$275,830
Washington Metropolitan Area Transit Authority Series 2016A 5.00%, 7/01/18	355	382,747

		658,577

Florida – 6.7%
Citizens Property Insurance Corp. Series 2012A 5.00%, 6/01/22	110	132,356
City of Jacksonville FL (City of Jacksonville FL Lease) Series 2010A-1 5.00%, 10/01/19	450	505,728
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/24	205	245,291
County of Miami-Dade FL Solid Waste System Revenue Series 2015 5.00%, 10/01/19	205	230,920
Florida Department of Environmental Protection Series 2008B 5.25%, 7/01/17	425	441,235
Orlando-Orange County Expressway Authority Series 2013B 5.00%, 7/01/22	155	187,136
State of Florida Series 2012B 5.00%, 7/01/17	550	570,026
State of Florida Lottery Revenue Series 2016B 5.00%, 7/01/18	475	511,770

		2,824,462

Georgia – 3.1%
Fulton County Development Authority (Robert W Woodruff Arts Center, Inc.) Series 2009B 5.25%, 3/15/24	305	334,430
Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/17	385	393,104

70	• AB TAX-MANAGED WEALTH STRATEGIES

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	Principal Amount (000)	U.S. $ Value

Municipal Electric Authority of Georgia Series 2012B 5.00%, 1/01/18	$555	$587,345

		1,314,879

Hawaii – 1.4%
State of Hawaii Series 2014E 5.00%, 8/01/24	460	583,478

Illinois – 1.0%
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	40	44,842
State of Illinois Series 2012 5.00%, 8/01/21-8/01/23	160	180,672
Series 2014 5.00%, 5/01/22-5/01/28	160	180,048

		405,562

Indiana – 1.4%
County of Jasper IN (Northern Indiana Public Service Co.) NATL Series 1988B 5.60%, 11/01/16	75	75,547
Indiana Bond Bank (JPMorgan Chase & Co.) Series 2007A 5.25%, 10/15/20	150	170,466
Indiana Finance Authority (Indiana Finance Authority SRF) Series 2012B 5.00%, 2/01/27	275	321,486

		567,499

Iowa – 0.7%
Iowa Finance Authority (Iowa Finance Authority SRF) Series 2015 5.00%, 8/01/18	280	303,218

Kansas – 1.6%
Sedgwick County Unified School District No 266 Maize Series 2015B 5.00%, 9/01/18	435	472,371
State of Kansas Department of Transportation Series 2015A 5.00%, 9/01/22	170	208,308

		680,679

AB TAX-MANAGED WEALTH STRATEGIES •	71

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kentucky – 2.1%
Kentucky Asset Liability Commission (Commonwealth of Kentucky Fed Hwy Grant) Series 2014A 5.00%, 9/01/25	$440	$541,358
Kentucky Turnpike Authority Series 2015B 5.00%, 7/01/18	335	360,805

		902,163

Maryland – 0.3%
University System of Maryland Series 2015A 5.00%, 4/01/18	135	144,287

Massachusetts – 0.7%
Commonwealth of Massachusetts AGM Series 2006C 1.886%, 11/01/19(a)	300	307,911

Michigan – 3.6%
City of Detroit MI Sewage Disposal System Revenue AGM Series 2006D 1.033% (LIBOR 3 Month + 0.60%), 7/01/32(b)	410	376,445
Michigan Finance Authority (State of Michigan Unemployment) Series 2012B 5.00%, 7/01/20	915	1,022,458
Michigan Finance Authority (City of Detroit MI) Series 2016C 5.00%, 4/01/20	115	129,321

		1,528,224

Minnesota – 0.8%
Elk River Independent School District No 728 Series 2015C 5.00%, 2/01/18	300	318,279

Missouri – 1.2%
City of Springfield MO Public Utility Revenue Series 2015 5.00%, 8/01/21	235	278,747
Missouri Highway & Transportation Commission 5.00%, 5/01/17	230	236,721

		515,468

72	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nevada – 1.9%
State of Nevada (State of Nevada Unemployment) Series 2013 5.00%, 12/01/16	$685	$692,426
State of Nevada Series 2015D 5.00%, 4/01/23	90	111,029

		803,455

New Jersey – 1.3%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2008A 5.00%, 5/01/17	250	256,702
Series 2015X 5.00%, 6/15/19	285	308,926

		565,628

New Mexico – 1.4%
State of New Mexico Severance Tax Permanent Fund Series 2015 5.00%, 7/01/18	540	582,104

New York – 8.2%
City of New York NY Series 2008C 5.25%, 8/01/17	160	166,717
Metropolitan Transportation Authority Series 2012F 5.00%, 11/15/23-11/15/26	475	578,408
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2009A 5.00%, 3/15/17	385	394,051
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/18	1,000	1,077,410
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2013A 5.00%, 2/15/20	355	405,903
Series 2014A 5.00%, 2/15/28	190	235,450

AB TAX-MANAGED WEALTH STRATEGIES •	73

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York State Thruway Authority (State of New York Pers Income Tax) Series 2008A 5.00%, 3/15/18	$270	$287,963
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	165	183,015
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/28	120	144,048

		3,472,965

Ohio – 0.8%
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.25%, 12/01/25	285	335,499

Pennsylvania – 3.8%
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/17	220	228,048
Philadelphia Gas Works Co. Series 2015 4.00%, 8/01/18	420	444,423
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.125%, 9/01/22	800	919,168

		1,591,639

Rhode Island – 1.5%
Rhode Island Commerce Corp. AGC Series 2009A 5.25%, 6/15/18 (Pre-refunded/ETM)	600	648,402

Texas – 7.7%
City of Houston TX Combined Utility System Revenue Series 2010C 5.00%, 11/15/18	465	507,766
Series 2014C 5.00%, 5/15/28	160	196,232
City of San Antonio TX Util Drainage System Revenue Series 2013 5.00%, 2/01/27	135	162,916

74	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

County of Harris TX (County of Harris TX Toll Road) Series 2015 5.00%, 8/15/27	$290	$369,347
Northwest Independent School District Series 2015B 4.00%, 2/15/18	200	209,598
SA Energy Acquisition Public Facility Corp. (Goldman Sachs Group, Inc. (The)) Series 2007 5.50%, 8/01/22	460	551,761
Spring Branch Independent School District Series 2015B 5.00%, 2/01/25	100	127,897
Spring Independent School District Series 2011 5.00%, 8/15/24	600	687,018
Texas Public Finance Authority (Texas Public Finance Authority State Lease) Series 2015D 4.00%, 2/01/18	420	439,975

		3,252,510

Virginia – 1.4%
County of Fairfax VA Series 2011A 5.00%, 4/01/17	580	594,889

Washington – 4.3%
Energy Northwest (Bonneville Power Administration) Series 2009A 5.25%, 7/01/18	255	276,180
State of Washington Series 2011R 5.00%, 7/01/17	650	673,283
Series 2016R 5.00%, 8/01/20	285	330,067
University of Washington Series 2015C 5.00%, 12/01/18	500	547,850

		1,827,380

Total Long-Term Municipal Bonds (cost $27,032,610)		28,127,744

AB TAX-MANAGED WEALTH STRATEGIES •	75

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 1.0%
California – 1.0%
County of Riverside CA Series 2016 3.00%, 6/30/17 (cost $412,734)	$405	$412,885

Total Municipal Obligations (cost $27,445,344)		28,540,629

	Shares
COMMON STOCKS – 18.1%
Information Technology – 4.0%
Communications Equipment – 0.2%
Arista Networks, Inc.(c)	385	30,677
Cisco Systems, Inc.	880	27,667
Palo Alto Networks, Inc.(c)	262	34,891

		93,235

Electronic Equipment, Instruments & Components – 0.1%
Amphenol Corp. – Class A	358	22,307

Internet Software & Services – 1.0%
Alibaba Group Holding Ltd. (Sponsored ADR)(c)	220	21,382
Alphabet, Inc. – Class A(c)	25	19,746
Alphabet, Inc. – Class C(c)	192	147,274
Criteo SA (Sponsored ADR)(c)	100	3,688
eBay, Inc.(c)	314	10,098
Facebook, Inc. – Class A(c)	1,211	152,731
NAVER Corp.	13	9,837
Tencent Holdings Ltd.	1,900	49,238

		413,994

IT Services – 0.6%
Booz Allen Hamilton Holding Corp.	600	18,216
Cognizant Technology Solutions Corp. – Class A(c)	642	36,876
HCL Technologies Ltd.	620	7,198
Vantiv, Inc. – Class A(c)	395	21,227
Visa, Inc. – Class A	1,562	126,366
Worldpay Group PLC(c)(d)	3,818	14,982
Xerox Corp.	2,170	21,375

		246,240

Semiconductors & Semiconductor Equipment – 0.9%
Applied Materials, Inc.	1,000	29,840
ASML Holding NV	390	41,632
Infineon Technologies AG	570	9,565
Intel Corp.	1,643	58,967

76	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Novatek Microelectronics Corp.	4,000	$13,627
NVIDIA Corp.	846	51,894
SCREEN Holdings Co., Ltd.	2,000	25,986
Sumco Corp.	1,900	16,646
Taiwan Semiconductor Manufacturing Co., Ltd.	8,000	44,427
Texas Instruments, Inc.	532	36,995
Tokyo Electron Ltd.	100	9,206
Xilinx, Inc.	958	51,933

		390,718

Software – 0.7%
Adobe Systems, Inc.(c)	346	35,399
Aspen Technology, Inc.(c)	196	8,910
Constellation Software, Inc./Canada	141	61,520
Dassault Systemes	379	32,000
Intuit, Inc.	85	9,473
LINE Corp. (Sponsored ADR)(c)	700	29,925
Nintendo Co., Ltd.	100	22,076
Oracle Corp.	1,492	61,500
ServiceNow, Inc.(c)	278	20,202
Ultimate Software Group, Inc. (The)(c)	26	5,433

		286,438

Technology Hardware, Storage & Peripherals – 0.5%
Apple, Inc.	916	97,188
Hewlett Packard Enterprise Co.	1,575	33,831
HP, Inc.	1,735	24,932
NCR Corp.(c)	406	13,743
Samsung Electronics Co., Ltd.	51	73,974

		243,668

		1,696,600

Financials – 2.9%
Banks – 1.2%
Australia & New Zealand Banking Group Ltd.	890	17,957
Axis Bank Ltd.	1,530	13,594
Banco Macro SA (ADR)	120	9,401
Bank of America Corp.	4,550	73,437
Bank of Montreal	130	8,622
Bank of Queensland Ltd.	1,734	13,729
Citigroup, Inc.	296	14,131
Danske Bank A/S	610	17,905
Fifth Third Bancorp	210	4,234
HDFC Bank Ltd.	943	21,826
ING Groep NV	2,410	30,162
Intesa Sanpaolo SpA	4,040	9,600
Itau Unibanco Holding SA (Preference Shares)	1,100	12,212
JPMorgan Chase & Co.	800	54,000

AB TAX-MANAGED WEALTH STRATEGIES •	77

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

KB Financial Group, Inc.	390	$13,607
KBC Group NV(c)	290	17,194
Mitsubishi UFJ Financial Group, Inc.	5,900	32,500
OTP Bank PLC	460	12,009
PNC Financial Services Group, Inc. (The)	250	22,525
Shinhan Financial Group Co., Ltd.	220	8,041
Sumitomo Mitsui Trust Holdings, Inc.	3,000	10,765
SunTrust Banks, Inc.	131	5,773
Toronto-Dominion Bank (The)	330	14,726
US Bancorp	214	9,448
Wells Fargo & Co.	1,514	76,911

		524,309

Capital Markets – 0.3%
Amundi SA(d)	177	8,574
Bank of New York Mellon Corp. (The)	250	10,418
BlackRock, Inc. – Class A	52	19,386
Goldman Sachs Group, Inc. (The)	80	13,557
Partners Group Holding AG	64	29,362
UBS Group AG	2,693	39,026

		120,323

Consumer Finance – 0.3%
Capital One Financial Corp.	376	26,922
Discover Financial Services	409	24,540
OneMain Holdings, Inc.(c)	618	19,164
Shriram Transport Finance Co., Ltd.	230	4,228
Synchrony Financial	1,472	40,966

		115,820

Diversified Financial Services – 0.1%
Berkshire Hathaway, Inc. – Class B(c)	161	24,229
BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	2,100	11,647
Challenger Ltd./Australia	1,180	8,136
GRENKE AG	60	11,621

		55,633

Insurance – 0.8%
Admiral Group PLC	279	7,517
Aflac, Inc.	112	8,308
AIA Group Ltd.	10,600	66,761
Allstate Corp. (The)	448	30,894
American International Group, Inc.	849	50,796
Chubb Ltd.	40	5,077
Cincinnati Financial Corp.	38	2,930
Dongbu Insurance Co., Ltd.	250	15,116
First American Financial Corp.	452	19,477
FNF Group	704	26,534

78	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	85	$15,349
NN Group NV	587	17,526
Progressive Corp. (The)	100	3,256
Prudential PLC	2,485	44,703
Suncorp Group Ltd.	1,080	10,304
Travelers Cos., Inc. (The)	77	9,141

		333,689

Thrifts & Mortgage Finance – 0.2%
Housing Development Finance Corp., Ltd.	2,419	50,878
LIC Housing Finance Ltd.	1,320	11,249

		62,127

		1,211,901

Health Care – 2.6%
Biotechnology – 0.5%
Alexion Pharmaceuticals, Inc.(c)	407	51,225
Biogen, Inc.(c)	318	97,190
Gilead Sciences, Inc.	724	56,747
Grifols SA (ADR)	660	10,501

		215,663

Health Care Equipment & Supplies – 0.5%
Align Technology, Inc.(c)	266	24,712
Danaher Corp.	342	27,842
Edwards Lifesciences Corp.(c)	164	18,886
Essilor International SA	305	38,851
Intuitive Surgical, Inc.(c)	115	78,938
Sartorius AG (Preference Shares)	400	31,603

		220,832

Health Care Providers & Services – 0.6%
Aetna, Inc.	265	31,037
Cigna Corp.	223	28,602
Express Scripts Holding Co.(c)	100	7,270
McKesson Corp.	120	22,154
Premier, Inc. – Class A(c)	413	13,072
Quest Diagnostics, Inc.	173	14,328
Ramsay Health Care Ltd.	418	26,027
UnitedHealth Group, Inc.	660	89,793
VCA, Inc.(c)	131	9,276

		241,559

Life Sciences Tools & Services – 0.2%
Eurofins Scientific SE	129	52,353
Mettler-Toledo International, Inc.(c)	50	20,153

		72,506

Pharmaceuticals – 0.8%
GlaxoSmithKline PLC	520	11,193
Johnson & Johnson	575	68,620

AB TAX-MANAGED WEALTH STRATEGIES •	79

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Merck & Co., Inc.	376	$23,609
Novartis AG (REG)	175	13,784
Novo Nordisk A/S – Class B	584	27,332
Pfizer, Inc.	1,788	62,222
Roche Holding AG	239	58,340
Sanofi	250	19,292
Shire PLC	800	49,961
Sun Pharmaceutical Industries Ltd.	1,260	14,534

		348,887

		1,099,447

Consumer Discretionary – 2.5%
Auto Components – 0.3%
Continental AG	13	2,720
Hankook Tire Co., Ltd.	250	12,503
Lear Corp.	154	17,909
Magna International, Inc. – Class A	1,077	43,403
Plastic Omnium SA	240	7,674
Sumitomo Electric Industries Ltd.	1,100	16,339
Valeo SA	410	21,294

		121,842

Automobiles – 0.2%
General Motors Co.	325	10,374
Honda Motor Co., Ltd.	800	24,645
Isuzu Motors Ltd.	1,000	11,534
Peugeot SA(c)	1,360	20,132
Tata Motors Ltd.	1,040	8,381
Tata Motors Ltd. – Class A	2,500	12,827

		87,893

Hotels, Restaurants & Leisure – 0.2%
Elior Participations SCA(d)	510	11,713
IMAX China Holding, Inc.(c)(d)	1,600	9,043
Sodexo SA	70	8,126
Starbucks Corp.	1,097	61,684

		90,566

Household Durables – 0.1%
Panasonic Corp.	1,500	15,426

Internet & Direct Marketing Retail – 0.2%
Ctrip.com International Ltd. (ADR)(c)	410	19,413
Priceline Group, Inc. (The)(c)	31	43,919

		63,332

Leisure Products – 0.0%
Bandai Namco Holdings, Inc.	400	10,934
Mattel, Inc.	90	2,981

		13,915

80	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 0.6%
Altice NV – Class A(c)	1,030	$17,206
AMC Networks, Inc. – Class A(c)	492	26,735
Charter Communications, Inc. – Class A(c)	31	7,974
Comcast Corp. – Class A	1,142	74,527
CTS Eventim AG & Co. KGaA	879	30,465
Interpublic Group of Cos., Inc. (The)	260	6,016
Liberty Global PLC Series C(c)	588	18,128
Naspers Ltd. – Class N	184	30,160
Thomson Reuters Corp.	100	4,149
Twenty-First Century Fox, Inc. – Class A	100	2,454
Vivendi SA	586	11,350
Walt Disney Co. (The)	391	36,934

		266,098

Multiline Retail – 0.2%
Dollar General Corp.	252	18,499
Dollar Tree, Inc.(c)	600	49,620
Target Corp.	286	20,075

		88,194

Specialty Retail – 0.5%
ABC-Mart, Inc.	400	25,147
Burlington Stores, Inc.(c)	160	12,995
Home Depot, Inc. (The)	722	96,835
Kingfisher PLC	1,420	6,926
O’Reilly Automotive, Inc.(c)	55	15,397
Office Depot, Inc.	1,787	6,576
Ross Stores, Inc.	185	11,514
TJX Cos., Inc. (The)	140	10,842
Tractor Supply Co.	199	16,706
Ulta Salon Cosmetics & Fragrance, Inc.(c)	79	19,530

		222,468

Textiles, Apparel & Luxury Goods – 0.2%
HUGO BOSS AG	120	7,314
Kering	40	7,601
NIKE, Inc. – Class B	1,164	67,093
Samsonite International SA	4,200	13,272

		95,280

		1,065,014

Consumer Staples – 1.7%
Beverages – 0.1%
Asahi Group Holdings Ltd.	200	6,544
Monster Beverage Corp.(c)	305	46,936

		53,480

Food & Staples Retailing – 0.6%
Costco Wholesale Corp.	175	28,366
CP ALL PCL	9,100	16,365

AB TAX-MANAGED WEALTH STRATEGIES •	81

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

CVS Health Corp.	964	$90,037
Koninklijke Ahold Delhaize NV	1,443	34,642
Kroger Co. (The)	725	23,193
Lenta Ltd. (GDR)(c)(d)	2,103	16,375
Loblaw Cos., Ltd.	150	8,161
Sugi Holdings Co., Ltd.	100	4,902
Tesco PLC(c)	4,350	9,502
X5 Retail Group NV (GDR)(c)(d)	250	6,603

		238,146

Food Products – 0.3%
Archer-Daniels-Midland Co.	166	7,264
ConAgra Foods, Inc.	96	4,475
First Resources Ltd.	3,000	3,961
Ingredion, Inc.	137	18,763
JBS SA	2,500	9,677
Mondelez International, Inc. – Class A	434	19,539
Nestle SA (REG)	394	31,399
Tyson Foods, Inc. – Class A	302	22,822
WH Group Ltd.(d)	13,500	10,599

		128,499

Household Products – 0.1%
Henkel AG & Co. KGaA (Preference Shares)	140	18,350
Kimberly-Clark Corp.	19	2,433
Procter & Gamble Co. (The)	204	17,811
Reckitt Benckiser Group PLC	120	11,592

		50,186

Personal Products – 0.1%
Amorepacific Corp.	20	6,912
Estee Lauder Cos., Inc. (The) – Class A	225	20,077
L’Oreal SA	77	14,580
Unilever PLC	470	21,818

		63,387

Tobacco – 0.5%
Altria Group, Inc.	356	23,528
British American Tobacco PLC	1,480	91,823
Imperial Brands PLC	394	20,667
Japan Tobacco, Inc.	1,300	50,374
Philip Morris International, Inc.	181	18,087

		204,479

		738,177

Industrials – 1.5%
Aerospace & Defense – 0.3%
Airbus Group SE	280	16,402
B/E Aerospace, Inc.	385	19,462
Hexcel Corp.	301	13,500

82	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

L-3 Communications Holdings, Inc.	264	$39,288
Northrop Grumman Corp.	50	10,604
Rockwell Collins, Inc.	218	18,244
United Technologies Corp.	199	21,180

		138,680

Airlines – 0.2%
Air Canada(c)	920	6,286
Delta Air Lines, Inc.	684	25,137
International Consolidated Airlines Group SA	2,990	15,041
Japan Airlines Co., Ltd.	700	21,366
Qantas Airways Ltd.	7,062	17,182

		85,012

Building Products – 0.1%
Allegion PLC	126	8,974
AO Smith Corp.	223	21,515

		30,489

Commercial Services & Supplies – 0.1%
Babcock International Group PLC	2,047	28,132
Regus PLC	4,159	16,373
Republic Services, Inc. – Class A	63	3,183

		47,688

Construction & Engineering – 0.0%
IRB Infrastructure Developers Ltd.	1,330	4,502
Quanta Services, Inc.(c)	304	7,822

		12,324

Electrical Equipment – 0.1%
Acuity Brands, Inc.	99	27,237
Eaton Corp. PLC	450	29,943

		57,180

Industrial Conglomerates – 0.2%
3M Co.	116	20,792
General Electric Co.	1,135	35,457
Rheinmetall AG	210	15,153
Roper Technologies, Inc.	79	14,027

		85,429

Machinery – 0.2%
Hoshizaki Corp.	100	8,009
IDEX Corp.	49	4,579
IHI Corp.	6,000	18,380
ITT, Inc.	385	13,929
JTEKT Corp.	1,400	21,822
Parker-Hannifin Corp.	30	3,676
WABCO Holdings, Inc.(c)	91	9,715

		80,110

AB TAX-MANAGED WEALTH STRATEGIES •	83

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Professional Services – 0.1%
Teleperformance	293	$30,399

Road & Rail – 0.1%
Canadian National Railway Co.	110	7,069
Central Japan Railway Co.	100	16,444

		23,513

Trading Companies & Distributors – 0.1%
BOC Aviation Ltd.(c)(d)	3,200	16,571
Brenntag AG	155	8,428
Bunzl PLC	600	18,586
WESCO International, Inc.(c)	228	14,173

		57,758

		648,582

Energy – 1.3%
Energy Equipment & Services – 0.2%
Aker Solutions ASA(c)(d)	920	4,060
Core Laboratories NV	37	4,136
Helmerich & Payne, Inc.	392	23,700
Schlumberger Ltd.	620	48,980

		80,876

Oil, Gas & Consumable Fuels – 1.1%
Canadian Natural Resources Ltd.	460	14,287
Chevron Corp.	90	9,052
Devon Energy Corp.	698	30,244
EOG Resources, Inc.	490	43,360
Exxon Mobil Corp.	565	49,234
Hess Corp.	703	38,173
JX Holdings, Inc.	5,800	21,661
LUKOIL PJSC (Sponsored ADR)	150	6,722
Occidental Petroleum Corp.	104	7,992
QEP Resources, Inc.	1,278	24,410
Royal Dutch Shell PLC – Class A	3,948	96,810
Southwestern Energy Co.(c)	486	6,760
TOTAL SA	1,469	70,184
Tupras Turkiye Petrol Rafinerileri AS	650	12,726
Valero Energy Corp.	275	15,221
YPF SA (Sponsored ADR)	760	12,913

		459,749

		540,625

Telecommunication Services – 0.6%
Diversified Telecommunication Services – 0.4%
AT&T, Inc.	1,562	63,855
BT Group PLC	7,470	37,910
Nippon Telegraph & Telephone Corp.	800	35,175

84	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

TDC A/S(c)	3,270	$18,084
Verizon Communications, Inc.	549	28,729

		183,753

Wireless Telecommunication Services – 0.2%
Rogers Communications, Inc. – Class B	150	6,424
T-Mobile US, Inc.(c)	764	35,404
Tower Bersama Infrastructure Tbk PT	10,000	4,201
Vodafone Group PLC	9,830	29,663

		75,692

		259,445

Utilities – 0.5%
Electric Utilities – 0.4%
American Electric Power Co., Inc.	375	24,214
Edison International	380	27,633
EDP – Energias de Portugal SA	3,370	11,322
Enel SpA	2,490	11,003
Eversource Energy	82	4,425
Exelon Corp.	651	22,134
FirstEnergy Corp.	119	3,895
Korea Electric Power Corp.	310	16,102
PG&E Corp.	115	7,123
Portland General Electric Co.	263	11,075
PPL Corp.	460	15,999

		154,925

Multi-Utilities – 0.1%
CMS Energy Corp.	65	2,728
DTE Energy Co.	42	3,902
NiSource, Inc.	900	21,546
Public Service Enterprise Group, Inc.	100	4,276

		32,452

Water Utilities – 0.0%
Cia de Saneamento Basico do Estado de Sao Paulo	1,000	9,101
Pennon Group PLC	720	8,303

		17,404

		204,781

Materials – 0.3%
Chemicals – 0.2%
Agrium, Inc. (Toronto)	100	9,635
Arkema SA	210	18,790
CF Industries Holdings, Inc.	686	17,836
Dow Chemical Co. (The)	51	2,736
Essentra PLC	1,207	8,180
JSR Corp.	800	11,715
Koninklijke DSM NV	223	15,566

AB TAX-MANAGED WEALTH STRATEGIES •	85

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

LG Chem Ltd.	30	$7,251
LyondellBasell Industries NV – Class A	45	3,550

		95,259

Metals & Mining – 0.1%
Goldcorp, Inc.	470	7,153
Newmont Mining Corp.	124	4,742
Novolipetsk Steel PJSC (GDR)(d)	680	9,487

		21,382

Paper & Forest Products – 0.0%
Mondi PLC	582	11,842

		128,483

Real Estate – 0.2%
Equity Real Estate Investment Trusts (REITs) – 0.0%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	7,960	7,831
RLJ Lodging Trust	129	3,011

		10,842

Real Estate Management & Development – 0.2%
Ayala Land, Inc.	16,100	13,283
China Overseas Land & Investment Ltd.	3,000	9,881
Daito Trust Construction Co., Ltd.	200	29,461
Global Logistic Properties Ltd.	5,600	7,446
LendLease Group	1,260	13,056

		73,127

		83,969

Total Common Stocks (cost $6,285,176)		7,677,024

INVESTMENT COMPANIES – 13.9%
Funds and Investment Trusts – 13.9%
AB Multi-Manager Alternative Strategies Fund – Class Z(e)	171,083	1,695,433
AB Pooling Portfolio – AB Multi-Asset Real Return Portfolio(e)	66,007	411,222
AB Pooling Portfolio – AB Volatility Management Portfolio(e)	343,904	3,779,500

Total Investment Companies (cost $5,818,223)		5,886,155

86	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.24%(e)(f) (cost $157,201)	157,201	$157,201

Total Investments – 99.9% (cost $39,705,944)		42,261,009
Other assets less liabilities – 0.1%		49,899

Net Assets – 100.0%		$42,310,908

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	KRW	17,860	USD	16	11/16/16	$101
Citibank, NA	USD	20	TWD	633	11/16/16	117
Goldman Sachs Bank USA	RUB	707	USD	11	10/13/16	213
Standard Chartered Bank	BRL	180	USD	55	9/02/16	(350)
Standard Chartered Bank	USD	56	BRL	180	9/02/16	163
Standard Chartered Bank	USD	27	BRL	90	10/04/16	260
State Street Bank & Trust Co.	AUD	6	USD	5	11/16/16	57
State Street Bank & Trust Co.	CAD	13	USD	10	11/16/16	121
State Street Bank & Trust Co.	CAD	26	USD	20	11/16/16	(76)
State Street Bank & Trust Co.	CHF	27	USD	28	11/16/16	664
State Street Bank & Trust Co.	CNY	109	USD	16	11/16/16	(65)
State Street Bank & Trust Co.	EUR	216	USD	240	11/16/16	(1,572)
State Street Bank & Trust Co.	EUR	16	USD	18	11/16/16	40
State Street Bank & Trust Co.	GBP	33	USD	44	11/16/16	326
State Street Bank & Trust Co.	GBP	38	USD	50	11/16/16	(317)
State Street Bank & Trust Co.	HKD	344	USD	44	11/16/16	15
State Street Bank & Trust Co.	JPY	1,360	USD	13	11/16/16	(97)
State Street Bank & Trust Co.	JPY	12,068	USD	119	11/16/16	2,364
State Street Bank & Trust Co.	SEK	34	USD	4	11/16/16	85
State Street Bank & Trust Co.	SGD	21	USD	16	11/16/16	158
State Street Bank & Trust Co.	USD	86	AUD	113	11/16/16	(1,198)
State Street Bank & Trust Co.	USD	8	CAD	11	11/16/16	(97)
State Street Bank & Trust Co.	USD	39	CAD	51	11/16/16	149
State Street Bank & Trust Co.	USD	60	CHF	59	11/16/16	(107)
State Street Bank & Trust Co.	USD	87	EUR	77	11/16/16	(1,025)
State Street Bank & Trust Co.	USD	12	GBP	9	11/16/16	75
State Street Bank & Trust Co.	USD	19	JPY	1,975	11/16/16	179
State Street Bank & Trust Co.	USD	74	JPY	7,523	11/16/16	(713)
State Street Bank & Trust Co.	USD	7	NOK	57	11/16/16	129
State Street Bank & Trust Co.	USD	18	NZD	26	11/16/16	387
State Street Bank & Trust Co.	USD	64	SEK	546	11/16/16	198
State Street Bank & Trust Co.	USD	6	SGD	8	11/16/16	(69)

						$115

AB TAX-MANAGED WEALTH STRATEGIES •	87

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME)	$1,210	3/31/19	3 Month LIBOR	1.056%	$(1,762)

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$250	7/09/24	2.613%	CPI#	$(33,276)
Barclays Bank PLC	500	7/19/17	2.038%	CPI#	(16,665)
Barclays Bank PLC	300	10/05/22	2.765%	CPI#	(45,519)
Barclays Bank PLC	200	5/05/25	2.125%	CPI#	(10,778)
Citibank, NA	220	8/26/20	2.298%	CPI#	(16,286)
Citibank, NA	430	12/14/20	1.548%	CPI#	(824)
Deutsche Bank AG	250	7/15/20	1.265%	CPI#	4,400
Deutsche Bank AG	200	9/02/25	1.880%	CPI#	(5,790)
JPMorgan Chase Bank, NA	200	3/04/24	2.493%	CPI#	(23,685)
Morgan Stanley Capital Services LLC	1,500	10/31/18	1.960%	CPI#	(117,914)
Morgan Stanley Capital Services LLC	150	4/16/23	2.690%	CPI#	(22,417)

					$(288,754)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$185	3/01/23	0.904%	SIFMA*	$11
JPMorgan Chase Bank, NA	80	6/07/22	0.906%	SIFMA*	(175)

					$(164)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Variable rate coupon, rate shown as of August 31, 2016.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2016.

(c)	Non-income producing security.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, the aggregate market value of these securities amounted to $108,007 or 0.3% of net assets.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

88	• AB TAX-MANAGED WEALTH STRATEGIES

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

As of August 31, 2016, the Strategy’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.9% and 2.3%, respectively.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

CME – Chicago Mercantile Exchange

ETM – Escrowed to Maturity

GDR – Global Depositary Receipt

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

PJSC – Public Joint Stock Company

REG – Registered Shares

SRF – State Revolving Fund

See notes to financial statements.

AB TAX-MANAGED WEALTH STRATEGIES •	89

AB Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2016

	AB Tax-Managed Wealth Appreciation Strategy		AB Tax-Managed Balanced Wealth Strategy		AB Tax-Managed Conservative Wealth Strategy
Assets
Investments in securities, at value
Unaffiliated issuers (cost $405,868,013, $102,239,681 and $33,730,520, respectively)	$486,577,828		$113,052,660		$36,217,653
Affiliated issuers (cost $203,487,713, $27,237,273 and $5,975,424, respectively)	198,195,664		26,581,615		6,043,356
Cash	– 0	–	60,917		– 0	–
Cash collateral due from broker	14,948		– 0	–	11,309
Foreign currencies, at value (cost $761,724, $50,630 and $6,900, respectively)	760,654		50,053		6,759
Receivable for investment securities sold	2,171,786		197,159		7,828
Dividends and interest receivable	1,326,250		886,306		325,529
Receivable for shares of beneficial interest sold	741,346		84,150		196,641
Unrealized appreciation of forward currency exchange contracts	281,070		20,438		5,801
Receivable for variation margin on exchange-traded derivatives	1,558		– 0	–	62
Unrealized appreciation on inflation swaps	– 0	–	12,319		4,400
Unrealized appreciation on interest rate swaps	– 0	–	616		11
Receivable due from Adviser	– 0	–	– 0	–	24,048

Total assets	690,071,104		140,946,233		42,843,397

See notes to financial statements.

90	• AB TAX-MANAGED WEALTH STRATEGIES

Statement of Assets & Liabilities

	AB Tax-Managed Wealth Appreciation Strategy		AB Tax-Managed Balanced Wealth Strategy		AB Tax-Managed Conservative Wealth Strategy
Liabilities
Payable for investment securities purchased and foreign currency transactions	$1,367,000		$366,103		$8,709
Payable for shares of beneficial interest redeemed	690,971		74,803		69,376
Unrealized depreciation of forward currency exchange contracts	456,533		27,840		5,686
Advisory fee payable	350,487		60,904		– 0	–
Audit and tax fee payable	60,538		69,037		69,036
Distribution fee payable	19,669		38,224		15,439
Administrative fee payable	12,748		– 0	–	– 0	–
Transfer Agent fee payable	9,449		5,558		1,969
Unrealized depreciation on inflation swaps	– 0	–	1,004,883		293,154
Unrealized depreciation on interest rate swaps	– 0	–	3,193		175
Upfront premium received on inflation swaps	– 0	–	500		– 0	–
Accrued expenses and other liabilities	143,684		89,776		68,945

Total liabilities	3,111,079		1,740,821		532,489

Net Assets	$686,960,025		$139,205,412		$42,310,908

Composition of Net Assets
Shares of beneficial interest, at par	$454		$105		$38
Additional paid-in capital	610,097,604		127,731,014		39,435,355
Undistributed net investment income	4,106,855		1,783,103		175,556
Accumulated net realized gain/(loss) on investment and foreign currency transactions	(2,411,568)		543,728		436,931
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	75,166,680		9,147,462		2,263,028

Net Assets	$686,960,025		$139,205,412		$42,310,908

See notes to financial statements.

AB TAX-MANAGED WEALTH STRATEGIES •	91

Statement of Assets & Liabilities

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

AB Tax-Managed Wealth Appreciation Strategy	Net Assets	Shares Outstanding	Net Asset Value

Class A	$32,397,436	2,148,068	$15.08	*

Class B	$580,264	38,926	$14.91

Class C	$14,379,930	970,415	$14.82

Advisor Class	$639,602,395	42,233,658	$15.14

AB Tax-Managed Balanced Wealth Strategy

Class A	$73,525,616	5,569,961	$13.20	*

Class B	$1,342,326	101,185	$13.27

Class C	$24,955,340	1,891,544	$13.19

Advisor Class	$39,382,130	2,974,429	$13.24

AB Tax-Managed Conservative Wealth Strategy

Class A	$27,936,781	2,528,255	$11.05	*

Class B	$351,355	30,810	$11.40

Class C	$10,764,209	948,987	$11.34

Advisor Class	$3,258,563	293,494	$11.10

*	The maximum offering price per share for Class A shares of Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy was $15.75, $13.79 and $11.54, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

92	• AB TAX-MANAGED WEALTH STRATEGIES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2016

	AB Tax-Managed Wealth Appreciation Strategy		AB Tax-Managed Balanced Wealth Strategy		AB Tax-Managed Conservative Wealth Strategy
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $485,528, $40,123 and $9,484, respectively)	$9,674,134		$759,238		$158,398
Affiliated issuers	4,727,604		655,331		157,598
Interest	3		2,081,094		673,103
Other income	– 0	–	– 0	–	736

Total income	14,401,741		3,495,663		989,835

Expenses
Advisory fee (see Note B)	4,481,608		786,626		247,198
Distribution fee – Class A	83,088		190,462		78,212
Distribution fee – Class B	6,622		17,930		5,748
Distribution fee – Class C	148,515		259,886		115,054
Transfer agency – Class A	8,049		61,612		29,291
Transfer agency – Class B	207		1,514		586
Transfer agency – Class C	3,845		21,400		11,744
Transfer agency – Advisor Class	155,295		31,552		3,607
Custodian	242,832		160,879		144,744
Audit and tax	83,210		92,220		87,007
Registration fees	69,781		55,034		60,166
Administrative	59,350		– 0	–	– 0	–
Printing	44,511		54,214		21,935
Legal	43,934		45,014		43,180
Trustees’ fees	23,117		23,116		23,116
Miscellaneous	28,022		12,035		9,436

Total expenses	5,481,986		1,813,494		881,024
Less: expenses waived and reimbursed by the Adviser (see Note B)	(535,064)		(79,589)		(317,677)

Net expenses	4,946,922		1,733,905		563,347

Net investment income	9,454,819		1,761,758		426,488

See notes to financial statements.

AB TAX-MANAGED WEALTH STRATEGIES •	93

Statement of Operations

	AB Tax-Managed Wealth Appreciation Strategy		AB Tax-Managed Balanced Wealth Strategy	AB Tax-Managed Conservative Wealth Strategy
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios	$(2,727,066)		$(352,593)	$(4,823)
Investment transactions(a)	1,519,499		773,351	375,032
Futures	(88,084)		(1,955)	2,526
Swaps	– 0	–	(30,911)	2,131
Foreign currency transactions	975,017		62,352	11,177
Net realized gain distributions received from affiliated Underlying Portfolios	2,491,063		349,339	97,226
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios	(553,156)		(37,800)	(94,210)
Investments(b)	25,477,350		3,402,079	384,262
Futures	38,852		2,090	– 0	–
Swaps	– 0	–	(170,209)	(29,925)
Foreign currency denominated assets and liabilities	(216,053)		(6,811)	273

Net gain on investment and foreign currency transactions	26,917,422		3,988,932	743,669

Contributions from Affiliates (see Note B)	69		6	– 0	–

Net Increase in Net Assets from Operations	$36,372,310		$5,750,696	$1,170,157

(a)	Net of foreign capital gains taxes of $12,749, $1,077 and $20, respectively.

(b)	Net of increase in accrued foreign capital gains taxes of $63,188, $5,602 and $1,128, respectively.

See notes to financial statements.

94	• AB TAX-MANAGED WEALTH STRATEGIES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

AB Tax-Managed Wealth Appreciation Strategy
Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,454,819	$10,613,368
Net realized (loss) on affiliated Underlying Portfolios	(2,727,066)	(165,782)
Net realized gain on investment and foreign currency transactions	2,406,432	50,438,293
Net realized gain distributions from Underlying Portfolios	2,491,063	2,854,184
Net change in unrealized appreciation/depreciation of affiliated Underlying Portfolios	(553,156)	(23,382,580)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	25,300,149	(69,385,169)
Contributions from Affiliates (see Note B)	69	– 0	–

Net increase (decrease) in net assets from operations	36,372,310	(29,027,686)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(361,483)	(594,095)
Class B	– 0	–	(9,007)
Class C	(40,174)	(150,441)
Advisor Class	(8,548,992)	(12,450,617)
Net realized gain on investment transactions
Class A	(2,065,522)	(324,756)
Class B	(44,662)	(13,689)
Class C	(955,499)	(149,683)
Advisor Class	(39,003,215)	(5,755,081)
Transactions in Shares of Beneficial Interest
Net increase	1,738,568	1,512,538

Total decrease	(12,908,669)	(46,962,517)
Net Assets
Beginning of period	699,868,694	746,831,211

End of period (including undistributed net investment income of $4,106,855 and $2,640,746, respectively)	$686,960,025	$699,868,694

See notes to financial statements.

AB TAX-MANAGED WEALTH STRATEGIES •	95

Statement of Changes in Net Assets

AB Tax-Managed Balanced Wealth Strategy
Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,761,758	$2,112,961
Net realized gain (loss) on affiliated Underlying Portfolios	(352,593)	21,731
Net realized gain on investment and foreign currency transactions	802,837	5,240,550
Net realized gain distributions from Underlying Portfolios	349,339	452,681
Net change in unrealized appreciation/depreciation of affiliated Underlying Portfolios	(37,800)	(3,436,304)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	3,227,149	(7,966,684)
Contributions from Affiliates (see Note B)	6	– 0	–

Net increase (decrease) in net assets from operations	5,750,696	(3,575,065)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,242,662)	(394,952)
Class B	(3,540)	– 0	–
Class C	(208,427)	(25,988)
Advisor Class	(715,637)	(239,626)
Net realized gain on investment transactions
Class A	(2,596,598)	(2,919,890)
Class B	(68,008)	(120,811)
Class C	(891,517)	(957,457)
Advisor Class	(1,269,237)	(1,313,966)
Transactions in Shares of Beneficial Interest
Net decrease	(9,207,347)	(11,942,619)

Total decrease	(10,452,277)	(21,490,374)
Net Assets
Beginning of period	149,657,689	171,148,063

End of period (including undistributed net investment income of $1,783,103 and $2,141,218, respectively)	$139,205,412	$149,657,689

See notes to financial statements.

96	• AB TAX-MANAGED WEALTH STRATEGIES

Statement of Changes in Net Assets

AB Tax-Managed Conservative Wealth Strategy
Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$426,488	$520,940
Net realized gain (loss) on affiliated Underlying Portfolios	(4,823)	85,784
Net realized gain on investment and foreign currency transactions	390,866	1,107,639
Net realized gain distributions from Underlying Portfolios	97,226	126,651
Net change in unrealized appreciation/depreciation of affiliated Underlying Portfolios	(94,210)	(758,969)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	354,610	(1,990,444)

Net increase (decrease) in net assets from operations	1,170,157	(908,399)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(568,355)	(131,571)
Class B	(3,703)	– 0	–
Class C	(125,362)	(2,881)
Advisor Class	(82,584)	(25,574)
Net realized gain on investment transactions
Class A	(841,123)	(1,158,534)
Class B	(17,920)	(35,959)
Class C	(326,003)	(453,614)
Advisor Class	(104,969)	(162,353)
Transactions in Shares of Beneficial Interest
Net decrease	(5,682,803)	(6,086,556)

Total decrease	(6,582,665)	(8,965,441)
Net Assets
Beginning of period	48,893,573	57,859,014

End of period (including undistributed net investment income of $175,556 and $518,371, respectively)	$42,310,908	$48,893,573

See notes to financial statements.

AB TAX-MANAGED WEALTH STRATEGIES •	97

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2016

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Tax-Managed Wealth Appreciation Strategy, AB Tax-Managed Balanced Wealth Strategy and AB Tax-Managed Conservative Wealth Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Strategies.

98	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party

AB TAX-MANAGED WEALTH STRATEGIES •	99

Notes to Financial Statements

broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Strategies may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in
Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

100	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

AB TAX-MANAGED WEALTH STRATEGIES •	101

Notes to Financial Statements

The following tables summarize the valuation of the Strategies’ investments by the above fair value hierarchy levels as of August 31, 2016:

AB Tax-Managed Wealth Appreciation Strategy
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$83,424,358		$23,125,024		$	– 0	–	$106,549,382
Financials	43,128,341		33,395,911			– 0	–	76,524,252
Health Care	49,613,382		22,218,909			– 0	–	71,832,291
Consumer Discretionary	45,454,804		21,802,182			– 0	–	67,256,986
Consumer Staples	24,218,765		24,016,295			– 0	–	48,235,060
Industrials	23,625,143		17,147,636			– 0	–	40,772,779
Energy	20,541,530		13,510,634			– 0	–	34,052,164
Telecommunication Services	8,172,520		7,799,531			– 0	–	15,972,051
Utilities	9,792,965		2,715,423			– 0	–	12,508,388
Materials	2,836,635		4,980,963			– 0	–	7,817,598
Real Estate	– 0	–	5,056,877			– 0	–	5,056,877
Investment Companies	188,269,144		– 0	–		– 0	–	188,269,144
Short-Term Investments	9,926,520		– 0	–		– 0	–	9,926,520

Total Investments in Securities	509,004,107		175,769,385			– 0	–	684,773,492
Other Financial Instruments(a):						– 0	–
Assets:
Futures	– 0	–	7,416			– 0	–	7,416	(b)
Forward Currency Exchange Contracts	– 0	–	281,070			– 0	–	281,070
Liabilities:
Futures	– 0	–	(190)			– 0	–	(190	)(b)
Forward Currency Exchange Contracts	– 0	–	(456,533)			– 0	–	(456,533)

Total(c)	$509,004,107		$175,601,148		$	– 0	–	$684,605,255

102	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

AB Tax-Managed Balanced Wealth Strategy
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Municipal Obligations:
Long-Term Municipal Bonds	$	– 0	–	$73,736,165		$298,956		$74,035,121
Short-Term Municipal Notes		– 0	–	1,550,000		– 0	–	1,550,000
Common Stocks:
Information Technology		6,493,842		1,748,911		– 0	–	8,242,753
Financials		3,364,666		2,555,209		– 0	–	5,919,875
Health Care		3,684,268		1,686,723		– 0	–	5,370,991
Consumer Discretionary		3,573,437		1,671,114		– 0	–	5,244,551
Consumer Staples		1,852,507		1,829,347		– 0	–	3,681,854
Industrials		1,819,886		1,314,093		– 0	–	3,133,979
Energy		1,533,340		1,023,582		– 0	–	2,556,922
Telecommunication Services		651,593		601,626		– 0	–	1,253,219
Utilities		805,330		219,922		– 0	–	1,025,252
Materials		225,961		407,785		– 0	–	633,746
Real Estate		– 0	–	404,397		– 0	–	404,397
Investment Companies		25,925,219		– 0	–	– 0	–	25,925,219
Short-Term Investments		656,396		– 0	–	– 0	–	656,396

Total Investments in Securities		50,586,445		88,748,874		298,956		139,634,275
Other Financial Instruments(a):
Assets:
Forward Currency Exchange Contracts		– 0	–	20,438		– 0	–	20,438
Inflation (CPI) Swaps		– 0	–	12,319		– 0	–	12,319
Interest Rate Swaps		– 0	–	616		– 0	–	616
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(27,840)		– 0	–	(27,840)
Inflation (CPI) Swaps		– 0	–	(1,004,883)		– 0	–	(1,004,883)
Interest Rate Swaps		– 0	–	(3,193)		– 0	–	(3,193)

Total(c)		$50,586,445		$87,746,331		$298,956		$138,631,732

AB TAX-MANAGED WEALTH STRATEGIES •	103

Notes to Financial Statements

AB Tax-Managed Conservative Wealth Strategy
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Municipal Obligations:
Long-Term Municipal Bonds	$	– 0	–	$28,127,744		$	– 0	–	$28,127,744
Short-Term Municipal Notes		– 0	–	412,885			– 0	–	412,885
Common Stocks:
Information Technology		1,326,206		370,394			– 0	–	1,696,600
Financials		682,824		529,077			– 0	–	1,211,901
Health Care		756,177		343,270			– 0	–	1,099,447
Consumer Discretionary		722,282		342,732			– 0	–	1,065,014
Consumer Staples		361,169		377,008			– 0	–	738,177
Industrials		375,792		272,790			– 0	–	648,582
Energy		328,462		212,163			– 0	–	540,625
Telecommunication Services		134,412		125,033			– 0	–	259,445
Utilities		158,051		46,730			– 0	–	204,781
Materials		45,652		82,831			– 0	–	128,483
Real Estate		3,011		80,958			– 0	–	83,969
Investment Companies		5,886,155		– 0	–		– 0	–	5,886,155
Short-Term Investments		157,201		– 0	–		– 0	–	157,201

Total Investments in Securities		10,937,394		31,323,615			– 0	–	42,261,009
Other Financial Instruments(a):
Assets:
Forward Currency Exchange Contracts		– 0	–	5,801			– 0	–	5,801
Inflation (CPI) Swaps		– 0	–	4,400			– 0	–	4,400
Interest Rate Swaps		– 0	–	11			– 0	–	11
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(5,686)			– 0	–	(5,686)
Centrally Cleared Interest Rate Swaps		– 0	–	(1,762)			– 0	–	(1,762	)(b)
Inflation (CPI) Swaps		– 0	–	(293,154)			– 0	–	(293,154)
Interest Rate Swaps		– 0	–	(175)			– 0	–	(175)

Total(c)		$10,937,394		$31,033,050		$	– 0	–	$41,970,444

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(b)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

104	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

The Strategies recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

AB Tax-Managed Balanced Wealth Strategy	Long-Term Municipal Bonds		Total
Balance as of 8/31/15	$1,130,576		$1,130,576
Accrued discounts/(premiums)	1,326		1,326
Realized gain (loss)	(140,290)		(140,290)
Change in unrealized appreciation/depreciation	50,832		50,832
Purchases	– 0	–	– 0	–
Sales	(743,488)		(743,488)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 8/31/16	$298,956		$298,956

Net change in unrealized appreciation/depreciation from investments held as of 8/31/16(a)	$(144,504)		$(144,504)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Strategies. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence

AB TAX-MANAGED WEALTH STRATEGIES •	105

Notes to Financial Statements

meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategies’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategies’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

106	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategies are informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

Note B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
AB Tax-Managed Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Conservative Wealth	.55%	.45%	.40%

Such fees are accrued daily and paid monthly.

AB TAX-MANAGED WEALTH STRATEGIES •	107

Notes to Financial Statements

During the year ended August 31, 2016, the Advisor reimbursed the Strategies the following amounts for trading losses incurred due to a trade entry error:

AB Tax-Managed Strategy	2016
Wealth Appreciation	$69
Balanced Wealth	6
Conservative Wealth	– 0	–

The Adviser has agreed to waive its fees and bear certain expenses of AB Tax-Managed Conservative Wealth Strategy to the extent necessary to limit total operating expenses, inclusive of implied acquired fund fees and expenses relating to any AB mutual funds in which the strategy may invest on an annual basis (the “Expense Caps”) as follows:

	Prior to December 31, 2015
AB Tax-Managed Strategy	Class A	Class B	Class C	Advisor Class
Conservative Wealth	1.20%	1.90%	1.90%	.90%

	Effective December 31, 2015
AB Tax-Managed Strategy	Class A	Class B	Class C	Advisor Class
Conservative Wealth	1.15%	1.90%	1.90%	.90%

For the year ended August 31, 2016, such waiver/reimbursement amounted to $299,834 for the AB Tax-Managed Conservative Wealth Strategy. This agreement will remain in effect until December 31, 2016 and then may be extended by the Adviser for additional one-year terms. There are currently no Expense Caps for AB Tax-Managed Wealth Appreciation Strategy and AB Tax-Managed Balanced Wealth Strategy.

In connection with the Strategies’ investments in AB Cap Fund—Multi-Manager Alternative Strategies Fund (“MMAS”), the Adviser has contractually agreed to (i) waive the portion of its advisory fee attributable to its services after paying sub-advisory fees to sub-advisors and (ii) waive an additional portion of the advisory fee in an amount equal to, or reimburse the Strategy for, the total other expenses of MMAS (excluding interest and short sales expenses), in each case as paid by a Strategy as an acquired fund fee and expense. The fee waiver will remain in effect until December 31, 2016. For the year ended August 31, 2016, the advisory fees paid were reduced by $529,802, $79,299 and $17,439 for the Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy respectively.

108	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

A summary of the Strategies’ transactions in AB mutual funds for the year ended August 31, 2016 is as follows:

AB Multi-Manager Alternative Strategies Fund
							Distributions
AB Tax-Managed Strategy	Market Value 8/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 8/31/16 (000)	Income (000)	Realized Gains (000)
Wealth Appreciation	$57,377	$11,142	$12,543	$(207)	$(629)	$55,140	$414	$	– 0	–
Balanced Wealth	8,495	642	1,201	(20)	(100)	7,816	60		– 0	–
Conservative Wealth	1,977	16	273	(2)	(23)	1,695	14		– 0	–

AB Pooling Portfolio—Volatility Management Portfolio
							Distributions
AB Tax- Managed Strategy	Market Value 8/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 8/31/16 (000)	Income (000)	Realized Gains (000)
Wealth Appreciation	$103,722	$9,703	$8,298	$128	$(2,410)	$102,845	$3,263	$2,491
Balanced Wealth	14,916	2,875	3,235	92	(342)	14,306	458	349
Conservative Wealth	4,243	605	997	39	(110)	3,780	127	97

AB Pooling Portfolio—Multi-Asset Real Return Portfolio
							Distributions
AB Tax- Managed Strategy	Market Value 8/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 8/31/16 (000)	Income (000)	Realized Gains (000)
Wealth Appreciation	$31,987	$6,368	$7,908	$(2,648)	$2,485	$30,284	$1,025	$	– 0	–
Balanced Wealth	4,187	584	947	(425)	405	3,804	133		– 0	–
Conservative Wealth	464	55	105	(42)	39	411	15		– 0	–

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fee but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Strategies in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Strategies in an amount equal to

AB TAX-MANAGED WEALTH STRATEGIES •	109

Notes to Financial Statements

Government Money Market Portfolio’s effective advisory fee. For the year ended August 31, 2016, such waiver amounted to:

AB Tax- Managed Strategy	Amount
Wealth Appreciation	$5,262
Balanced Wealth	290
Conservative Wealth	404

A summary of the Strategies’ transactions in shares of the Government Money Market Portfolio for the year ended August 31, 2016 is as follows:

AB Tax- Managed Strategy	Market Value 8/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 8/31/16 (000)	Dividend Income (000)
Wealth Appreciation	$12,755	$122,039	$124,867	$9,927	$26
Balanced Wealth	2,220	26,810	28,374	656	4
Conservative Wealth	732	13,705	14,280	157	2

AB Tax-Managed Wealth Appreciation Strategy may reimburse the Adviser for certain legal and accounting services provided to Strategy by the Adviser. For the year ended August 31, 2016, the reimbursement for such services amounted to $59,350.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $107,386, $61,609 and $21,662 for the AB Tax-Managed Wealth Appreciation Strategy, AB Tax-Managed Balanced Wealth Strategy and AB Tax-Managed Conservative Wealth Strategy, respectively, for the year ended August 31, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders

110	• AB TAX-MANAGED WEALTH STRATEGIES

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of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2016 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
AB Tax-Managed Strategy	Class A	Class A	Class B	Class C
Wealth Appreciation	$1,753	$0	$117	$389
Balanced Wealth	930	55	177	1,247
Conservative Wealth	667	125	151	17

Brokerage commissions paid on investment transactions for the year ended August 31, 2016 amounted to $409,918, $32,343 and $6,945 for the AB Tax-Managed Wealth Appreciation Strategy, AB Tax-Managed Balanced Wealth Strategy and AB Tax-Managed Conservative Wealth Strategy, respectively, of which $13 and $0; $1 and $0; and $0 and $0 were paid, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Plans

The Strategies have adopted a plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Strategies’ average daily net assets attributable to Class A shares and 1% of the Strategies’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Effective August 1, 2014, payments under the Class A shares for AB Tax-Managed Wealth Appreciation Strategy and AB Tax-Managed Balanced Wealth Strategy are limited to an annual rate of .25% of Class A shares’ average daily net assets. Effective December 31, 2015, payments under the Class A Plan for Tax-Managed Conservative Wealth Strategy are limited to an annual rate of .25% of Class A shares’ average daily net assets. Prior to December 31, 2015, payments under the Class A Plan for AB Tax-Managed Conservative Wealth Strategy were limited to .30% of Class A shares’ average daily net assets. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of the Strategies’ shares. Since the Distributor’s compensation is not directly

AB TAX-MANAGED WEALTH STRATEGIES •	111

Notes to Financial Statements

tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2016, were as follows:

AB Tax-Managed Strategy	Purchases	Sales
Wealth Appreciation	$317,220,962	$350,461,808
Balanced Wealth	36,121,899	47,741,571
Conservative Wealth	12,383,293	18,681,290

There were no investment transactions in U.S. government securities during the year ended August 31, 2016.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

AB Tax-Managed Strategy	Cost	Gross Unrealized		Net Unrealized Appreciation
		Appreciation	(Depreciation)
Wealth Appreciation	$612,013,058	$95,526,549	$(22,766,115)	$72,760,434
Balanced Wealth	129,677,866	12,669,302	(2,712,893)	9,956,409
Conservative Wealth	39,740,931	2,918,865	(398,787)	2,520,078

1. Derivative Financial Instruments

The Strategies may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategies, as well as the methods in which they may be used are:

•	Futures

The Strategies may buy or sell futures for investment purposes or for the purpose of hedging their portfolios against adverse effects of potential movements in the market. The Strategy bears the

112	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategies may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into futures, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2016, the Strategies held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Strategies may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

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Notes to Financial Statements

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2016, the Strategies held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Strategy may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategies’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of

114	• AB TAX-MANAGED WEALTH STRATEGIES

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operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Strategy enters into a centrally cleared swap, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the

AB TAX-MANAGED WEALTH STRATEGIES •	115

Notes to Financial Statements

Strategy may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractuallybased principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended August 31, 2016, the AB Tax-Managed Balanced Wealth Strategy and AB Tax-Managed Conservative Wealth Strategy held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended August 31, 2016, the AB Tax-Managed Balanced Wealth Strategy and AB Tax-Managed Conservative Wealth Strategy held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Strategy may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Strategy, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Strategy may purchase credit protection (“Buy Contract”) or provide credit

116	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Strategy receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Strategy is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Strategy will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Strategy for the same reference obligation with the same counterparty. As of August 31, 2016, the Strategies did not hold any open credit default swaps.

Credit default swaps may involve greater risks than if a Strategy had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Strategy is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Strategy is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Strategy coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Strategy.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as

AB TAX-MANAGED WEALTH STRATEGIES •	117

Notes to Financial Statements

defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended August 31, 2016, the AB Tax-Managed Conservative Wealth Strategy held credit default swaps for hedging and non-hedging purposes.

The Strategies’ typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Strategy typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Strategy and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Strategy’s net liability, held by the defaulting party, may be delayed or denied.

The Strategies’ Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Strategy decline below specific levels (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

118	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

During the year ended August 31, 2016, the Strategies had entered into the following derivatives:

AB Tax-Managed Wealth Appreciation Strategy
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/ Payable for variation margin on exchange- traded derivatives	$7,416	*	Receivable/ Payable for variation margin on exchange- traded derivatives	$190	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	281,070		Unrealized depreciation on forward currency exchange contracts	456,533

Total		$288,486			$456,723

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(88,084)	$38,852

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	795,256	(251,224)

Total		$707,172	$(212,372)

AB TAX-MANAGED WEALTH STRATEGIES •	119

Notes to Financial Statements

AB Tax-Managed Balanced Wealth Strategy
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$20,438	Unrealized depreciation on forward currency exchange contracts	$27,840
Interest rate contracts	Unrealized appreciation on interest rate swaps	616	Unrealized depreciation on interest rate swaps	3,193

Interest rate contracts	Unrealized appreciation on inflation swaps	12,319	Unrealized depreciation on inflation swaps	1,004,883

Total		$33,373		$1,035,916

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,955)	$2,090

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	54,439	(8,718)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(30,911)	(170,209)

Total		$21,573	$(176,837)

120	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

AB Tax-Managed Conservative Wealth Strategy
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Receivable/Payable for variation margin on exchange-traded derivatives	$1,762	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$5,801	Unrealized depreciation on forward currency exchange contracts	5,686

Interest rate contracts	Unrealized appreciation on interest rate swaps	11	Unrealized depreciation on interest rate swaps	175

Interest rate contracts	Unrealized appreciation on inflation swaps	4,400	Unrealized depreciation on inflation swaps	293,154

Total		$10,212		$300,777

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$2,526	$	– 0	–

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	7,715		(210)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,659		(29,925)

AB TAX-MANAGED WEALTH STRATEGIES •	121

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$472	$	– 0	–

Total		$12,372		$(30,135)

The following tables represent the average monthly volume of the Strategies’ derivative transactions during the year ended August 31, 2016:

AB Tax-Managed Wealth Appreciation Strategy
Futures:
Average original value of buy contracts	$313,914
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$44,344,923
Average principal amount of sale contracts	$52,936,264

AB Tax-Managed Balanced Wealth Strategy
Futures:
Average original value of buy contracts	$35,209	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$3,523,228
Average principal amount of sale contracts	$4,197,185
Interest Rate Swaps:
Average notional amount	$1,504,545
Inflation Swaps:
Average notional amount	$11,278,462

(a)	Positions were open for less than one month during the year.

AB Tax-Managed Conservative Wealth Strategy
Futures:
Average original value of buy contracts	$63,542	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$770,142
Average principal amount of sale contracts	$919,320
Interest Rate Swaps:
Average notional amount	$356,429	(b)
Inflation Swaps:
Average notional amount	$4,014,615
Centrally Cleared Interest Rate Swaps:
Average notional amount	$1,210,000	(b)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$50,000	(c)

(a)	Positions were open for less than one month during the year.

(b)	Positions were open for seven months during the year.

(c)	Positions were open for two months during the year.

122	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

For financial reporting purposes, the Strategies do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following tables present the Strategies’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Strategies as of August 31, 2016:

AB Tax-Managed Wealth Appreciation Strategy

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman Sachs & Co.*	$1,558	$	– 0	–	$	– 0	–	$	– 0	–	$1,558

Total	$1,558	$	– 0	–	$	– 0	–	$	– 0	–	$1,558

OTC Derivatives:
Bank of America, NA	$6,960	$	– 0	–	$	– 0	–	$	– 0	–	$6,960
Barclays Bank PLC	37,434		(37,434)			– 0	–		– 0	–	– 0	–
BNP Paribas SA	26,459		(26,459)			– 0	–		– 0	–	– 0	–
Citibank, NA	13,240		(13,240)			– 0	–		– 0	–	– 0	–
Credit Suisse International	46,970		– 0	–		– 0	–		– 0	–	46,970
Goldman Sachs Bank USA	14,037		(11,924)			– 0	–		– 0	–	2,113
Morgan Stanley & Co., Inc.	72,952		(12,060)			– 0	–		– 0	–	60,892
Standard Chartered Bank	21,479		(16,824)			– 0	–		– 0	–	4,655
State Street Bank & Trust Co.	41,539		(41,539)			– 0	–		– 0	–	– 0	–

Total	$281,070		$(159,480)		$	– 0	–	$	– 0	–	$121,590	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$41,673		$(37,434)		$	– 0	–	$	– 0	–	$4,239
BNP Paribas SA	100,662		(26,459)			– 0	–		– 0	–	74,203
Citibank, NA	125,498		(13,240)			– 0	–		– 0	–	112,258
Goldman Sachs Bank USA	11,924		(11,924)			– 0	–		– 0	–	– 0	–

AB TAX-MANAGED WEALTH STRATEGIES •	123

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
JPMorgan Chase Bank	$12,495	$	– 0	–	$	– 0	–	$	– 0	–	$12,495
Morgan Stanley & Co., Inc.	12,060		(12,060)			– 0	–		– 0	–	– 0	–
Royal Bank of Scotland PLC	74,813		– 0	–		– 0	–		– 0	–	74,813
Standard Chartered Bank	16,824		(16,824)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	45,898		(41,539)			– 0	–		– 0	–	4,359
UBS AG	14,686		– 0	–		– 0	–		– 0	–	14,686

Total	$456,533		$(159,480)		$	– 0	–	$	– 0	–	$297,053	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at August 31, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB Tax-Managed Balanced Wealth Strategy

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
BNP Paribas SA	$417	$	– 0	–	$	– 0	–	$	– 0	–	$417
Citibank, NA	275		(275)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	12,319		– 0	–		– 0	–		– 0	–	12,319
Goldman Sachs Bank USA	1,224		(1,224)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	588		(588)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	2,094		(1,736)			– 0	–		– 0	–	358
State Street Bank & Trust Co.	16,456		(16,456)			– 0	–		– 0	–	– 0	–

Total	$33,373		$(20,279)		$	– 0	–	$	– 0	–	$13,094	^

124	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$187,899	$	– 0	–	$	– 0	–	$	– 0	–	$187,899
Barclays Bank PLC	511,758		– 0	–		– 0	–		(511,758)		– 0	–
Citibank, NA	89,319		(275)			– 0	–		– 0	–	89,044
Goldman Sachs Bank USA	179,045		(1,224)			– 0	–		– 0	–	177,821
JPMorgan Chase Bank, NA	3,193		(588)			– 0	–		– 0	–	2,605
Morgan Stanley Capital Services LLC	37,362		– 0	–		– 0	–		– 0	–	37,362
Royal Bank of Scotland PLC	3,596		– 0	–		– 0	–		– 0	–	3,596
Standard Chartered Bank	1,736		(1,736)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	22,508		(16,456)			– 0	–		– 0	–	6,052

Total	$1,036,416		$(20,279)		$	– 0	–		$(511,758)		$504,379	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB Tax-Managed Conservative Wealth Strategy

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC*	$62	$	– 0	–	$	– 0	–	$	– 0	–	$62

Total	$62	$	– 0	–	$	– 0	–	$	– 0	–	$62

OTC Derivatives:
BNP Paribas SA	$101	$	– 0	–	$	– 0	–	$	– 0	–	$101
Citibank, NA	128		(128)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	4,400		(4,400)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	213		– 0	–		– 0	–		– 0	–	213

AB TAX-MANAGED WEALTH STRATEGIES •	125

Notes to Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Standard Chartered Bank	$423	$(350)		$	– 0	–	$	– 0	–	$73
State Street Bank & Trust Co.	4,947	(4,947)			– 0	–		– 0	–	– 0	–

Total	$10,212	$(9,825)		$	– 0	–	$	– 0	–	$387	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$33,276	$ – 0	–	$	– 0	–	$	– 0	–	$33,276
Barclays Bank PLC	72,962	– 0	–		– 0	–		– 0	–	72,962
Citibank, NA	17,110	(128)			– 0	–		– 0	–	16,982
Deutsche Bank AG	5,790	(4,400)			– 0	–		– 0	–	1,390
JPMorgan Chase Bank, NA	23,860	– 0	–		– 0	–		– 0	–	23,860
Morgan Stanley Capital Services LLC	140,331	– 0	–		– 0	–		– 0	–	140,331
Standard Chartered Bank	350	(350)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	5,336	(4,947)			– 0	–		– 0	–	389

Total	$299,015	$(9,825)		$	– 0	–	$	– 0	–	$289,190	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at August 31, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Strategies may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Strategies may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategies may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategies and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign

126	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

currency-denominated security. The Strategies may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	AB Tax-Managed Wealth Appreciation Strategy
	Shares		Amount
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015

Class A
Shares sold	82,311	113,909	$1,230,446	$1,850,080

Shares issued in reinvestment of dividends and distributions	154,337	53,129	2,254,865	834,136

Shares converted from Class B	16,284	47,515	237,721	774,366

Shares redeemed	(363,778)	(350,717)	(5,376,381)	(5,669,990)

Net decrease	(110,846)	(136,164)	$(1,653,349)	$(2,211,408)

Class B
Shares sold	1,886	5,624	$27,242	$88,809

Shares issued in reinvestment of dividends and distributions	2,958	1,367	42,919	21,284

Shares converted to Class A	(16,456)	(48,128)	(237,721)	(774,366)

Shares redeemed	(3,512)	(17,941)	(53,605)	(288,170)

Net decrease	(15,124)	(59,078)	$(221,165)	$(952,443)

Class C
Shares sold	26,253	71,346	$382,356	$1,146,118

Shares issued in reinvestment of dividends and distributions	54,517	14,793	786,682	229,587

Shares redeemed	(173,395)	(129,709)	(2,530,663)	(2,087,752)

Net decrease	(92,625)	(43,570)	$(1,361,625)	$(712,047)

Advisor Class
Shares sold	5,684,335	5,770,342	$82,988,847	$93,100,649

Shares issued in reinvestment of dividends and distributions	3,136,331	1,061,233	45,915,883	16,703,802

Shares redeemed	(8,470,833)	(6,415,000)	(123,930,023)	(104,416,015)

Net increase	349,833	416,575	$4,974,707	$5,388,436

AB TAX-MANAGED WEALTH STRATEGIES •	127

Notes to Financial Statements

	AB Tax-Managed Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015

Class A
Shares sold	134,104	154,901	$1,733,496	$2,132,050

Shares issued in reinvestment of dividends and distributions	268,617	224,112	3,446,354	3,016,559

Shares converted from Class B	69,442	127,675	902,580	1,761,304

Shares redeemed	(853,311)	(1,286,792)	(11,084,932)	(17,636,929)

Net decrease	(381,148)	(780,104)	$(5,002,502)	$(10,727,016)

Class B
Shares sold	4,584	8,243	$59,924	$113,166

Shares issued in reinvestment of dividends and distributions	5,306	8,645	68,811	116,703

Shares converted to Class A	(69,148)	(127,588)	(902,580)	(1,761,304)

Shares redeemed	(14,312)	(41,872)	(186,357)	(578,283)

Net decrease	(73,570)	(152,572)	$(960,202)	$(2,109,718)

Class C
Shares sold	110,585	74,071	$1,441,938	$1,020,848

Shares issued in reinvestment of dividends and distributions	74,375	64,213	959,442	867,516

Shares redeemed	(337,231)	(291,777)	(4,377,277)	(4,004,092)

Net decrease	(152,271)	(153,493)	$(1,975,897)	$(2,115,728)

Advisor Class
Shares sold	652,652	786,404	$8,469,553	$10,834,341

Shares issued in reinvestment of dividends and distributions	130,157	99,088	1,672,520	1,335,704

Shares redeemed	(871,433)	(664,168)	(11,410,819)	(9,160,202)

Net increase (decrease)	(88,624)	221,324	$(1,268,746)	$3,009,843

128	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

	AB Tax-Managed Conservative Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015

Class A
Shares sold	92,724	50,903	$1,025,690	$585,698

Shares issued in reinvestment of dividends and distributions	106,934	94,775	1,159,163	1,074,748

Shares converted from Class B	30,246	30,805	331,487	357,996

Shares redeemed	(431,361)	(523,063)	(4,758,162)	(6,043,966)

Net decrease	(201,457)	(346,580)	$(2,241,822)	$(4,025,524)

Class B
Shares sold	1,367	2,315	$15,502	$27,405

Shares issued in reinvestment of dividends and distributions	1,780	2,781	20,030	32,485

Shares converted to Class A	(29,283)	(29,993)	(331,487)	(357,996)

Shares redeemed	(11,006)	(13,387)	(126,155)	(159,382)

Net decrease	(37,142)	(38,284)	$(422,110)	$(457,488)

Class C
Shares sold	54,544	43,269	$611,638	$513,709

Shares issued in reinvestment of dividends and distributions	34,977	34,366	391,389	401,396

Shares redeemed	(193,531)	(226,097)	(2,182,438)	(2,679,903)

Net decrease	(104,010)	(148,462)	$(1,179,411)	$(1,764,798)

Advisor Class
Shares sold	101,921	134,128	$1,118,216	$1,548,401

Shares issued in reinvestment of dividends and distributions	12,940	12,904	140,659	146,712

Shares redeemed	(278,408)	(131,711)	(3,098,335)	(1,533,859)

Net increase (decrease)	(163,547)	15,321	$(1,839,460)	$161,254

AB TAX-MANAGED WEALTH STRATEGIES •	129

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategies’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategies’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign (Non-U.S.) Risk—The Strategies’ Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Strategies’ investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Strategies’ net asset value, or NAV, when one of these investments is performing more poorly than another.

Derivatives Risk—The Strategies may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategies’ investments in municipal securities. These

130	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategies invest more of its assets in a particular state’s municipal securities, the Strategies may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategies’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2016.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2016 and August 31, 2015 were as follows:

AB Tax-Managed Wealth Appreciation Strategy	2016	2015
Distributions paid from:
Ordinary income	$8,950,649	$13,204,160
Long-term capital gains	42,068,898	6,243,209

Total taxable distributions	51,019,547	19,447,369

Total distributions paid	$51,019,547	$19,447,369

AB TAX-MANAGED WEALTH STRATEGIES •	131

Notes to Financial Statements

AB Tax-Managed Balanced Wealth Strategy	2016	2015
Distributions paid from:
Ordinary income	$1,188,142	$655,723
Long-term capital gains	4,825,360	5,312,124

Total taxable distributions	6,013,502	5,967,847
Tax exempt distributions	982,124	4,843

Total distributions paid	$6,995,626	$5,972,690

AB Tax-Managed Conservative Wealth Strategy	2016	2015
Distributions paid from:
Ordinary income	$326,344	$384,875
Long-term capital gains	1,290,015	1,580,013

Total taxable distributions	1,616,359	1,964,888
Tax exempt distributions	453,660	5,598

Total distributions paid	$2,070,019	$1,970,486

As of August 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

AB Tax-Managed Strategy	Undistributed Ordinary Income(a)	Accumulated Capital and Other Gains (Losses)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
Wealth Appreciation	$3,964,088	$206,747	$72,691,127	$76,861,962
Balanced Wealth	1,780,068	740,728	8,955,287	11,476,083
Conservative Wealth	176,101	470,954	2,228,452	2,875,507

(a)	Includes tax exempt income as shown below:

Wealth Appreciation	$0
Balanced Wealth	862,588
Conservative Wealth	0

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2016, none of the Strategies had any capital loss carryforwards.

During the current fiscal year, the Strategies had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Strategy—primarily due to reclassifications of foreign currency and foreign capital

132	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

gains tax, the tax treatment of passive foreign investment companies (PFICs), and the utilization of earnings and profits distributed to shareholders on redemption of shares—is reflected as an adjustment to the components of capital as of August 31, 2016 as shown below:

AB Tax-Managed Strategy	Increase (Decrease) To Additional Paid In Capital	Increase (Decrease) Undistributed Net Investment Income (Loss)	Increase (Decrease) To Accumulated Net Realized Gain (Loss) On Investment and Foreign Currency Transactions
Wealth Appreciation	$2,567,280	$961,939	$(3,529,219)
Balanced Wealth	667,686	50,393	(718,079)
Conservative Wealth	0	10,701	(10,701)

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

At a meeting held on September 21, 2016, the Board of Trustees of The AB Portfolios approved the liquidation and termination of the AB Tax-Managed Conservative Wealth Strategy. The AB Tax-Managed Conservative Wealth Strategy has suspended most sales of its shares pending the completion of the liquidation and the payment of one or more liquidating distributions to its shareholders. In limited circumstances, such as sales to certain retirement plans and sales made through retail omnibus platforms, the AB Tax-Managed Conservative Wealth Strategy will continue to offer its shares although without an initial sales charge. The AB Tax-Managed Conservative Wealth Strategy expects to make the liquidating distribution or distributions on or shortly after January 30, 2017.

In connection with the liquidation, the Board approved the immediate suspension of the AB Tax-Managed Conservative Wealth Strategy’s

AB TAX-MANAGED WEALTH STRATEGIES •	133

Notes to Financial Statements

distribution and/or service (Rule 12b-1) fees. The Board also approved the waiver of contingent deferred sales charges (“CDSCs”) upon redemption of the AB Tax-Managed Conservative Wealth Strategy’s shares on or after September 22, 2016. This CDSC waiver will also apply to redemptions of shares of other AB Mutual Funds that are acquired through exchange of the AB Tax-Managed Conservative Wealth Strategy’s shares on or after September 22, 2016.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Strategies’ financial statements through this date.

134	• AB TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Tax-Managed Wealth Appreciation Strategy
	Class A
	Year Ended August 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 15.41		$ 16.51		$ 13.86		$ 11.85		$ 11.36

Income From Investment Operations
Net investment income(a)	.17	(b)	.20	(b)	.32	(b)	.10		.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.60		(.91)		2.65		1.98		.53
Contributions from affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.77		(.71)		2.97		2.08		.64

Less: Dividends and Distributions
Dividends from net investment income	(.16)		(.25)		(.32)		(.07)		(.15)
Distributions from net realized gain on investment transactions	(.94)		(.14)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.10)		(.39)		(.32)		(.07)		(.15)

Net asset value, end of period	$ 15.08		$ 15.41		$ 16.51		$ 13.86		$ 11.85

Total Return
Total investment return based on net asset value(d)	5.23	%*	(4.34	)%*	21.66%		17.65	%*	5.76	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,398		$34,813		$39,534		$32,587		$33,959
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.93	%(e)	.93	%(e)	1.04	%(e)	1.07%		1.08%
Expenses, before waivers/reimbursements	1.01	%(e)	1.00	%(e)	1.04	%(e)	1.07%		1.08%
Net investment income	1.16	%(b)	1.24	%(b)	2.05	%(b)	.80%		.93%
Portfolio turnover rate	47%		49%		61%		46%		93%

See footnote summary on page 147.

AB TAX-MANAGED WEALTH STRATEGIES •	135

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Tax-Managed Wealth Appreciation Strategy
	Class B
	Year Ended August 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 15.19		$ 16.24		$ 13.61		$ 11.66		$ 11.14

Income From Investment Operations
Net investment income(a)	.06	(b)	.08	(b)	.22	(b)	.01		.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.60		(.90)		2.59		1.94		.54
Contributions from affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.66		(.82)		2.81		1.95		.56

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.09)		(.18)		– 0	–	(.04)
Distributions from net realized gain on investment transactions	(.94)		(.14)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.94)		(.23)		(.18)		– 0	–	(.04)

Net asset value, end of period	$ 14.91		$ 15.19		$ 16.24		$ 13.61		$ 11.66

Total Return
Total investment return based on net asset value(d)	4.50	%*	(5.09	)%*	20.79%		16.72	%*	5.08	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$580		$821		$1,837		$2,709		$4,043
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.69	%(e)	1.69	%(e)	1.76	%(e)	1.80%		1.82%
Expenses, before waivers/reimbursements	1.77	%(e)	1.77	%(e)	1.76	%(e)	1.80%		1.82%
Net investment income	.43	%(b)	.51	%(b)	1.43	%(b)	.08%		.19%
Portfolio turnover rate	47%		49%		61%		46%		93%

See footnote summary on page 147.

136	• AB TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Tax-Managed Wealth Appreciation Strategy
	Class C
	Year Ended August 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 15.15		$ 16.23		$ 13.62		$ 11.67		$ 11.16

Income From Investment Operations
Net investment income(a)	.06	(b)	.07	(b)	.21	(b)	.01		.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.59		(.87)		2.60		1.94		.53
Contributions from affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.65		(.80)		2.81		1.95		.56

Less: Dividends and Distributions
Dividends from net investment income	(.04)		(.14)		(.20)		– 0	–	(.05)
Distributions from net realized gain on investment transactions	(.94)		(.14)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.98)		(.28)		(.20)		– 0	–	(.05)

Net asset value, end of period	$ 14.82		$ 15.15		$ 16.23		$ 13.62		$ 11.67

Total Return
Total investment return based on net asset value(d)	4.44	%*	(4.99	)%*	20.83%		16.71	%*	5.09	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,380		$16,102		$17,964		$16,589		$18,337
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.68	%(e)	1.68	%(e)	1.75	%(e)	1.78%		1.79%
Expenses, before waivers/reimbursements	1.76	%(e)	1.76	%(e)	1.75	%(e)	1.78%		1.79%
Net investment income	.42	%(b)	.47	%(b)	1.35	%(b)	.10%		.22%
Portfolio turnover rate	47%		49%		61%		46%		93%

See footnote summary on page 147.

AB TAX-MANAGED WEALTH STRATEGIES •	137

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Tax-Managed Wealth Appreciation Strategy
	Advisor Class
	Year Ended August 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 15.47		$ 16.58		$ 13.91		$ 11.90		$ 11.42

Income From Investment Operations
Net investment income(a)	.21	(b)	.24	(b)	.37	(b)	.14		.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.61		(.91)		2.66		1.98		.53
Contributions from affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.82		(.67)		3.03		2.12		.67

Less: Dividends and Distributions
Dividends from net investment income	(.21)		(.30)		(.36)		(.11)		(.19)
Distributions from net realized gain on investment transactions	(.94)		(.14)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.15)		(.44)		(.36)		(.11)		(.19)

Net asset value, end of period	$ 15.14		$ 15.47		$ 16.58		$ 13.91		$ 11.90

Total Return
Total investment return based on net asset value(d)	5.50	%*	(4.10	)%*	22.08%		17.95	%*	6.04	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$639,602		$648,133		$687,496		$585,431		$552,610
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.68	%(e)	.68	%(e)	.74	%(e)	.77%		.78%
Expenses, before waivers/reimbursements	.76	%(e)	.76	%(e)	.74	%(e)	.77%		.78%
Net investment income	1.41	%(b)	1.46	%(b)	2.36	%(b)	1.09%		1.23%
Portfolio turnover rate	47%		49%		61%		46%		93%

See footnote summary on page 147.

138	• AB TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Tax-Managed Balanced Wealth Strategy
	Class A
	Year Ended August 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 13.32		$ 14.13		$ 12.87		$ 12.28		$ 11.88

Income From Investment Operations
Net investment income(a)	.17	(b)	.19	(b)	.28	(b)	.17		.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.37		(.49)		1.24		.57		.44
Contributions from affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.54		(.30)		1.52		.74		.62

Less: Dividends and Distributions
Dividends from net investment income	(.21)		(.06)		(.26)		(.15)		(.22)
Distributions from net realized gain on investment transactions	(.45)		(.45)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.66)		(.51)		(.26)		(.15)		(.22)

Net asset value, end of period	$ 13.20		$ 13.32		$ 14.13		$ 12.87		$ 12.28

Total Return
Total investment return based on net asset value(d)*	4.19%		(2.19)%		11.89%		6.08%		5.26%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$73,526		$79,242		$95,133		$89,453		$97,866
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.13	%(e)	1.13	%(e)	1.19	%(e)	1.24%		1.19%
Expenses, before waivers/reimbursements	1.19	%(e)	1.18	%(e)	1.20	%(e)	1.24%		1.19%
Net investment income	1.31	%(b)	1.39	%(b)	2.03	%(b)	1.32%		1.53%
Portfolio turnover rate	25%		29%		58%		32%		55%

See footnote summary on page 147.

AB TAX-MANAGED WEALTH STRATEGIES •	139

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Tax-Managed Balanced Wealth Strategy
	Class B
	Year Ended August 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 13.29		$ 14.15		$ 12.90		$ 12.29		$ 11.88

Income From Investment Operations
Net investment income(a)	.08	(b)	.09	(b)	.19	(b)	.08		.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.37		(.50)		1.24		.58		.43
Contributions from affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.45		(.41)		1.43		.66		.53

Less: Dividends and Distributions
Dividends from net investment income	(.02)		– 0	–	(.18)		(.05)		(.12)
Distributions from net realized gain on investment transactions	(.45)		(.45)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.47)		(.45)		(.18)		(.05)		(.12)

Net asset value, end of period	$ 13.27		$ 13.29		$ 14.15		$ 12.90		$ 12.29

Total Return
Total investment return based on net asset value(d)*	3.46%		(2.98)%		11.14%		5.39%		4.49%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,342		$2,322		$4,631		$7,066		$11,386
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.88	%(e)	1.88	%(e)	1.91	%(e)	1.96%		1.91%
Expenses, before waivers/reimbursements	1.94	%(e)	1.94	%(e)	1.91	%(e)	1.96%		1.91%
Net investment income	.60	%(b)	.68	%(b)	1.41	%(b)	.62%		.82%
Portfolio turnover rate	25%		29%		58%		32%		55%

See footnote summary on page 147.

140	• AB TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Tax-Managed Balanced Wealth Strategy
	Class C
	Year Ended August 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 13.30		$ 14.17		$ 12.92		$ 12.32		$ 11.92

Income From Investment Operations
Net investment income(a)	.07	(b)	.09	(b)	.18	(b)	.08		.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.37		(.50)		1.25		.58		.43
Contributions from affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.44		(.41)		1.43		.66		.53

Less: Dividends and Distributions
Dividends from net investment income	(.10)		(.01)		(.18)		(.06)		(.13)
Distributions from net realized gain on investment transactions	(.45)		(.45)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.55)		(.46)		(.18)		(.06)		(.13)

Net asset value, end of period	$ 13.19		$ 13.30		$ 14.17		$ 12.92		$ 12.32

Total Return
Total investment return based on net asset value(d)*	3.40%		(2.96)%		11.17%		5.36%		4.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,955		$27,177		$31,135		$30,434		$35,615
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.89	%(e)	1.88	%(e)	1.90	%(e)	1.95%		1.90%
Expenses, before waivers/reimbursements	1.94	%(e)	1.94	%(e)	1.90	%(e)	1.95%		1.90%
Net investment income	.56	%(b)	.63	%(b)	1.33	%(b)	.62%		.83%
Portfolio turnover rate	25%		29%		58%		32%		55%

See footnote summary on page 147.

AB TAX-MANAGED WEALTH STRATEGIES •	141

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Tax-Managed Balanced Wealth Strategy
	Advisor Class
	Year Ended August 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 13.36		$ 14.16		$ 12.88		$ 12.29		$ 11.89

Income From Investment Operations
Net investment income(a)	.20	(b)	.22	(b)	.31	(b)	.21		.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.38		(.49)		1.26		.57		.44
Contributions from affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.58		(.27)		1.57		.78		.66

Less: Dividends and Distributions
Dividends from net investment income	(.25)		(.08)		(.29)		(.19)		(.26)
Distributions from net realized gain on investment transactions	(.45)		(.45)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.70)		(.53)		(.29)		(.19)		(.26)

Net asset value, end of period	$ 13.24		$ 13.36		$ 14.16		$ 12.88		$ 12.29

Total Return
Total investment return based on net asset value(d)*	4.48%		(1.96)%		12.29%		6.37%		5.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,382		$40,917		$40,249		$27,789		$22,824
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.89	%(e)	.88	%(e)	.89	%(e)	.94%		.90%
Expenses, before waivers/reimbursements	.94	%(e)	.94	%(e)	.90	%(e)	.94%		.90%
Net investment income	1.55	%(b)	1.61	%(b)	2.24	%(b)	1.60%		1.83%
Portfolio turnover rate	25%		29%		58%		32%		55%

See footnote summary on page 147.

142	• AB TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Tax-Managed Conservative Wealth Strategy
Class A
Year Ended August 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 11.27	$ 11.90	$ 11.47	$ 11.19	$ 10.94

Income From Investment Operations
Net investment income(a)(b)	.12	.13	.17	.10	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.19	(.33)	.72	.27	.27

Net increase (decrease) in net asset value from operations	.31	(.20)	.89	.37	.40

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.04)	(.16)	(.09)	(.15)
Distributions from net realized gain on investment transactions	(.32)	(.39)	(.30)	– 0	–	– 0	–

Total dividends and distributions	(.53)	(.43)	(.46)	(.09)	(.15)

Net asset value, end of period	$ 11.05	$ 11.27	$ 11.90	$ 11.47	$ 11.19

Total Return
Total investment return based on net asset value(d)	2.85	%*	(1.63	)%*	7.89%	3.30	%*	3.72	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,937	$30,770	$36,605	$40,879	$45,221
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.08	%(e)	1.12	%(e)	1.19	%(e)	1.20%	1.20%
Expenses, before waivers/reimbursements	1.78	%(e)	1.72	%(e)	1.60	%(e)	1.56%	1.47%
Net investment income(b)	1.12%	1.14%	1.44%	.85%	1.18%
Portfolio turnover rate	28%	24%	31%	29%	51%

See footnote summary on page 147.

AB TAX-MANAGED WEALTH STRATEGIES •	143

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Tax-Managed Conservative Wealth Strategy
Class B
Year Ended August 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 11.55	$ 12.22	$ 11.78	$ 11.50	$ 11.23

Income From Investment Operations
Net investment income(a)(b)	.05	.06	.10	.02	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.19	(.34)	.73	.28	.27

Net increase (decrease) in net asset value from operations	.24	(.28)	.83	.30	.33

Less: Dividends and Distributions
Dividends from net investment income	(.07)	– 0	–	(.09)	(.02)	(.06)
Distributions from net realized gain on investment transactions	(.32)	(.39)	(.30)	– 0	–	– 0	–

Total dividends and distributions	(.39)	(.39)	(.39)	(.02)	(.06)

Net asset value, end of period	$ 11.40	$ 11.55	$ 12.22	$ 11.78	$ 11.50

Total Return
Total investment return based on net asset value(d)	2.06	%*	(2.30	)%*	7.17%	2.57	%*	2.93	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$351	$785	$1,298	$2,629	$4,562
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.81	%(e)	1.82	%(e)	1.89	%(e)	1.90%	1.90%
Expenses, before waivers/reimbursements	2.50	%(e)	2.43	%(e)	2.31	%(e)	2.26%	2.20%
Net investment income(b)	.42%	.46%	.84%	.16%	.50%
Portfolio turnover rate	28%	24%	31%	29%	51%

See footnote summary on page 147.

144	• AB TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Tax-Managed Conservative Wealth Strategy
Class C
Year Ended August 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 11.55	$ 12.22	$ 11.78	$ 11.51	$ 11.24

Income From Investment Operations
Net investment income(a)(b)	.04	.05	.09	.02	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.19	(.33)	.74	.27	.29

Net increase (decrease) in net asset value from operations	.23	(.28)	.83	.29	.34

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.00	)(e)	(.09)	(.02)	(.07)
Distributions from net realized gain on investment transactions	(.32)	(.39)	(.30)	– 0	–	– 0	–

Total dividends and distributions	(.44)	(.39)	(.39)	(.02)	(.07)

Net asset value, end of period	$ 11.34	$ 11.55	$ 12.22	$ 11.78	$ 11.51

Total Return
Total investment return based on net asset value(d)	2.03	%*	(2.28	)%*	7.20%	2.53	%*	3.02	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,764	$12,160	$14,682	$15,498	$18,499
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.81	%(e)	1.82	%(e)	1.89	%(e)	1.90%	1.90%
Expenses, before waivers/reimbursements	2.52	%(e)	2.42	%(e)	2.30	%(e)	2.26%	2.17%
Net investment income(b)	.39%	.45%	.73%	.16%	.48%
Portfolio turnover rate	28%	24%	31%	29%	51%

See footnote summary on page 147.

AB TAX-MANAGED WEALTH STRATEGIES •	145

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Tax-Managed Conservative Wealth Strategy
Advisor Class
Year Ended August 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 11.33	$ 11.94	$ 11.50	$ 11.21	$ 10.96

Income From Investment Operations
Net investment income(a)(b)	.15	.16	.20	.13	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.19	(.32)	.72	.27	.28

Net increase (decrease) in net asset value from operations	.34	(.16)	.92	.40	.44

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.06)	(.18)	(.11)	(.19)
Distributions from net realized gain on investment transactions	(.32)	(.39)	(.30)	– 0	–	– 0	–

Total dividends and distributions	(.57)	(.45)	(.48)	(.11)	(.19)

Net asset value, end of period	$ 11.10	$ 11.33	$ 11.94	$ 11.50	$ 11.21

Total Return
Total investment return based on net asset value(d)	3.07	%*	(1.31	)%*	8.20%	3.62	%*	4.04	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,259	$5,178	$5,274	$5,734	$4,909
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.81	%(e)	.82	%(e)	.89	%(e)	.90%	.90%
Expenses, before waivers/reimbursements	1.51	%(e)	1.42	%(e)	1.29	%(e)	1.26%	1.17%
Net investment income(b)	1.40%	1.41%	1.74%	1.15%	1.47%
Portfolio turnover rate	28%	24%	31%	29%	51%

See footnote summary on page 147.

146	• AB TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Strategy distributions or the redemption of Strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Expense ratios do not include expenses of AB mutual funds in which the Strategy invests. For the periods shown below, the acquired fund fees of AB mutual funds, including interest expense, were as follows:

	Year Ended August 31,
	2016	2015	2014
AB Tax Managed Wealth Appreciation	.23%	.23%	.01%
AB Tax Managed Balanced Wealth	.16%	.17%	.01%
AB Tax Managed Conservative Wealth	.12%	.11%	.01%

*	Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance for AB Tax-Managed Wealth Appreciation Strategy for years ended August 31, 2016, August 31, 2015, August 31, 2013 and August 31, 2012 by 0.01%, 0.04%, 0.01% and 0.01%, respectively, AB Tax-Managed Balanced Wealth Strategy for the years ended August 31, 2016, August 31, 2015, August 31, 2014, August 31, 2013 and August 31, 2012 by 0.02%, 0.05%, 0.01%, 0.01% and 0.02%, respectively, and AB Tax-Managed Conservative Wealth Strategy for the years ended August 31, 2016, August 31, 2015, August 31, 2013 and August 31, 2012 by 0.01%, 0.04%, 0.01% and 0.01%, respectively.

See notes to financial statements.

AB TAX-MANAGED WEALTH STRATEGIES •	147

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AB Tax-Managed Wealth Appreciation Strategy, AB Tax-Managed Balanced Wealth Strategy and AB Tax-Managed Conservative Wealth Strategy

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AB Tax-Managed Wealth Appreciation Strategy, AB Tax-Managed Balanced Wealth Strategy and AB Tax-Managed Conservative Wealth Strategy (three of the series constituting The AB Portfolios (the “Trust”)) as of August 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Tax-Managed Wealth Appreciation Strategy, AB Tax-Managed Balanced Wealth Strategy and AB Tax-Managed Conservative Wealth Strategy (three of the series constituting The AB Portfolios) at August 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 28, 2016

148	• AB TAX-MANAGED WEALTH STRATEGIES

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Strategy during the taxable year ended August 31, 2016. For corporate shareholders, the following percentages of dividends paid by each Strategy qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of dividends paid by each Strategy may be considered to be qualifying to be taxed as interest-related dividends.

Tax-Managed Strategy	Dividends Received Deduction% (corporate shareholders)	% of Qualified Interest Income (foreign shareholders)
Wealth Appreciation	55.20%	0.00%
Balanced Wealth	24.78%	0.36%
Conservative Wealth	52.09%	0.41%

For the taxable year ended August 31, 2016, each Strategy designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

Tax-Managed Strategy	Qualified Dividend Income
Wealth Appreciation	$8,950,649
Balanced Wealth	999,776
Conservative Wealth	262,065

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

AB TAX-MANAGED WEALTH STRATEGIES •	149

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel J. Loewy(2), Vice President Christopher H. Nikolich(2), Vice President Vadim Zlotnikov(2), Vice President	Emilie D. Wrapp, Clerk Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Loewy, Nikolich and Zlotnikov are the investment professionals primarily responsible for the day-to-day management of each Strategy’s portfolio.

150	• AB TAX-MANAGED WEALTH STRATEGIES

Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

AB TAX-MANAGED WEALTH STRATEGIES •	151

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)

Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.

		108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (1999)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

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Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ##, 84 (1998)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

AB TAX-MANAGED WEALTH STRATEGIES •	153

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2011. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

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Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor; Director of Norfolk & Dedham Group (mutual property and casualty insurance) since 2011; and Director of Partners Community Physicians Organization (healthcare) since 2014. Formerly, Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	108	None

Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995) where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	108	None

AB TAX-MANAGED WEALTH STRATEGIES •	155

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel J. Loewy 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Christopher H. Nikolich 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Vadim Zlotnikov 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.Abfunds.com, for a free prospectus or SAI.

AB TAX-MANAGED WEALTH STRATEGIES •	157

Management of the Fund

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Fund

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of each of the portfolios listed below (each, a “Fund” and collectively, the “Funds”) at a meeting held on August 2-3, 2016 (the “Meeting”):

•	AB Tax-Managed Wealth Appreciation Strategy

•	AB Tax-Managed Balanced Wealth Strategy

•	AB Tax-Managed Conservative Wealth Strategy

Prior to approval of the continuance of the Advisory Agreement in respect of each Fund, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Fund, in which the Senior Officer concluded that the contractual fee for each Fund was reasonable. The directors also discussed the proposed continuances in private sessions with counsel and the Company’s Senior Officer.

The directors noted that each Fund primarily invests directly in securities but currently also invests in certain portfolios of The AB Pooling Portfolios (“Pooling”) and in AB Cap Fund, Inc.—AB Multi-Manager Alternative Strategies Fund. The directors noted that with the recent withdrawal from Pooling of assets of an unaffiliated institutional investor, the Funds and three other Wealth Strategies are the only remaining investors in Pooling, and that they expected to receive a proposal from the Adviser for changes to Pooling at a future date.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each

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year, at each of which they receive presentations from the Adviser on the investment results of the Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage each Fund and the overall arrangements between each Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The directors approved continuance of the Advisory Agreement in respect of each Fund contingent on the continuance of the current fee waivers and expense caps related to the Funds’ investment in investment companies advised by the Adviser for the period of the contract continuance on terms at least as favorable to the Funds. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that AB Tax-Managed Wealth Appreciation Strategy will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to such Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid in respect of AB Tax-Managed Wealth Appreciation Strategy, result in a higher rate of total compensation from such Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Funds under the Advisory Agreement.

AB TAX-MANAGED WEALTH STRATEGIES •	159

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Funds, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Funds. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Funds before taxes and distribution expenses. The directors noted that AB Tax-Managed Conservative Wealth Strategy was not profitable to the Adviser in the periods reviewed. The directors concluded that the Adviser’s level of profitability from its relationship with the other two Funds was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds and the underlying funds advised by the Adviser in which the Funds invest, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients; 12b-1 fees and sales charges received by the Funds’ principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Funds’ shares; brokerage commissions paid by the Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower (and unprofitability would be exacerbated) without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for each Fund at each regular Board meeting during the year.

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At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of each Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares of each Fund against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception.

AB Tax-Managed Wealth Appreciation Strategy

Based on their review, the directors concluded that the Fund’s performance was acceptable.

AB Tax-Managed Balanced Wealth Strategy

AB Tax-Managed Conservative Wealth Strategy

Based on their review, and their discussion with the Adviser of the reasons for each Fund’s underperformance in certain periods, the directors concluded that each Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by each Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as such Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered each Fund’s contractual effective advisory fee rate against a peer group median and, in the case of AB Tax-Managed Wealth Appreciation Strategy, took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors also considered the total expense ratio of the Class A Shares of each Fund in comparison to a peer group and a peer universe selected by Broadridge. The expense ratio of each Fund was based on the Fund’s latest fiscal year and the information for AB Tax-Managed Conservative Wealth Strategy included the pro forma expense ratio to reflect a reduction in the 12b-1 fee effective December 31, 2015. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other

AB TAX-MANAGED WEALTH STRATEGIES •	161

funds in each Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Funds by others.

AB Tax-Managed Wealth Appreciation Strategy

Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

AB Tax-Managed Balanced Wealth Strategy

After reviewing and discussing the Adviser’s explanations of the reasons that the Fund’s expense ratio was above the medians, the directors concluded that the Fund’s expense ratio was acceptable.

AB Tax-Managed Conservative Wealth Strategy

After reviewing and discussing the Adviser’s explanations of the reasons that the Fund’s pro forma expense ratio was above the medians, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Funds contain breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Funds’ shareholders would benefit from a sharing of economies of scale in the event a Fund’s net assets exceed a breakpoint in the future.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AB Portfolios (the “Trust”) in respect of AB Tax-Managed Balanced Wealth Strategy, AB Tax-Managed Wealth Appreciation Strategy and AB Tax-Managed Conservative Wealth Strategy (each a “Strategy” and collectively the “Strategies”),2 prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Board of Trustees, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The investment objective of the Strategies is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategies seek to maximize after-tax returns by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on shareholders as well as investing their debt portion in tax-exempt securities. The Adviser utilizes separate portfolio accounts (or “portfolio sleeves”) to manage the equity and fixed income (tax-exempt) securities of the Strategies, while investing in AB Multi-Manager Alternative Strategies Fund (“MMAS”), Multi-Asset Real Return Portfolio, and Volatility Management Portfolio of The Pooling Portfolios to manage the Strategies’ volatility created by the equity and fixed income

1	The information in the fee evaluation was completed on July 21, 2016 and discussed with the Board of Trustees on August 2-3, 2016.

2	Future references to the Strategies do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

AB TAX-MANAGED WEALTH STRATEGIES •	163

(tax-exempt) securities of the Strategies.3,4,5 Each portfolio sleeve is managed according to the investment style/asset class of the portfolio securities held within the sleeve.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc.,
694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists

3	Since August 2014, the Strategies had the ability to invest a portion of their investments in Multi-Asset Real Return Portfolio of The Pooling Portfolios.

4	To cite an example, Tax-Managed Balanced Wealth Strategy is managed using separate sleeves for Intermediate Municipal, Tax-Aware Intermediate Municipals, U.S. Growth, U.S. Value, Non-U.S. Growth and Non-U.S. Value, and investing in Volatility Management Portfolio.

5	Effective July 11, 2016, the Strategies have become the largest investors in the Pooling Portfolios with the loss of the Adviser’s CollegeBoundfund (“529”) business. Accordingly, with the Pooling Portfolios’ decrease in assets, the portfolio expense ratios of the Pooling Portfolios have increased, impacting the Strategies’ acquired fund fees and expenses.

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that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”6

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Strategy pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.7

In connection with the Strategies’ investments in MMAS, the Adviser will waive its advisory fee from each Strategy in an amount equal to the portion of the MMAS management fee that the Adviser retains—i.e., does not pay to MMAS’ sub-advisers, except for Tax-Managed Conservative Wealth Strategy.8 Specifically, MMAS’ management fee is 1.90%, and out of this fee, the Adviser will generally pay the sub-advisers a fee of 1.00%. Accordingly, the MMAS management fee rate for each Strategy, except for Tax-Managed Conservative Wealth, would be reduced by approximately 0.90%. In addition, the Adviser intends to waive additional advisory fees payable by the Wealth Strategies until at least December 31, 2016 to eliminate the expense ratio impact of the non-advisory expenses of MMAS.

The shareholders of the Strategies will indirectly bear their proportionate share of the portion of the management fee that is paid to the sub-advisers as well as other MMAS expenses. To the extent that a sub-advisory fee is greater or less than the 1.00% rate agreed to by all of the proposed initial MMAS sub-advisers, the amount of the advisory fee retained by the Adviser and, therefore, the amount of the Adviser’s fee waiver would change.

With respect to Tax-Managed Conservative Wealth Strategy, pursuant to the Strategy’s expense limitation undertaking, the Strategies’ Class A expenses are capped at 1.15%; Class B and Class C expenses are capped at 1.90%; and Advisor Class expenses are capped at 0.90%. The Strategy’s

6	Jones v. Harris at 1427.

7	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

8	With respect to Tax-Managed Conservative Wealth Strategy, due to the Strategy’s expense cap, the Adviser is effectively reimbursing the Strategy for all of the Strategy’s acquired fund fees and expenses.

AB TAX-MANAGED WEALTH STRATEGIES •	165

share of the advisory fee paid by MMAS is subject to the Strategy’s expense cap, as are other operating expenses of MMAS and the Multi-Asset Real Return Portfolio of The Pooling Portfolios.

Category	Advisory Fees Based on a percentage of Average Daily Net Assets	Net Assets 6/30/16 ($MIL)	Strategy
Balanced	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$139.2	Tax-Managed Balanced Wealth Strategy

Blend	0.65% on 1st $2.5 billion 0.55% on next $2.5 billion 0.50% on the balance	$676.9	Tax-Managed Wealth Appreciation Strategy

Balanced	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$42.8	Tax-Managed Conservative Wealth Strategy

With respect to Tax-Managed Wealth Appreciation Strategy, the Strategy’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Strategy. In May 2015, the Board authorized reimbursement payments under these provisions for the first time. During the Strategy’s most recently completed fiscal year, the Adviser received $30,845 (0.004% of the Strategy’s average daily net assets) for providing such services.

The Adviser has agreed to reimburse Tax-Managed Conservative Wealth Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s fiscal year. The terms of the expense limitation undertaking permit modification or termination by the Adviser upon at least 60 days’ notice prior to the Strategy’s prospectus update.

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The expense caps shown below include the blended expense ratios of the Pooling Portfolios and MMAS Fund (i.e., the Strategy’s acquired fund fees and expenses). Also set forth below are Tax-Managed Conservative Wealth Strategy’s gross expense ratios for the most recent semi-annual period:9

	Expense Cap Pursuant to Expense Limitation Undertaking[10]							Acquired Fund Fees and Expenses		Total Expenses		Fiscal Year End
Strategy	Class	Cap		Net		Gross
Tax-Managed Conservative Wealth Strategy[11],[12]	Class A Class B Class C Advisor	1.15 1.90 1.90 0.90	% % % %	1.04 1.79 1.79 0.79	% % % %	1.80 2.53 2.52 1.51	% % % %	0.11 0.11 0.11 0.11	% % % %	1.15 1.90 1.90 0.90	% % % %	August 31 (ratios as of February 29, 2016)

As previously mentioned, with respect to the Strategies, other than Tax-Managed Conservative Wealth Strategy, the Adviser is waiving 0.90% of its 1.90% advisory fees for MMAS, so that the effective management fee for each Strategy in connection with MMAS is equal to 1.00%, the fee that the Adviser pays the sub-advisers of MMAS. In addition, the Adviser intends to waive additional advisory fees payable by the Wealth Strategies until at least December 31, 2016 to eliminate the expense ratio impact of the non-advisory expenses of MMAS. The net increase in expenses resulting from the Strategies’ investment in MMAS ranges up to 0.12%, depending on the size of each Strategy’s allocation to MMAS, and assuming the expense cap of MMAS is in place. MMAS’ expense limitation undertaking is in effect until December 31, 2016.13

9	Semi-annual total expense ratios are unaudited.

10	Acquired fund fees and expenses are included under the expense cap.

11	Prior to December 31, 2014, the expense cap of the Strategy’s Class A shares was 1.20%. The new expense cap reflects the reduction of 12b-1 fees from 0.30% to 0.25% effective December 31, 2015.

12	Under the Strategy’s expense limitation undertaking, the Strategy’s share of the advisory fee paid by MMAS would be subject to the Strategy’s expense cap, but not of the other operating expenses of MMAS and the Multi-Asset Real Return Portfolio of The Pooling Portfolios, resulting in a minimal increase in the expenses borne by the Strategy of approximately 0.01%.

13	Semi-annual gross expense ratios are annualized.

AB TAX-MANAGED WEALTH STRATEGIES •	167

Set forth below are Tax-Managed Balanced Wealth and Tax-Managed Wealth Appreciation Strategy’s total expense ratios for the most recent semi-annual period:9

	Total Expense Ratio					Acquired Fund Fees and Expenses		Total Expenses		Fiscal Year End
Strategy	Class	Net		Gross
Tax-Managed Balanced Wealth Strategy	Class A Class B Class C Advisor	1.14 1.92 1.89 0.99	% % % %	1.20 1.98 1.95 1.05	% % % %	0.17 0.17 0.17 0.17	% % % %	1.31 2.09 2.06 1.16	% % % %	August 31 (ratios as of February 29, 2016)

Tax-Managed Wealth Appreciation Strategy	Class A Class B Class C Advisor	0.93 1.72 1.68 0.68	% % % %	1.01 1.80 1.76 0.76	% % % %	0.22 0.22 0.22 0.22	% % % %	1.15 1.94 1.90 0.90	% % % %	August 31 (ratios as of February 29, 2016)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, with respect to Tax-Managed Wealth Appreciation Strategy, the Adviser is reimbursed by the Strategy for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing retail mutual fund investors is generally more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In

168	• AB TAX-MANAGED WEALTH STRATEGIES

addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.14 However, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment style as any of the Strategies.

The Adviser represented that it does not sub-advise any registered investment companies with a substantially similar investment style as any of the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services offered by other investment advisers.15,16 Broadridge’s analysis

14	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

15	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

16	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Strategy’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Strategy’s investment classification/objective continued to be determined by Lipper.

AB TAX-MANAGED WEALTH STRATEGIES •	169

included the comparison of the Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Broadridge Expense Group (“EG”)17 and the Strategy’s contractual management fee ranking.18

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.19

Strategy	Contractual Management Fee (%)[20]	Broadridge EG Median (%)	Broadridge EG Rank
Tax-Managed Balanced Wealth Strategy	0.550	0.650	2/10
Tax-Managed Wealth Appreciation Strategy	0.650	0.800	2/11
Tax-Managed Conservative Wealth Strategy	0.550	0.570	4/11

Broadridge also analyzed the Strategies’ most recently completed fiscal year total expense ratios in comparison to the Strategies’ EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared

17	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

18	The contractual management fee is calculated by Broadridge using the Strategy’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Strategy had the lowest effective fee rate in the Broadridge peer group.

19	With respect to the Strategies, which Lipper classifies as fund-of-funds, historically, Broadridge has compared the Funds to non-fund-of-funds (FOF) due to the Wealth Strategies’ very low, if not zero, underlying portfolios expenses. Broadridge expense comparison methodology precludes comparing expenses of FOF to non-FOF. This filter has a narrowing effect on the number of peers in the Funds’ EGs

20	The contractual management fee does not reflect any expense reimbursements made by the Strategy to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

170	• AB TAX-MANAGED WEALTH STRATEGIES

to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy.21 Set forth below is Broadridge’s comparison of the Strategies’ total expense ratios and the medians of the Strategies’ EG and EU. The Strategies’ total expense ratio rankings are also shown. 22

Strategy	Total Expense Ratio (%)[23]	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
Tax-Managed Balanced Wealth Strategy	1.297	1.213	8/10	1.119	29/38

Tax-Managed Wealth Appreciation Strategy	1.166	1.313	2/11	1.405	4/27

Tax-Managed Conservative Wealth Strategy	1.235	1.080	9/11	1.081	24/29
pro-forma	1.150	1.080	9/11	1.081	23/29

Based on the information provided, pro-forma where available, the Strategies have lower contractual management fees than their respective EG medians. Except for Tax-Managed Wealth Appreciation Strategy, the Strategies have a higher total expense ratio than each of their respective EG medians.

21	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

22	Pro-forma total expense ratio reflects changes to the Strategy’s 12b-1 fee reduction from 0.30% to 0.25% and expense caps from 1.20% to 1.15% effective December 31, 2015.

23	The Class A shares total expense ratio shown for each Strategy is for the most recently completed fiscal year.

AB TAX-MANAGED WEALTH STRATEGIES •	171

A significant portion of the Strategies’ total expenses are the Strategies’ acquired fund fees and expenses. Set forth below is a comparison of the Strategies’ total expense ratios, including and excluding acquired fund fees and expenses.

	Total Exp. Ratio (Ex. Acquired Fund Fees and Exp.) (%)	Acquired Fund Fees and Exp. (%)	Total Exp. Ratio (Inc. Acquired Fund Fees and Exp.) (%)
Tax-Managed Balanced Wealth Strategy[24]	1.127	0.170	1.297
EG Median	1.154	0.090	1.213
EG Rank	3/10	4/5	8/10

Tax-Managed Wealth Appreciation Strategy	0.926	0.240	1.166
EG Median	1.313	N/A	1.313
EG Rank	1/11	N/A	2/11

Tax-Managed Conservative Wealth Strategy (pro-forma)	1.040	0.110	1.150
EG Median	1.023	0.070	1.080
EG Rank	8/11	5/8	9/11

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. Except for Tax-Managed Wealth Appreciation Strategy, the Adviser’s profitability from providing investment advisory services to the Strategies decreased during calendar year 2015, relative to 2014.

24	As previously mentioned, the impact of the investment in MMAS to the acquired fund fees and expenses of the Strategies ranges up to 0.12%, depending on each Strategy’s allocation to MMAS.

172	• AB TAX-MANAGED WEALTH STRATEGIES

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AB Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Trust’s principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Trust. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20 million for distribution services and educational support (revenue sharing payments).

ABI retained the following front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Tax-Managed Balanced Wealth Strategy	$2,040
Tax-Managed Wealth Appreciation Strategy	$2,236
Tax-Managed Conservative Wealth Strategy	$421

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Tax-Managed Balanced Wealth Strategy	$546,890	$2,654
Tax-Managed Wealth Appreciation Strategy	$281,131	$1,186
Tax-Managed Conservative Wealth Strategy	$243,918	$1,067

AB TAX-MANAGED WEALTH STRATEGIES •	173

Fees and reimbursements for out of pocket expenses charged by AB Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee
Tax-Managed Balanced Wealth Strategy	$67,749
Tax-Managed Wealth Appreciation Strategy	$109,567
Tax-Managed Conservative Wealth Strategy	$24,209

Neither did the Strategies effect brokerage transactions through nor did they pay commissions to the Adviser’s U.S. and U.K. affiliates, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Strategies’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from any future business conducted with the Strategies would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Strategies and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent

174	• AB TAX-MANAGED WEALTH STRATEGIES

consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli25 study on advisory fees and various fund characteristics.26 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.27 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $490 billion as of June 30, 2016, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

25	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years. Source: Deli, Daniel N. “Mutual Fund Advisory Contracts: An Empirical Investigation.” Journal of Finance, 57(1): 109-133 (2002).

26	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

27	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB TAX-MANAGED WEALTH STRATEGIES •	175

The information prepared by Broadridge shows the 1, 3, 5 and 10 year performance returns and rankings28 of the Strategies relative to their Broadridge Performance Groups (“PGs”) and Broadridge Performance Universes (“PUs”)29 for the periods ended May 31, 2016.30

Strategy	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed Balanced Wealth Strategy[31]
1 year	-1.11	-2.08	-2.16	4/10	31/100
3 year	3.42	5.08	4.63	9/10	73/97
5 year	3.63	6.12	5.01	10/10	77/88
10 year	3.29	5.25	5.00	9/9	62/66

Tax-Managed Wealth Appreciation Strategy[32]
1 year	-5.37	-5.37	-5.54	6/11	18/38
3 year	6.27	6.29	6.25	7/11	17/36
5 year	5.54	5.76	5.72	8/11	20/33
10 year	2.88	5.06	4.83	7/7	14/16

Tax-Managed Conservative Wealth Strategy[32]
1 year	-0.74	-0.67	-0.81	8/11	36/72
3 year	2.10	3.91	3.25	9/10	60/71
5 year	2.39	5.02	4.17	7/8	58/64
10 year	2.59	4.95	4.70	7/7	45/49

28	The performance returns and rankings of the Strategies are for the Strategies’ Class A shares. The performance returns of the Strategies were provided by Broadridge.

29	The Strategies’ PGs are identical to their EGs. A Strategy’s PU may not necessarily be identical to its respective EU. Strategies with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, PGs/PUs only include funds of the same Lipper investment classification/objective as the Strategies, in contrast to certain of the Strategies’ EGs/EUs, which may include strategies of similar but not the same investment classification/objective.

30	The current Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy had a different investment classification/objective at an earlier point in time.

31	Lipper does not have a separate classification for tax-managed funds. Accordingly, unlike the Strategy, many of the Strategy’s Lipper peers are not tax-managed.

176	• AB TAX-MANAGED WEALTH STRATEGIES

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Strategies (in bold) versus their benchmarks for the periods ending May 31, 2016.32

	Periods Ending May 31, 2016 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed Balanced Wealth Strategy	-1.11	3.42	3.63	3.29	5.63
50% S&P 500 / 50% Barclays 5 Yr GO Municipal Bond Index	2.89	6.74	7.27	6.05	7.21
Barclays 5Yr GO Municipal Bond Index	3.52	2.24	2.63	4.06	4.72
S&P 500 Index	1.72	11.06	11.67	7.41	9.09
Inception Date: May 4, 1992

Tax-Managed Wealth Appreciation Strategy	-5.37	6.27	5.54	2.88	4.93
60% S&P 500 / 40% MSCI ACWI Ex USA Net Index	-3.69	6.65	6.99	5.32	7.64
S&P 500 Index	1.72	11.06	11.67	7.41	7.98
MSCI AC World Ex US Net Index	-11.39	0.19	0.12	2.01	6.55
Inception Date: September 2, 2003

Tax-Managed Conservative Wealth Strategy	-0.74	2.10	2.39	2.59	4.60
70% Barclays 5 Yr GO Muni / 30% S&P 500 Index	3.21	4.96	5.44	5.32	6.28
Barclays 5Yr GO Municipal Bond Index	3.52	2.24	2.63	4.06	4.72
S&P 500 Index	1.72	11.06	11.67	7.41	9.09
Inception Date: May 4, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. The Senior Officer recommended that the Trustees further discuss the Adviser’s plans for the Pooling Portfolios in light of the termination of the CollegeBoundfund (529) Program and its impact on the total expense ratios of the Pooling Portfolios in which the Strategies invest a significant portion of their assets. The Senior Officer also recommended that the Trustees continue to monitor the impact of MMAS on the total expense ratios and performance of the Strategies. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 24, 2016

32	The performance returns are for the Class A shares of the Strategies. Strategy and benchmark performance return information was provided by the Adviser.

AB TAX-MANAGED WEALTH STRATEGIES •	177

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

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Income Fund

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Limited Duration High Income Portfolio

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ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

178	• AB TAX-MANAGED WEALTH STRATEGIES

AB Family of Funds

NOTES

AB TAX-MANAGED WEALTH STRATEGIES •	179

NOTES

180	• AB TAX-MANAGED WEALTH STRATEGIES

NOTES

AB TAX-MANAGED WEALTH STRATEGIES •	181

NOTES

182	• AB TAX-MANAGED WEALTH STRATEGIES

NOTES

AB TAX-MANAGED WEALTH STRATEGIES •	183

NOTES

184	• AB TAX-MANAGED WEALTH STRATEGIES

AB TAX-MANAGED WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TMW-0151-0816

AUG    08.31.16

ANNUAL REPORT

AB WEALTH STRATEGIES

+	AB WEALTH APPRECIATION STRATEGY
+	AB BALANCED WEALTH STRATEGY
+	AB CONSERVATIVE WEALTH STRATEGY

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

October 15, 2016

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AB Wealth Strategies (the “Strategies”, and individually a “Strategy”) for the annual reporting period ended August 31, 2016.

At a meeting held on September 21, 2016, the Board of Trustees of The AB Portfolios approved, and recommended to shareholders for their approval, a proposal for the assets and liabilities of the AB Conservative Wealth Strategy (the “Portfolio”) to be acquired by AB All Market Income Portfolio, a series of AB Cap Fund, Inc. (the “Acquiring Portfolio”, and together with the Portfolio, the “Portfolios”). The Portfolios pursue similar investment objectives and strategies.

If the Portfolio’s shareholders approve the acquisition, all of the Portfolio’s assets and liabilities will be transferred to the Acquiring Portfolio, and shareholders of the Portfolio will receive shares of the same class of the Acquiring Portfolio, except that Class B shareholders of the Acquired Portfolio will receive Class A shares of the Acquiring Portfolio, in exchange for their shares of the Portfolio.

The Portfolio is distributing to shareholders of record information about the proposed acquisition of the Portfolio by the Acquiring Portfolio and request their consent for the proposal. If approved by shareholders, the acquisition is expected to be completed in February 2017.

The Strategies allocate, in accordance with their respective investment strategies, varying percentages of their assets to investments in the AB Pooling Portfolios, and other Underlying Portfolios, which represent a variety of asset classes and investment styles. Effective on or about January 26, 2017, each Strategy will no longer seek to achieve its objective by investing solely in the Underlying Portfolios. Instead, each Strategy will seek to achieve its objective by investing primarily directly in securities and other investments, while continuing to invest a portion of its assets in certain Underlying Portfolios, in accordance with its targeted percentages in certain asset classes and investment styles.

All of the Strategies invest in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. This category of Underlying Portfolios includes the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies through investments allocated to various sub-advisers selected and overseen by AllianceBernstein L.P. (the “Adviser”). These investments will be primarily in four different alternative investment strategies—long/short equity, special situations, credit and global macro. Also in this category is the Multi-Asset Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during

AB WEALTH STRATEGIES •	1

periods of rising inflation. This Underlying Portfolio invests primarily in inflation-indexed securities, commodity-related equity securities, commodities (principally through derivative instruments) and real estate securities. As part of their diversification investments, the Strategies invest in the Volatility Management Portfolio, which is designed to reduce the overall effect of equity market volatility on the Strategies’ portfolios and the effects of adverse market conditions on their performance. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce this Underlying Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategies’ investments in equity securities.

For the Underlying Portfolios’ traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions (US and non-US), which are supported by equity research analysts specializing in growth and equity research analysts specializing in value research.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of their currency risk, the Underlying Portfolios may, from time to time, invest in currency- related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Underlying Portfolios may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps.

AB Wealth Appreciation Strategy

Investment Objective and Policies

The AB Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. Through these investments, the Adviser efficiently diversifies the Strategy

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between growth and value equity investment styles, between US and non-US markets and among diversification investments. The Strategy targets a weighting of approximately 67% of Underlying Portfolios that invest primarily in equity securities of companies, or traditional equity investments, and approximately 33% of Underlying Portfolios that invest primarily in diversification investments.

The Adviser will allow the relative weightings of the Strategy’s investments in growth and value and US and non-US Underlying Portfolios to vary in response to market conditions, but ordinarily only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment component are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

Within the Strategy’s traditional equity component, the target blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value stocks (approximately 50% each) with approximately 60% of each equity style invested in Underlying Portfolios that invest in US companies and the remaining 40% in Underlying Portfolios that invest in non-US companies.

The Strategy invests approximately 12% of its assets in the Multi-Manager Alternative Strategies Fund, approximately 7% in the Multi-Asset Real Return Portfolio and approximately 14% in the Volatility Management Portfolio.

AB Balanced Wealth Strategy

Investment Objective and Policies

The AB Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity investment styles and in diversification investments to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of approximately 38% of Underlying Portfolios that invest primarily in equity securities of companies or traditional equity investments, approximately 25% of Underlying Portfolios that invest primarily in traditional debt securities and

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approximately 37% of Underlying Portfolios that invest primarily in diversification investments with a goal of providing moderate upside potential without excessive volatility.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in US and non-US company Underlying Portfolios to vary in response to market conditions, but ordinarily, only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

Within the Strategy’s traditional equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value style stocks (50% each), with approximately 60% of each equity style invested in Underlying Portfolios that invest in US companies and the remaining 40% in Underlying Portfolios that invest in non-US companies.

The Strategy invests approximately 8% of its assets in the Multi-Manager Alternative Strategies Fund, approximately 5% in the Multi-Asset Real Return Portfolio and approximately 17% in the Volatility Management Portfolio.

The Underlying Portfolios’ fixed-income securities will primarily be investment-grade debt securities, but will also include lower-rated securities (“junk bonds”) and preferred stock. The Strategy will not invest more than 25% of its total assets in Underlying Portfolios investing in securities rated, at the time of purchase, below investment-grade.

AB Conservative Wealth Strategy

Investment Objective and Policies

The AB Conservative Wealth Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity investment styles and in diversification investments to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of approximately 20% in Underlying Portfolios that invest primarily in equity securities of companies, or

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traditional equity investments, approximately 52% in Underlying Portfolios that invest primarily in traditional debt securities and approximately 29% in Underlying Portfolios that invest primarily in diversification investments with a goal of providing reduced volatility and modest upside potential.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in US and non-US company Underlying Portfolios to vary in response to market conditions, but ordinarily only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blends. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted percentages may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

Within the Strategy’s traditional equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest in growth and value style stocks (approximately 50% each), with approximately 60% of each equity style invested in Underlying Portfolios that invest in US companies and the remaining 40% in Underlying Portfolios that invest in non-US companies.

The Strategy invests approximately 6% of its assets in the Multi-

Manager Alternative Strategies Fund, approximately 2% in the Multi-Asset Real Return Portfolio and approximately 12% in the Volatility Management Portfolio.

All fixed-income securities of the Short Duration Bond Underlying Portfolio and Global Core Bond Underlying Portfolio in which the Strategy invests will be of investment-grade at the time of purchase. In the event that the rating of any security held by these Underlying Portfolios falls below investment-grade, the Strategy will not be obligated to dispose of its investment in such Underlying Portfolio and may continue to hold such investment if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

Investment Results

The tables on pages 13-17 show performance for each Strategy compared to its respective benchmarks for the six- and 12-month periods ended August 31, 2016. Each Strategy’s blended benchmark is as follows: Wealth Appreciation Strategy, 60% Standard & Poor’s (“S&P”) 500 Index / 40% Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) ex-US; Balanced Wealth Strategy, 65% S&P 500 Index / 35% Bloomberg Barclays US Aggregate Bond Index; and Conservative Wealth Strategy, 65% Bloomberg Barclays US Aggregate Bond Index / 35% S&P 500 Index. Performance for each of the Underlying Portfolios compared to its respective benchmark may be found on page 19. Additional performance

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for the Underlying Portfolios may be found on pages 29-32.

All share classes of the Wealth Appreciation Strategy underperformed the primary and blended benchmarks for both periods; versus the secondary benchmark, all share classes underperformed for the six-month period, and outperformed for the 12-month period, before sales charges. For the 12-month period all Underlying Portfolios positively contributed to absolute performance. Versus their respective style benchmarks, International Value Portfolio and International Growth Portfolio outperformed; all other Underlying Portfolios underperformed. For the six-month period all Underlying Portfolios positively impacted absolute performance. International Growth Portfolio and Multi-Manager Alternative Strategies Fund outperformed their respective style benchmarks, while all other Underlying Portfolios underperformed.

All share classes of the Balanced Wealth Strategy underperformed the primary and blended benchmarks for both periods; versus the secondary benchmark, all share classes outperformed for the six-month period and underperformed for the 12-month period, before sales charges. For the 12-month period all Underlying Portfolios positively impacted absolute performance. Versus their respective style benchmarks, U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Volatility Management Portfolio and Multi-Manager Alternative Strategies Fund

underperformed; all other Portfolios outperformed. For the six-month period, all Underlying Portfolios positively impacted absolute performance. International Growth Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio and Multi-Manager Alternative Strategies Fund outperformed, while all other Underlying Portfolios underperformed, versus their respective style benchmarks.

All share classes of the Conservative Wealth Strategy outperformed the primary benchmark for the six-month period and underperformed for the 12-month period; versus the secondary and the blended benchmarks, all share classes underperformed for both periods, before sales charges. For the 12-month period, all Underlying Portfolios positively impacted absolute performance. Versus their respective style benchmarks, the International Value Portfolio and International Growth Portfolio along with the fixed-income Portfolios outperformed, while U.S. Value Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Multi-Asset Real Return Portfolio, Volatility Management Portfolio and Multi-Manager Alternative Strategies Fund underperformed. For the six-month period, all Underlying Portfolios positively impacted absolute performance. Versus their respective style benchmarks, International Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio and

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Multi-Manager Alternative Strategies Fund outperformed, while the other Underlying Portfolios underperformed.

The U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Small-Mid Cap Value Portfolio and Small-Mid Cap Growth Portfolio did not use derivatives during the six- and 12-month periods. The Multi-Manager Alternative Strategies Fund did not use derivatives directly. All other Portfolios used derivatives as stated below; performance impact is stated in absolute terms.

The International Value Portfolio utilized derivatives including futures for investment purposes and foreign currency forwards for hedging and investment purposes, which detracted from returns during both periods. The International Growth Portfolio utilized derivatives in the form of foreign currency forwards for hedging purposes, which had an immaterial impact on performance during the six-month period and detracted for the 12-month period.

The Short Duration Bond Portfolio utilized derivatives during both periods, including currency forwards to hedge currency risk. Credit default swaps were utilized to gain exposure to the commercial mortgage-backed securities market. Treasury futures and interest rate swaps were utilized to manage the duration, country exposure and yield-curve positioning of the Portfolio.

During both periods, the Global Core Bond Portfolio utilized derivatives including treasury futures to manage duration, country exposure and yield-curve positioning; currency forwards and currency options, both purchased and written, were used to hedge currency exposure as well as to manage active currency risk.

The Bond Inflation Protection Portfolio utilized derivatives during both periods, including currency forwards and options to hedge currency risk and actively manage currency positions. Credit default swaps were utilized for hedging and investment purposes, which had an immaterial impact on performance during both periods. Treasury futures, and interest rate, total return and inflation (“CPI”) swaps, were utilized to manage the duration, inflation protection, country exposure and yield-curve positioning of the Portfolio.

During both periods, the High Yield Portfolio utilized currency forwards to hedge currency exposure as well as to manage active currency risk. Purchased and written equity options were also used for hedging and non-hedging purposes. Total return swaps and credit default swaps (both single name and index) were used to hedge credit risk as well as to take active credit and growth risk. Interest rate swaps and Treasury futures were used to manage duration, country exposure and yield-curve positioning.

The Multi-Asset Real Return Portfolio utilized derivatives in the form of futures, CPI swaps and written options, for hedging and investment purposes, total return swaps for investment purposes and

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currency forwards for hedging purposes, which added during the six-month period and detracted during the 12-month period; purchased options for hedging and investment purposes, and interest rate swaps for hedging purposes, detracted during both periods.

The Volatility Management Portfolio utilized derivatives for hedging and investment purposes including total return swaps and written options, which added to returns during both periods; futures and purchased options detracted during both periods. Currency forwards detracted for the six-month period and added during the 12-month period.

Market Review and Investment Strategy

Global stocks surged and global bonds generally increased in absolute terms during the tumultuous 12-month period ended August 31, 2016. Central bank activity and fluctuations in the price of oil were among the factors impacting performance.

In fixed income, developed-market treasuries generally outperformed emerging-market local-currency government bonds and investment-grade credit securities, but trailed the double-digit rally in global high-yield issues. Developed-market treasury yields fell overall, with UK yields reaching historic lows in the final months of the period.

US and emerging-market equities each delivered double-digit returns, while international stocks under-

performed, hurt by fears of ongoing terrorist activity and economic uncertainty. Equity markets reeled at the outset when China unexpectedly devalued its currency, triggering doubts over global growth. By the end of 2015, equities had sufficiently recovered, enabling the US Federal Reserve (the “Fed”) to lift off from zero interest rates for the first time in nearly a decade—a move which investors digested smoothly.

Equity markets plummeted again in the first six weeks of 2016. This time, in addition to malaise over China, a global oil glut also factored in. Bond markets were likewise affected by the vagaries of oil. After declining through the beginning of 2016, oil prices eventually rebounded on the back of decreased global supply, contributing to a rally in emerging-market debt sectors.

As the period came to a close, global equity markets had recovered yet again—while most fixed-income sectors outperformed duration-matched treasuries, but posted mixed absolute returns—as support from global central banks eased investors’ anxiety over the UK’s unexpected vote to depart from the European Union. In contrast, after some slower-than-expected US economic data through the first two quarters of 2016, the Fed’s tone turned more hawkish in August on the back of strength in US labor markets and a positive outlook for economic activity and inflation.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The MSCI ACWI ex-US (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The Bloomberg Barclays US Aggregate Bond Index (US dollar hedged) represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

The Russell 1000® Value Index is used to represent the allocation to U.S. Value, the Russell 1000® Growth Index to represent U.S. Large Cap Growth, the MSCI ACWI ex-US to represent International Value and International Growth, the Bank of America Merrill Lynch® (“BofA ML”) 1-3 Year US Treasury Index to represent Short Duration Bond, the Bloomberg Barclays Global Aggregate Bond Index (US dollar hedged) to represent Global Core Bond, the Bloomberg Barclays 1-10 Year TIPS Index to represent Bond Inflation Protection, the Bloomberg Barclays US High Yield 2% Issuer Capped Index to represent High-Yield, the Russell 2500® Value Index to represent Small-Mid Cap Value, the Russell 2500® Growth to represent Small-Mid Cap Growth, the MSCI AC World Commodity Producers Index and the All Market Real Return Portfolio Benchmark to represent Multi-Asset Real Return; the MSCI ACWI to represent Volatility Management and the BofA ML 3-Month US T-Bill Index to represent Multi-Manager Alternative Strategies Fund.

The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the US. The Russell 1000 Growth Index represents the performance of 1,000 large-cap growth companies within the US. The BofA ML 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. The Bloomberg Barclays Global Aggregate Bond Index represents the performance of global investment-grade developed fixed-income markets. The Bloomberg Barclays 1-10 Year

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Disclosures and Risks

DISCLOSURES AND RISKS

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TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. The Bloomberg Barclays High Yield 2% Issuer Capped Index is the 2% issuer-capped component of the US Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. The Russell 2500 Value Index represents the performance of 2,500 small- to mid-cap value companies within the US. The Russell 2500 Growth Index represents the performance of 2,500 small- to mid-cap growth companies within the US. The MSCI AC World Commodity Producers Index (free float-adjusted, market capitalization-weighted) is comprised of commodity producer companies based on the Global Industry Classification Standard (“GICS”). The All Market Real Return Portfolio Benchmark is an equally-weighted blend of the MSCI AC World Commodity Producers Index, the FTSE EPRA/NAREIT Global Index and the Dow Jones-UBS Commodity Index. The BofA ML 3-Month US T-Bill Index tracks three-month government securities. The FTSE EPRA/NAREIT Global Index (market-value-weighted index based upon the last closing price of the month) represents the performance of tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The Dow Jones-UBS Commodity Index measures price movements of the commodities included in the appropriate sub index. It does not account for effects of rolling futures contracts or the physical commodity. Commodities sectors include: energy, grains, industrial metals, petroleum, precious metals and softs.

A Word About Risk

The Strategies allocate their investments among multiple asset classes which will include US and foreign securities. The Balanced Wealth and Conservative Wealth Strategies will include both equity and fixed-income securities. Price fluctuation in the Underlying Portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings.

Market Risk: The value of the Strategies’ assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of their investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-US) Risk: Investments in non-US issuers may involve more risk than investments in US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

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Disclosures and Risks

DISCLOSURES AND RISKS

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Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategies’ investments or reduce their returns.

Capitalization Risk: Investments in small- and mid-capitalization companies by the Underlying Portfolios may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among the Underlying Portfolios’ different investment styles, such as growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Strategies’ net asset value (“NAV”) when one of these investments is performing more poorly than another.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and may be subject to counterparty risk to a greater degree than more traditional investments.

Credit Risk: (Balanced Wealth and Conservative Wealth Strategies) An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: (Balanced Wealth and Conservative Wealth Strategies) Changes in interest rates will affect the value of the Strategies’ investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Strategies may be subject to a heightened risk of rising interest rates as the recent period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

These risks are fully discussed in the Strategies’ prospectus. As with all investments, you may lose money by investing in the Strategies.

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Disclosures and Risks

DISCLOSURES AND RISKS

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An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategies will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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Disclosures and Risks

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Wealth Appreciation Strategy
Class A	11.47%	4.53%

Class B*	11.05%	3.72%

Class C	11.15%	3.81%

Advisor Class†	11.66%	4.82%

Class R†	11.24%	4.06%

Class K†	11.47%	4.48%

Class I†	11.67%	4.82%

Primary Benchmark: S&P 500 Index	13.60%	12.55%

Secondary Benchmark: MSCI ACWI ex-US	13.46%	2.92%

Blended Benchmark: 60% S&P 500 Index / 40% MSCI ACWI ex-US	13.58%	8.65%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 9-12.

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Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

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GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

8/31/06 TO 8/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Wealth Appreciation Strategy Class A shares (from 8/31/06 to 8/31/16) as compared to the performance of the Strategy’s individual benchmarks, in addition to the blended benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 9-12.

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Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

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THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Balanced Wealth Strategy
Class A	9.57%	5.13%

Class B*	9.12%	4.33%

Class C	9.09%	4.31%

Advisor Class†	9.60%	5.30%

Class R†	9.29%	4.69%

Class K†	9.52%	5.04%

Class I†	9.63%	5.28%

Primary Benchmark: S&P 500 Index	13.60%	12.55%

Secondary Benchmark: Bloomberg Barclays US Aggregate Bond Index	3.68%	5.97%

Blended Benchmark: 65% S&P 500 Index / 35% Bloomberg Barclays US Aggregate Bond Index	10.08%	10.41%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 9-12.

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Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

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GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

8/31/06 TO 8/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Balanced Wealth Strategy Class A shares (from 8/31/06 to 8/31/16) as compared to the performance of the Strategy’s individual benchmarks, in addition to the blended benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 9-12.

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Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

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THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Conservative Wealth Strategy
Class A	5.54%	3.86%

Class B*	5.16%	3.11%

Class C	5.19%	3.09%

Advisor Class†	5.69%	4.12%

Class R†	5.37%	3.56%

Class K†	5.56%	3.82%

Class I†	5.70%	4.11%

Primary Benchmark: Bloomberg Barclays US Aggregate Bond Index	3.68%	5.97%

Secondary Benchmark: S&P 500 Index	13.60%	12.55%

Blended Benchmark: 65% Bloomberg Barclays US Aggregate Bond Index / 35% S&P 500 Index	7.11%	8.43%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 9-12.

(Historical Performance continued on next page)

AB WEALTH STRATEGIES •	17

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

8/31/06 TO 8/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Conservative Wealth Strategy Class A shares (from 8/31/06 to 8/31/16) as compared to the performance of the Strategy’s individual benchmarks, in addition to the blended benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 9-12.

(Historical Performance continued on next page)

18	• AB WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

EACH UNDERLYING PORTFOLIO* VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2016 (unaudited)	Returns
	6 Months	12 Months
AB U.S. Value Portfolio	12.88%	7.55%

Russell 1000 Value Index	16.26%	12.92%

AB U.S. Large Cap Growth Portfolio	11.26%	10.50%

Russell 1000 Growth Index	11.91%	10.54%

AB International Value Portfolio	12.97%	4.66%

MSCI ACWI ex-US	13.46%	2.92%

AB International Growth Portfolio	14.64%	6.23%

MSCI ACWI ex-US	13.46%	2.92%

AB Short Duration Bond Portfolio	0.89%	1.40%

BofA ML 1-3 Year US Treasury Index	0.48%	1.07%

AB Global Core Bond Portfolio	5.10%	8.39%

Bloomberg Barclays Global Aggregate Bond Index (US dollar hedged)	3.92%	7.19%

AB Bond Inflation Protection Portfolio	4.64%	5.53%

Bloomberg Barclays 1-10 Year TIPS Index	2.58%	3.77%

AB High Yield Portfolio (Class Z Shares)†	13.71%	6.19%

Bloomberg Barclays US High Yield Capped Index 2% Issuer Cap	15.56%	9.12%

AB Small-Mid Cap Value Portfolio	18.99%	10.98%

Russell 2500 Value Index	19.90%	12.79%

AB Small-Mid Cap Growth Portfolio	16.05%	0.74%

Russell 2500 Growth Index	17.99%	4.65%

AB Multi-Asset Real Return Portfolio	16.02%	2.70%

Primary Benchmark: MSCI AC World Commodity Producers Index	22.10%	9.67%

Secondary Benchmark: All Market Real Return Portfolio Benchmark	16.05%	6.08%

AB Volatility Management Portfolio	10.34%	3.47%

MSCI ACWI	13.53%	7.24%

AB Multi-Manager Alternative Strategies Fund (Class Z Shares)	2.91%	-0.58%

BofA ML 3-Month US T-Bill Index	0.17%	0.23%

*    Shares of the Underlying Portfolios (specifically Class Z shares in the case of AB High Yield Portfolio and AB Multi-Manager Alternative Strategies Fund) are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein and are not currently offered to the general public. The Underlying Portfolios incur no sales charges or management fees (except in the case of AB High Yield Portfolio and AB Multi-Manager Alternative Strategies Fund).

†     Performance information for AB High Yield Portfolio reflects the performance of The AB Pooling Portfolios—AB High Yield Portfolio until July 27, 2016 and AB Bond Fund Inc.—AB High Yield Portfolio thereafter.

See Disclosures, Risks and Note about Historical Performance on pages 9-12.

(Historical Performance continued on next page)

AB WEALTH STRATEGIES •	19

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	4.53%	0.08%
5 Years	7.79%	6.86%
10 Years	2.97%	2.53%

Class B Shares
1 Year	3.72%	-0.28%
5 Years	7.00%	7.00%
10 Years	2.37%	2.37%

Class C Shares
1 Year	3.81%	2.81%
5 Years	7.02%	7.02%
10 Years	2.24%	2.24%

Advisor Class Shares*
1 Year	4.82%	4.82%
5 Years	8.09%	8.09%
10 Years	3.27%	3.27%

Class R Shares*
1 Year	4.06%	4.06%
5 Years	7.37%	7.37%
10 Years	2.59%	2.59%

Class K Shares*
1 Year	4.48%	4.48%
5 Years	7.71%	7.71%
10 Years	2.91%	2.91%

Class I Shares*
1 Year	4.82%	4.82%
5 Years	8.07%	8.07%
10 Years	3.26%	3.26%

See Disclosures, Risks and Note about Historical Performance on pages 9-12.

(Historical Performance and footnotes continued on next page)

20	• AB WEALTH STRATEGIES

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.41%, 2.17%, 2.16%, 1.16%, 1.85%, 1.54% and 1.21% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Strategy’s annual operating expense ratios to 1.29%, 2.05%, 2.04%, 1.04%, 1.73%, 1.42% and 1.09% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2016. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods and include acquired fund fees.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 9-12.

(Historical Performance continued on next page)

AB WEALTH STRATEGIES •	21

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	4.01%
5 Years	9.37%
10 Years	2.45%

Class B Shares
1 Year	3.81%
5 Years	9.51%
10 Years	2.30%

Class C Shares
1 Year	6.85%
5 Years	9.52%
10 Years	2.16%

Advisor Class Shares*
1 Year	8.94%
5 Years	10.62%
10 Years	3.19%

Class R Shares*
1 Year	8.11%
5 Years	9.88%
10 Years	2.51%

Class K Shares*
1 Year	8.46%
5 Years	10.22%
10 Years	2.83%

Class I Shares*
1 Year	8.80%
5 Years	10.60%
10 Years	3.18%

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 9-12.

(Historical Performance continued on next page)

22	• AB WEALTH STRATEGIES

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS AUGUST 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	5.13%	0.65%
5 Years	6.32%	5.40%
10 Years	4.01%	3.56%

Class B Shares
1 Year	4.33%	0.33%
5 Years	5.54%	5.54%
10 Years	3.40%	3.40%

Class C Shares
1 Year	4.31%	3.31%
5 Years	5.54%	5.54%
10 Years	3.26%	3.26%

Advisor Class Shares*
1 Year	5.30%	5.30%
5 Years	6.60%	6.60%
10 Years	4.30%	4.30%

Class R Shares*
1 Year	4.69%	4.69%
5 Years	5.91%	5.91%
10 Years	3.62%	3.62%

Class K Shares*
1 Year	5.04%	5.04%
5 Years	6.25%	6.25%
10 Years	3.95%	3.95%

Class I Shares*
1 Year	5.28%	5.28%
5 Years	6.59%	6.59%
10 Years	4.29%	4.29%

See Disclosures, Risks and Note about Historical Performance on pages 9-12.

(Historical Performance and footnotes continued on next page)

AB WEALTH STRATEGIES •	23

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.23%, 1.99%, 1.98%, 0.98%, 1.64%, 1.33% and 1.00% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Strategy’s annual operating expense ratios to 1.15%, 1.91%, 1.90%, 0.90%, 1.56%, 1.25% and 0.92% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2016. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods and include acquired fund fees.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 9-12.

(Historical Performance continued on next page)

24	• AB WEALTH STRATEGIES

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	3.28%
5 Years	7.02%
10 Years	3.46%

Class B Shares
1 Year	3.04%
5 Years	7.16%
10 Years	3.33%

Class C Shares
1 Year	6.10%
5 Years	7.19%
10 Years	3.18%

Advisor Class Shares*
1 Year	8.14%
5 Years	8.25%
10 Years	4.22%

Class R Shares*
1 Year	7.47%
5 Years	7.56%
10 Years	3.54%

Class K Shares*
1 Year	7.74%
5 Years	7.89%
10 Years	3.86%

Class I Shares*
1 Year	8.13%
5 Years	8.24%
10 Years	4.21%

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 9-12.

(Historical Performance continued on next page)

AB WEALTH STRATEGIES •	25

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	3.86%	-0.55%
5 Years	3.81%	2.91%
10 Years	3.33%	2.88%

Class B Shares
1 Year	3.11%	-0.89%
5 Years	3.06%	3.06%
10 Years	2.73%	2.73%

Class C Shares
1 Year	3.09%	2.09%
5 Years	3.07%	3.07%
10 Years	2.59%	2.59%

Advisor Class Shares*
1 Year	4.12%	4.12%
5 Years	4.11%	4.11%
10 Years	3.63%	3.63%

Class R Shares*
1 Year	3.56%	3.56%
5 Years	3.42%	3.42%
10 Years	2.95%	2.95%

Class K Shares*
1 Year	3.82%	3.82%
5 Years	3.75%	3.75%
10 Years	3.28%	3.28%

Class I Shares*
1 Year	4.11%	4.11%
5 Years	4.08%	4.08%
10 Years	3.60%	3.60%

See Disclosures, Risks and Note about Historical Performance on pages 9-12.

(Historical Performance and footnotes continued on next page)

26	• AB WEALTH STRATEGIES

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.20%, 1.96%, 1.96%, 0.95%, 1.62%, 1.29% and 0.98% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Strategy’s annual operating expense ratios to 1.14%, 1.90%, 1.90%, 0.89%, 1.56%, 1.23% and 0.92% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2016. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods and include acquired fund fees.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 9-12.

(Historical Performance continued on next page)

AB WEALTH STRATEGIES •	27

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	0.81%
5 Years	3.78%
10 Years	2.83%

Class B Shares
1 Year	0.49%
5 Years	3.93%
10 Years	2.69%

Class C Shares
1 Year	3.47%
5 Years	3.94%
10 Years	2.54%

Advisor Class Shares*
1 Year	5.48%
5 Years	4.98%
10 Years	3.58%

Class R Shares*
1 Year	4.84%
5 Years	4.30%
10 Years	2.90%

Class K Shares*
1 Year	5.11%
5 Years	4.62%
10 Years	3.23%

Class I Shares*
1 Year	5.48%
5 Years	4.95%
10 Years	3.55%

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 9-12.

(Historical Performance continued on next page)

28	• AB WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS* AS OF AUGUST 31, 2016 (unaudited)
NAV/SEC Returns

AB U.S. Value Portfolio
1 Year	7.55%
5 Years	13.51%
10 Years	4.66%

AB U.S. Large Cap Growth Portfolio
1 Year	10.50%
5 Years	17.18%
10 Years	8.82%

AB International Value Portfolio
1 Year	4.66%
5 Years	4.67%
10 Years	-0.56%

AB International Growth Portfolio
1 Year	6.23%
5 Years	2.57%
10 Years	-0.40%

AB Short Duration Bond Portfolio
1 Year	1.40%
5 Years	1.03%
10 Years	2.08%

AB Global Core Bond Portfolio
1 Year	8.39%
5 Years	4.66%
10 Years	5.90%

AB Bond Inflation Protection Portfolio
1 Year	5.53%
5 Years	2.16%
10 Years	4.56%

AB High Yield Portfolio
1 Year	6.19%
5 Years	7.75%
10 Years	8.25%

AB Small-Mid Cap Value Portfolio
1 Year	10.98%
5 Years	15.30%
10 Years	9.51%

AB Small-Mid Cap Growth Portfolio
1 Year	0.74%
5 Years	12.67%
10 Years	10.91%

See Disclosures, Risks and Note about Historical Performance on pages 9-12.

(Historical Performance and footnotes continued on next page)

AB WEALTH STRATEGIES •	29

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS* AS OF AUGUST 31, 2016 (unaudited)
NAV/SEC Returns

AB Multi-Asset Real Return Portfolio
1 Year	2.70%
5 Years	-4.04%
10 Years	-1.95%

AB Volatility Management Portfolio
1 Year	3.47%
5 Years	7.12%
Since Inception†	6.77%

AB Multi-Manager Alternative Strategies Fund
1 Year	-0.58%
Since Inception‡	-0.09%

*	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, the Adviser that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees. These Underlying Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AB share classes invested in these Underlying Portfolios.

†	Inception date: 4/16/2010.

‡	Inception date: 7/31/2014.

See Disclosures, Risks and Note about Historical Performance on pages 9-12.

(Historical Performance continued on next page)

30	• AB WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS* AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
NAV/SEC Returns

AB U.S. Value Portfolio
1 Year	10.78%
5 Years	15.32%
10 Years	4.36%

AB U.S. Large Cap Growth Portfolio
1 Year	12.82%
5 Years	19.49%
10 Years	8.62%

AB International Value Portfolio
1 Year	10.70%
5 Years	7.54%
10 Years	-0.52%

AB International Growth Portfolio
1 Year	11.49%
5 Years	6.26%
10 Years	-0.06%

AB Short Duration Bond Portfolio
1 Year	1.83%
5 Years	1.20%
10 Years	2.09%

AB Global Core Bond Portfolio
1 Year	7.48%
5 Years	4.50%
10 Years	5.80%

AB Bond Inflation Protection Portfolio
1 Year	6.71%
5 Years	2.54%
10 Years	4.62%

AB High Yield Portfolio
1 Year	10.35%
5 Years	8.64%
10 Years	8.15%

AB Small-Mid Cap Value Portfolio
1 Year	16.64%
5 Years	18.08%
10 Years	9.41%

See Disclosures, Risks and Note about Historical Performance on pages 9-12.

(Historical Performance and footnotes continued on next page)

AB WEALTH STRATEGIES •	31

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS* AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
NAV/SEC Returns

AB Small-Mid Cap Growth Portfolio
1 Year	7.67%
5 Years	14.76%
10 Years	10.79%

AB Multi-Asset Real Return Portfolio
1 Year	10.46%
5 Years	-0.88%
10 Years	-1.91%

AB Volatility Management Portfolio
1 Year	6.51%
5 Years	7.03%
Since Inception†	6.69%

AB Multi-Manager Alternative Strategies Fund
1 Year	1.13%
Since Inception‡	0.10%

†	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, the Adviser that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees. These Underlying Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AB share classes invested in these Underlying Portfolios.

†	Inception date: 4/16/2010.

‡	Inception date: 7/31/2014.

See Disclosures, Risks and Note about Historical Performance on pages 9-12.

32	• AB WEALTH STRATEGIES

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AB WEALTH STRATEGIES •	33

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

AB Wealth Appreciation Strategy

	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,114.70	$4.73	0.89%
Hypothetical**	$1,000	$1,020.66	$4.52	0.89%
Class B
Actual	$1,000	$1,110.50	$8.54	1.61%
Hypothetical**	$1,000	$1,017.04	$8.16	1.61%
Class C
Actual	$1,000	$1,111.50	$8.70	1.64%
Hypothetical**	$1,000	$1,016.89	$8.31	1.64%
Advisor Class
Actual	$1,000	$1,116.60	$3.41	0.64%
Hypothetical**	$1,000	$1,021.92	$3.25	0.64%
Class R
Actual	$1,000	$1,112.40	$7.12	1.34%
Hypothetical**	$1,000	$1,018.40	$6.80	1.34%
Class K
Actual	$1,000	$1,114.70	$5.32	1.00%
Hypothetical**	$1,000	$1,020.11	$5.08	1.00%
Class I
Actual	$1,000	$1,116.70	$3.72	0.70%
Hypothetical**	$1,000	$1,021.62	$3.56	0.70%

AB Balanced Wealth Strategy

	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,095.70	$4.48	0.85%
Hypothetical**	$1,000	$1,020.86	$4.32	0.85%
Class B
Actual	$1,000	$1,091.20	$8.36	1.59%
Hypothetical**	$1,000	$1,017.14	$8.06	1.59%
Class C
Actual	$1,000	$1,090.90	$8.41	1.60%
Hypothetical**	$1,000	$1,017.09	$8.11	1.60%
Advisor Class
Actual	$1,000	$1,096.00	$3.16	0.60%
Hypothetical**	$1,000	$1,022.12	$3.05	0.60%
Class R
Actual	$1,000	$1,092.90	$6.68	1.27%
Hypothetical**	$1,000	$1,018.75	$6.44	1.27%
Class K
Actual	$1,000	$1,095.20	$4.90	0.93%
Hypothetical**	$1,000	$1,020.46	$4.72	0.93%
Class I
Actual	$1,000	$1,096.30	$3.32	0.63%
Hypothetical**	$1,000	$1,021.97	$3.20	0.63%

34	• AB WEALTH STRATEGIES

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

AB Conservative Wealth Strategy

	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,055.40	$4.86	0.94%
Hypothetical**	$1,000	$1,020.41	$4.77	0.94%
Class B
Actual	$1,000	$1,051.60	$8.61	1.67%
Hypothetical**	$1,000	$1,016.74	$8.47	1.67%
Class C
Actual	$1,000	$1,051.90	$8.72	1.69%
Hypothetical**	$1,000	$1,016.64	$8.57	1.69%
Advisor Class
Actual	$1,000	$1,056.90	$3.57	0.69%
Hypothetical**	$1,000	$1,021.67	$3.51	0.69%
Class R
Actual	$1,000	$1,053.70	$7.02	1.36%
Hypothetical**	$1,000	$1,018.30	$6.90	1.36%
Class K
Actual	$1,000	$1,055.60	$5.27	1.02%
Hypothetical**	$1,000	$1,020.01	$5.18	1.02%
Class I
Actual	$1,000	$1,057.00	$3.72	0.72%
Hypothetical**	$1,000	$1,021.52	$3.66	0.72%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses of the Underlying Portfolios in which the Strategies invest are not included herein. For the six months ended August 31, 2016, the acquired fund fees for AB Wealth Appreciation Strategy, AB Balanced Wealth Strategy and AB Conservative Wealth Strategy were .41%, .31% and .24%, respectively.

**	Assumes 5% annual return before expenses.

AB WEALTH STRATEGIES •	35

Expense Example

AB WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,347.2

*	All data are as of August 31, 2016. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, by calling AB at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 19. Additional performance for the Underlying Portfolios may be found on pages 29-32.

36	• AB WEALTH STRATEGIES

Portfolio Summary

AB BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,036.5

*	All data are as of August 31, 2016. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or by calling AB at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 19. Additional performance for the Underlying Portfolios may be found on pages 29-32.

AB WEALTH STRATEGIES •	37

Portfolio Summary

AB CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $283.8

*	All data are as of August 31, 2016. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, by calling AB at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 19. Additional performance for the Underlying Portfolios may be found on pages 29-32.

38	• AB WEALTH STRATEGIES

Portfolio Summary

AB WEALTH APPRECIATION STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2016

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.1%
Funds and Investment Trusts – 100.1%*
AB Multi-Manager Alternative Strategies Fund – Class Z	15,989,804	$158,458,958
AB Pooling Portfolio – AB International Growth Portfolio	20,684,510	179,748,392
AB Pooling Portfolio – AB International Value Portfolio	25,892,890	180,473,447
AB Pooling Portfolio – AB Multi-Asset Real Return Portfolio	14,678,484	91,446,954
AB Pooling Portfolio – AB Small-Mid Cap Growth Portfolio	7,216,884	68,055,212
AB Pooling Portfolio – AB Small-Mid Cap Value Portfolio	6,341,448	68,234,406
AB Pooling Portfolio – AB U.S. Large Cap Growth Portfolio	20,041,298	205,824,127
AB Pooling Portfolio – AB U.S. Value Portfolio	15,597,392	206,665,439
AB Pooling Portfolio – AB Volatility Management Portfolio	17,229,221	189,349,144

Total Investments – 100.1% (cost $1,280,867,537)		1,348,256,079
Other assets less liabilities – (0.1)%		(1,025,718)

Net Assets – 100.0%		$1,347,230,361

*	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

AB WEALTH STRATEGIES •	39

AB Wealth Appreciation Strategy—Portfolio of Investments

AB BALANCED WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2016

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.2%
Funds and Investment Trusts – 100.2%*
AB Multi-Manager Alternative Strategies Fund – Class Z	8,394,604	$83,190,521
AB Bond Fund, Inc. – AB High Yield Portfolio	7,177,895	67,687,547
AB Pooling Portfolio – AB Bond Inflation Protection Portfolio	7,846,365	77,835,938
AB Pooling Portfolio – AB Global Core Bond Portfolio	18,666,070	192,073,865
AB Pooling Portfolio – AB International Growth Portfolio	8,983,765	78,068,914
AB Pooling Portfolio – AB International Value Portfolio	11,245,888	78,383,838
AB Pooling Portfolio – AB Multi-Asset Real Return Portfolio	7,367,745	45,901,054
AB Pooling Portfolio – AB Small-Mid Cap Growth Portfolio	2,482,909	23,413,832
AB Pooling Portfolio – AB Small-Mid Cap Value Portfolio	2,181,740	23,475,525
AB Pooling Portfolio – AB U.S. Large Cap Growth Portfolio	9,567,405	98,257,248
AB Pooling Portfolio – AB U.S. Value Portfolio	7,457,204	98,807,953
AB Pooling Portfolio – AB Volatility Management Portfolio	15,569,080	171,104,190

Total Investments – 100.2% (cost $973,836,459)		1,038,200,425
Other assets less liabilities – (0.2)%		(1,657,875)

Net Assets – 100.0%		$1,036,542,550

*	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

40	• AB WEALTH STRATEGIES

AB Balanced Wealth Strategy—Portfolio of Investments

AB CONSERVATIVE WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2016

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.2%
Funds and Investment Trusts – 100.2%*
AB Multi-Manager Alternative Strategies Fund – Class Z	1,723,448	$17,079,369
AB Pooling Portfolio – AB Bond Inflation Protection Portfolio	2,731,435	27,095,839
AB Pooling Portfolio – AB Global Core Bond Portfolio	6,633,246	68,256,099
AB Pooling Portfolio – AB International Growth Portfolio	1,306,334	11,352,040
AB Pooling Portfolio – AB International Value Portfolio	1,634,424	11,391,933
AB Pooling Portfolio – AB Multi-Asset Real Return Portfolio	669,388	4,170,285
AB Pooling Portfolio – AB Short Duration Bond Portfolio	8,336,379	78,278,596
AB Pooling Portfolio – AB Small-Mid Cap Growth Portfolio	226,617	2,137,001
AB Pooling Portfolio – AB Small-Mid Cap Value Portfolio	200,423	2,156,554
AB Pooling Portfolio – AB U.S. Large Cap Growth Portfolio	1,442,872	14,818,298
AB Pooling Portfolio – AB U.S. Value Portfolio	1,129,301	14,963,245
AB Pooling Portfolio – AB Volatility Management Portfolio	2,957,142	32,498,993

Total Investments – 100.2% (cost $263,127,357)		284,198,252
Other assets less liabilities – (0.2)%		(443,097)

Net Assets – 100.0%		$283,755,155

*	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

AB WEALTH STRATEGIES •	41

AB Conservative Wealth Strategy—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2016

AB Wealth Appreciation Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $1,280,867,537)	$1,348,256,079
Receivable for investments sold	739,788
Receivable for shares of beneficial interest sold	722,144

Total assets	1,349,718,011

Liabilities
Payable for shares of beneficial interest redeemed	1,446,560
Advisory fee payable	663,964
Distribution fee payable	174,766
Transfer Agent fee payable	43,192
Administrative fee payable	13,521
Accrued expenses	145,647

Total liabilities	2,487,650

Net Assets	$1,347,230,361

Composition of Net Assets
Shares of beneficial interest, at par	$896
Additional paid-in capital	1,330,901,619
Undistributed net investment income	18,200,443
Accumulated net realized loss on investment transactions	(69,261,139)
Net unrealized appreciation on investments	67,388,542

$1,347,230,361

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$354,972,696	23,568,938	$15.06	*

B	$12,268,129	813,832	$15.07

C	$97,090,871	6,496,483	$14.95

Advisor	$861,449,777	57,270,286	$15.04

R	$3,360,010	224,868	$14.94

K	$16,345,759	1,091,907	$14.97

I	$1,743,119	116,089	$15.02

*	The maximum offering price per share for Class A shares was $15.73 which reflects a sales charge of 4.25%.

See notes to financial statements.

42	• AB WEALTH STRATEGIES

Statement of Assets & Liabilities

AB Balanced Wealth Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $973,836,459)	$1,038,200,425
Receivable for investments sold	735,881
Affiliated dividends receivable	228,069
Receivable for shares of beneficial interest sold	110,408

Total assets	1,039,274,783

Liabilities
Payable for shares of beneficial interest redeemed	1,505,143
Advisory fee payable	402,640
Distribution fee payable	341,769
Payable for investments purchased	287,163
Transfer Agent fee payable	38,329
Accrued expenses	157,189

Total liabilities	2,732,233

Net Assets	$1,036,542,550

Composition of Net Assets
Shares of beneficial interest, at par	$750
Additional paid-in capital	1,093,413,176
Undistributed net investment income	15,792,967
Accumulated net realized loss on investment transactions	(137,028,309)
Net unrealized appreciation on investments	64,363,966

$1,036,542,550

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$684,916,769	49,470,043	$13.85	*

B	$19,161,930	1,392,615	$13.76

C	$198,791,656	14,529,671	$13.68

Advisor	$88,863,563	6,377,018	$13.93

R	$6,380,559	463,433	$13.77

K	$27,129,556	1,966,234	$13.80

I	$11,298,517	813,327	$13.89

*	The maximum offering price per share for Class A shares was $14.46 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB WEALTH STRATEGIES •	43

Statement of Assets & Liabilities

AB Conservative Wealth Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $263,127,357)	$284,198,252
Receivable for shares of beneficial interest sold	65,018
Receivable for investments sold	21,486

Total assets	284,284,756

Liabilities
Payable for shares of beneficial interest redeemed	214,521
Advisory fee payable	124,306
Distribution fee payable	109,522
Audit and tax fee payable	33,020
Transfer Agent fee payable	9,473
Accrued expenses	38,759

Total liabilities	529,601

Net Assets	$283,755,155

Composition of Net Assets
Shares of beneficial interest, at par	$230
Additional paid-in capital	278,710,700
Undistributed net investment income	5,984,659
Accumulated net realized loss on investment transactions	(22,011,329)
Net unrealized appreciation on investments	21,070,895

$283,755,155

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$180,379,799	14,564,404	$12.38	*

B	$5,150,178	421,066	$12.23

C	$73,685,682	6,052,816	$12.17

Advisor	$12,277,177	985,737	$12.45

R	$4,532,484	366,812	$12.36

K	$7,276,498	589,187	$12.35

I	$453,337	36,492	$12.42

*	The maximum offering price per share for Class A shares was $12.93 which reflects a sales charge of 4.25%.

See notes to financial statements.

44	• AB WEALTH STRATEGIES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2016

	AB Wealth Appreciation Strategy	AB Balanced Wealth Strategy		AB Conservative Wealth Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios	$35,725,041	$40,163,423		$9,482,905

Expenses
Advisory fee (see Note B)	8,743,491	5,859,544		1,650,227
Distribution fee – Class A	890,055	1,722,399		458,842
Distribution fee – Class B	183,122	334,361		115,408
Distribution fee – Class C	1,013,795	2,070,133		787,153
Distribution fee – Class R	17,706	38,150		23,308
Distribution fee – Class K	38,581	69,970		20,358
Transfer agency – Class A	241,254	691,761		176,062
Transfer agency – Class B	14,256	35,935		11,637
Transfer agency – Class C	72,724	213,433		76,972
Transfer agency – Advisor Class	574,668	89,562		12,472
Transfer agency – Class R	9,208	19,838		11,485
Transfer agency – Class K	28,900	52,620		14,963
Transfer agency – Class I	1,972	13,381		544
Printing	124,614	122,463		31,067
Registration fees	108,107	104,192		96,959
Custodian	66,747	66,508		66,508
Administrative	60,850	– 0	–	– 0	–
Legal	44,034	43,262		43,180
Audit and tax	38,941	38,926		38,889
Trustees’ fees	23,117	23,116		23,116
Miscellaneous	36,751	28,727		12,726

Total expenses	12,332,893	11,638,281		3,671,876
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,546,747)	(867,099)		(174,449)

Net expenses	10,786,146	10,771,182		3,497,427

Net investment income	24,938,895	29,392,241		5,985,478

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares	(11,389,407)	(1,576,730)		(282,408)
Net realized gain distributions received from Underlying Portfolios	75,517,267	36,391,249		5,423,193
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(28,727,701)	(15,132,540)		(737,142)

Net gain on transactions	35,400,159	19,681,979		4,403,643

Net Increase in Net Assets from Operations	$60,339,054	$49,074,220		$10,389,121

See notes to financial statements.

AB WEALTH STRATEGIES •	45

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	AB Wealth Appreciation Strategy
	Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$24,938,895	$33,826,827
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	(11,389,407)	6,050,579
Net realized gain distributions from affiliated Underlying Portfolios	75,517,267	100,448,793
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(28,727,701)	(211,090,253)

Net increase (decrease) in net assets from operations	60,339,054	(70,764,054)
Dividends to Shareholders from
Net investment income
Class A	(5,720,211)	(8,925,808)
Class B	(59,865)	(620,967)
Class C	(777,204)	(1,928,927)
Advisor Class	(15,798,469)	(22,985,759)
Class R	(39,826)	(102,368)
Class K	(218,945)	(323,868)
Class I	(29,121)	(112,616)
Transactions in Shares of Beneficial Interest
Net decrease	(74,599,753)	(69,738,524)

Total decrease	(36,904,340)	(175,502,891)
Net Assets
Beginning of period	1,384,134,701	1,559,637,592

End of period (including undistributed net investment income of $18,200,443 and $15,905,189, respectively)	$1,347,230,361	$1,384,134,701

See notes to financial statements.

46	• AB WEALTH STRATEGIES

Statement of Changes in Net Assets

	AB Balanced Wealth Strategy
	Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$29,392,241	$36,644,617
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	(1,576,730)	11,821,705
Net realized gain distributions from affiliated Underlying Portfolios	36,391,249	53,787,961
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(15,132,540)	(145,426,128)

Net increase (decrease) in net assets from operations	49,074,220	(43,171,845)
Dividends to Shareholders from
Net investment income
Class A	(16,168,585)	(17,334,528)
Class B	(398,255)	(1,542,609)
Class C	(3,265,158)	(4,302,459)
Advisor Class	(2,323,740)	(2,645,297)
Class R	(147,616)	(229,982)
Class K	(646,694)	(602,439)
Class I	(291,278)	(345,251)
Transactions in Shares of Beneficial Interest
Net decrease	(123,619,831)	(128,179,111)

Total decrease	(97,786,937)	(198,353,521)
Net Assets
Beginning of period	1,134,329,487	1,332,683,008

End of period (including undistributed net investment income of $15,792,967 and $9,642,052, respectively)	$1,036,542,550	$1,134,329,487

See notes to financial statements.

AB WEALTH STRATEGIES •	47

Statement of Changes in Net Assets

	AB Conservative Wealth Strategy
	Year Ended August 31, 2016	Year Ended August 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,985,478	$7,229,380
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	(282,408)	2,571,538
Net realized gain distributions from affiliated Underlying Portfolios	5,423,193	8,594,360
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(737,142)	(24,470,061)

Net increase (decrease) in net assets from operations	10,389,121	(6,074,783)
Dividends to Shareholders from
Net investment income
Class A	(3,973,134)	(851,439)
Class B	(168,366)	– 0	–
Class C	(1,305,359)	– 0	–
Advisor Class	(332,915)	(101,878)
Class R	(93,967)	(11,762)
Class K	(171,049)	(31,582)
Class I	(10,497)	(4,138)
Transactions in Shares of Beneficial Interest
Net decrease	(40,701,911)	(47,466,391)

Total decrease	(36,368,077)	(54,541,973)
Net Assets
Beginning of period	320,123,232	374,665,205

End of period (including undistributed net investment income of $5,984,659 and $6,054,767, respectively)	$283,755,155	$320,123,232

See notes to financial statements.

48	• AB WEALTH STRATEGIES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2016

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: AB Growth Fund, AB Wealth Appreciation Strategy, AB Balanced Wealth Strategy, AB Conservative Wealth Strategy, AB Tax-Managed Wealth Appreciation Strategy, AB Tax-Managed Balanced Wealth Strategy and AB Tax-Managed Conservative Wealth Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Wealth Appreciation Strategy, AB Balanced Wealth Strategy and AB Conservative Wealth Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Strategies invest primarily in a combination of AB Mutual Funds (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and

AB WEALTH STRATEGIES •	49

Notes to Financial Statements

liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Net asset value per share of the Strategies, which may be based on the NAVs of the Underlying Portfolios, is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m., Eastern Time. Investments in the Underlying Portfolios are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

50	• AB WEALTH STRATEGIES

Notes to Financial Statements

The following table summarizes the valuation of the Strategies’ investments by the above fair value hierarchy levels as of August 31, 2016:

Investments in Underlying Portfolios(a):	Level 1	Level 2			Level 3			Total
Wealth Appreciation Strategy
Investment Companies	$1,348,256,079	$	– 0	–	$	– 0	–	$1,348,256,079

Balanced Wealth Strategy
Investment Companies	$1,038,200,425	$	– 0	–	$	– 0	–	$1,038,200,425

Conservative Wealth Strategy
Investment Companies	$284,198,252	$	– 0	–	$	– 0	–	$284,198,252

(a)	There were no transfers between any levels during the reporting period.

The Strategies recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established a Valuation Committee (the “Committee”) to oversee the pricing and valuation of all securities held in the Strategies. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

AB WEALTH STRATEGIES •	51

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

4. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

5. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each series represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses included in the accompanying statements of operations do not include any expenses of the Underlying Portfolios. Expenses of the Trust are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

52	• AB WEALTH STRATEGIES

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
AB Wealth Appreciation	.65%	.55%	.50%
AB Balanced Wealth	.55%	.45%	.40%
AB Conservative Wealth	.55%	.45%	.40%

Such fees are accrued daily and paid monthly.

In connection with the Strategies’ investments in AB Cap Fund—Multi-Manager Alternative Strategies Fund (“MMAS”), the Adviser has contractually agreed to (i) waive the portion of its management fee attributable to its services after paying sub-advisory fees to sub-advisers and (ii) waive an additional portion of the Strategies investment advisory fee payable under the Advisory Agreement in an amount equal to, or reimburse the Strategies for, the total other expenses of MMAS (excluding interest and short sales expenses), in each case as paid by a Strategies as an acquired fund fee and expense. This fee waiver will remain in effect until December 31, 2016. In connection with AB Balanced Wealth Strategy’s investments in AB High Yield Portfolio (“High Yield Portfolio”), the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Strategy in an amount equal to the Strategy’s share of the advisory fees of the High Yield Portfolio, as paid by the Strategy as an acquired fund fee and expense. This fee waiver and/or expense reimbursement will remain in effect until December 31, 2017. For the year ended August 31, 2016, the advisory fees paid were reduced by $1,546,747, $867,099 and $174,449 for the AB Wealth Appreciation Strategy, AB Balanced Wealth Strategy and AB Conservative Wealth Strategy, respectively.

A summary of the Strategies’ affiliated Underlying Portfolio transactions for the year ended August 31, 2016 is as follows:

AB Bond Fund, Inc.—AB High Yield Portfolio
									Distributions
Strategy	Market Value 8/31/15 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 8/31/16 (000)	Income (000)	Realized Gains (000)
AB Balanced Wealth	$	– 0	–	$68,570	$1,392	$10	$500	$67,688	$277	$	– 0	–

AB WEALTH STRATEGIES •	53

Notes to Financial Statements

AB Multi-Manager Alternative Strategies Fund
							Distributions
Strategy	Market Value 8/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 8/31/16 (000)	Income (000)	Realized Gains (000)
AB Wealth Appreciation	$172,392	$4,848	$16,312	$(435)	$(2,034)	$158,459	$1,207	$	– 0	–
AB Balanced Wealth	93,338	645	9,506	(160)	(1,126)	83,191	645		– 0	–
AB Conservative Wealth	19,522	137	2,317	(30)	(233)	17,079	136		– 0	–

AB Pooling Portfolio—AB Bond Inflation Portfolio
							Distributions
Strategy	Market Value 8/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 8/31/16 (000)	Income (000)	Realized Gains (000)
AB Balanced Wealth	$88,940	$2,088	$15,309	$(1,999)	$4,116	$77,836	$2,088	$	– 0	–
AB Conservative Wealth	31,490	747	5,909	(69)	837	27,096	747		– 0	–

AB Pooling Portfolio—AB Global Core Bond Portfolio
							Distributions
Strategy	Market Value 8/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 8/31/16 (000)	Income (000)	Realized Gains (000)
AB Balanced Wealth	$214,138	$11,332	$37,847	$73	$4,378	$192,074	$11,201	$	– 0	–
AB Conservative Wealth	78,352	4,249	15,991	67	1,579	68,256	4,111		– 0	–

AB Pooling Portfolio—AB High Yield Portfolio
									Distributions
Strategy	Market Value 8/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 8/31/16 (000)			Income (000)	Realized Gains (000)
AB Balanced Wealth	$77,170	$6,981	$80,190	$4,896	$(8,857)	$	– 0	–	$6,981	$	– 0	–

AB Pooling Portfolio—AB International Growth Portfolio
							Distributions
Strategy	Market Value 8/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 8/31/16 (000)	Income (000)	Realized Gains (000)
AB Wealth Appreciation	$181,043	$4,070	$13,074	$(4,185)	$11,894	$179,748	$3,367	$	– 0	–
AB Balanced Wealth	82,698	3,124	11,292	(1,284)	4,823	78,069	1,507		– 0	–
AB Conservative Wealth	12,126	227	1,493	41	451	11,352	227		– 0	–

54	• AB WEALTH STRATEGIES

Notes to Financial Statements

AB Pooling Portfolio—AB International Value Portfolio
							Distributions
Strategy	Market Value 8/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 8/31/16 (000)	Income (000)	Realized Gains (000)
AB Wealth Appreciation	$178,924	$10,613	$7,130	$(2,656)	$722	$180,473	$10,121	$	– 0	–
AB Balanced Wealth	82,289	4,919	7,829	(2,682)	1,687	78,384	4,616		– 0	–
AB Conservative Wealth	12,116	766	1,336	(126)	(28)	11,392	689		– 0	–

AB Pooling Portfolio—AB U.S. Large Cap Growth Portfolio
							Distributions
Strategy	Market Value 8/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 8/31/16 (000)	Income (000)	Realized Gains (000)
AB Wealth Appreciation	$214,860	$57,627	$30,379	$255	$(36,539)	$205,824	$5,212	$52,379
AB Balanced Wealth	107,402	28,209	19,809	1,038	(18,583)	98,257	2,551	25,596
AB Conservative Wealth	16,449	4,422	3,318	(66)	(2,669)	14,818	396	3,976

AB Pooling Portfolio—AB Multi-Asset Real Return Portfolio
							Distributions
Strategy	Market Value 8/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 8/31/16 (000)	Income (000)	Realized Gains (000)
AB Wealth Appreciation	$88,539	$11,491	$8,846	$(4,041)	$4,304	$91,447	$2,858	$	– 0	–
AB Balanced Wealth	48,974	3,097	6,058	(2,551)	2,439	45,901	1,530		– 0	–
AB Conservative Wealth	4,582	235	630	(187)	170	4,170	143		– 0	–

AB Pooling Portfolio—AB Short Duration Portfolio
							Distributions
Strategy	Market Value 8/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 8/31/16 (000)	Income (000)	Realized Gains (000)
AB Conservative Wealth	$89,681	$1,670	$12,726	$(604)	$258	$78,279	$1,488	$	– 0	–

AB Pooling Portfolio—AB Small-Mid Cap Growth Portfolio
							Distributions
Strategy	Market Value 8/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 8/31/16 (000)	Income (000)	Realized Gains (000)
AB Wealth Appreciation	$71,384	$10,653	$4,173	$(1,252)	$(8,557)	$68,055	$507	$9,810
AB Balanced Wealth	25,528	3,733	2,370	(588)	(2,889)	23,414	179	3,461
AB Conservative Wealth	2,358	341	234	(65)	(263)	2,137	17	324

AB WEALTH STRATEGIES •	55

Notes to Financial Statements

AB Pooling Portfolio—Small-Mid Cap Value Portfolio
							Distributions
Strategy	Market Value 8/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 8/31/16 (000)	Income (000)	Realized Gains (000)
AB Wealth Appreciation	$71,661	$10,015	$10,518	$(1,721)	$(1,203)	$68,234	$1,255	$8,760
AB Balanced Wealth	25,955	3,515	5,006	(409)	(579)	23,476	445	3,070
AB Conservative Wealth	2,367	330	445	(38)	(57)	2,157	41	289

AB Pooling Portfolio—AB U.S. Value Portfolio
							Distributions
Strategy	Market Value 8/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 8/31/16 (000)	Income (000)	Realized Gains (000)
AB Wealth Appreciation	$212,181	$5,214	$20,313	$3,618	$5,965	$206,665	$5,214	$	– 0	–
AB Balanced Wealth	106,061	2,558	14,665	3,138	1,716	98,808	2,558		– 0	–
AB Conservative Wealth	16,335	418	2,549	973	(214)	14,963	395		– 0	–

AB Pooling Portfolio—AB Volatility Management Portfolio
							Distributions
Strategy	Market Value 8/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 8/31/16 (000)	Income (000)	Realized Gains (000)
AB Wealth Appreciation	$193,378	$10,553	$10,330	$(972)	$(3,280)	$189,349	$5,984	$4,568
AB Balanced Wealth	183,212	9,880	18,170	(1,060)	(2,758)	171,104	5,585	4,264
AB Conservative Wealth	35,280	2,744	4,779	(178)	(568)	32,499	1,093	834

Effective January 1, 2015, AB Wealth Appreciation Strategy may reimburse the Adviser for certain legal and accounting services provided to Strategy by the Adviser. For the year ended August 31, 2016, the reimbursement for such services amounted to $60,850.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $447,513, $398,327 and $103,381 for the AB Wealth Appreciation Strategy, AB Balanced Wealth Strategy and AB Conservative Wealth Strategy, respectively, for the year ended August 31, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’

56	• AB WEALTH STRATEGIES

Notes to Financial Statements

shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2016 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A	Class B	Class C
AB Wealth Appreciation	$14,864	$3,110	$5,395	$3,500
AB Balanced Wealth	24,451	6,659	8,624	6,051
AB Conservative Wealth	5,839	1,561	1,527	3,253

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each Strategies’ average daily net assets attributable to Class A shares, 1% of the Strategies’ average daily net assets attributable to both Class B and Class C shares, .50% of the Strategies’ average daily net assets attributable to Class R shares and .25% of the Strategies’ average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Effective August 1, 2014, payments under the Plan in respect of Class A shares are limited to an annual rate of .25% of each Strategy’s Class A shares’ average daily net assets. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Strategy’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

AB WEALTH STRATEGIES •	57

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the year ended August 31, 2016 were as follows:

Strategy	Purchases	Sales
AB Wealth Appreciation	$125,085,116	$121,075,084
AB Balanced Wealth	148,649,724	229,446,277
AB Conservative Wealth	16,284,505	51,725,450

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Strategy	Cost	Gross Unrealized		Net Unrealized Appreciation
		Appreciation	(Depreciation)
AB Wealth Appreciation	$1,389,829,492	$105,020,682	$(146,594,095)	$(41,573,413)
AB Balanced Wealth	1,016,433,733	76,200,086	(54,433,394)	21,766,692
AB Conservative Wealth	269,531,142	21,639,612	(6,972,502)	14,667,110

1. Currency Translation

A Strategy may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. A Strategy or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. A Strategy or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

58	• AB WEALTH STRATEGIES

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	AB Wealth Appreciation Strategy
	Shares		Amount
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015

Class A
Shares sold	1,100,157	1,341,253	$15,751,019	$20,512,484

Shares issued in reinvestment of dividends	380,388	584,309	5,435,751	8,507,539

Shares converted from Class B	924,110	1,449,755	13,356,607	22,459,502

Shares redeemed	(3,975,514)	(4,725,105)	(57,226,060)	(72,599,508)

Net decrease	(1,570,859)	(1,349,788)	$(22,682,683)	$(21,119,983)

Class B
Shares sold	39,160	45,046	$564,371	$689,793

Shares issued in reinvestment of dividends	4,036	40,767	57,993	593,976

Shares converted to Class A	(924,014)	(1,455,373)	(13,356,607)	(22,459,502)

Shares redeemed	(155,175)	(459,997)	(2,233,800)	(7,027,738)

Net decrease	(1,035,993)	(1,829,557)	$(14,968,043)	$(28,203,471)

Class C
Shares sold	178,907	345,327	$2,540,977	$5,246,916

Shares issued in reinvestment of dividends	49,521	120,844	705,671	1,753,455

Shares redeemed	(1,232,501)	(1,588,929)	(17,674,728)	(24,289,933)

Net decrease	(1,004,073)	(1,122,758)	$(14,428,080)	$(17,289,562)

Advisor Class
Shares sold	7,664,462	8,425,597	$109,861,263	$129,143,853

Shares issued in reinvestment of dividends	1,042,901	1,505,441	14,850,914	21,858,999

Shares redeemed	(10,166,294)	(9,735,795)	(146,332,874)	(149,611,476)

Net increase (decrease)	(1,458,931)	195,243	$(21,620,697)	$1,391,376

Class R
Shares sold	67,409	63,558	$947,455	$975,134

Shares issued in reinvestment of dividends	2,800	7,070	39,826	102,367

Shares redeemed	(135,674)	(142,831)	(1,924,229)	(2,175,560)

Net decrease	(65,465)	(72,203)	$(936,948)	$(1,098,059)

AB WEALTH STRATEGIES •	59

Notes to Financial Statements

	AB Wealth Appreciation Strategy
	Shares		Amount
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015

Class K
Shares sold	155,286	229,856	$2,191,878	$3,467,711

Shares issued in reinvestment of dividends	15,408	22,351	218,944	323,867

Shares redeemed	(161,723)	(310,254)	(2,288,994)	(4,676,238)

Net increase (decrease)	8,971	(58,047)	$121,828	$(884,660)

Class I
Shares sold	9,732	13,745	$138,882	$211,126

Shares issued in reinvestment of dividends	2,048	7,767	29,120	112,616

Shares redeemed	(17,758)	(190,575)	(253,132)	(2,857,907)

Net decrease	(5,978)	(169,063)	$(85,130)	$(2,534,165)

	AB Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015

Class A
Shares sold	2,094,209	2,688,884	$27,637,969	$37,724,352

Shares issued in reinvestment of dividends	1,153,448	1,204,936	15,040,965	16,182,296

Shares converted from Class B	2,205,978	3,735,097	29,367,679	52,608,142

Shares redeemed	(8,871,876)	(9,404,272)	(118,071,314)	(131,891,786)

Net decrease	(3,418,241)	(1,775,355)	$(46,024,701)	$(25,376,996)

Class B
Shares sold	63,393	78,353	$840,605	$1,085,633

Shares issued in reinvestment of dividends	29,205	110,185	380,540	1,468,771

Shares converted to Class A	(2,221,209)	(3,775,262)	(29,367,679)	(52,608,142)

Shares redeemed	(389,129)	(894,792)	(5,145,734)	(12,421,557)

Net decrease	(2,517,740)	(4,481,516)	$(33,292,268)	$(62,475,295)

60	• AB WEALTH STRATEGIES

Notes to Financial Statements

	AB Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015

Class C
Shares sold	479,994	584,829	$6,344,404	$8,117,691

Shares issued in reinvestment of dividends	220,831	285,609	2,859,754	3,807,168

Shares redeemed	(2,732,906)	(3,159,867)	(35,974,706)	(43,877,253)

Net decrease	(2,032,081)	(2,289,429)	$(26,770,548)	$(31,952,394)

Advisor Class
Shares sold	1,278,039	1,357,573	$17,095,586	$19,153,006

Shares issued in reinvestment of dividends	139,057	139,418	1,821,651	1,880,744

Shares redeemed	(2,031,249)	(2,118,001)	(27,046,799)	(29,784,828)

Net decrease	(614,153)	(621,010)	$(8,129,562)	$(8,751,078)

Class R
Shares sold	132,747	219,678	$1,774,222	$3,031,153

Shares issued in reinvestment of dividends	11,346	16,925	147,616	226,287

Shares redeemed	(484,258)	(260,477)	(6,462,417)	(3,619,365)

Net decrease	(340,165)	(23,874)	$(4,540,579)	$(361,925)

Class K
Shares sold	139,791	609,388	$1,840,403	$8,409,837

Shares issued in reinvestment of dividends	49,746	44,992	646,692	602,438

Shares redeemed	(487,328)	(481,063)	(6,459,083)	(6,736,432)

Net increase (decrease)	(297,791)	173,317	$(3,971,988)	$2,275,843

Class I
Shares sold	35,141	45,810	$469,015	$646,442

Shares issued in reinvestment of dividends	22,221	25,588	290,212	344,159

Shares redeemed	(124,027)	(181,164)	(1,649,412)	(2,527,867)

Net decrease	(66,665)	(109,766)	$(890,185)	$(1,537,266)

AB WEALTH STRATEGIES •	61

Notes to Financial Statements

AB Conservative Wealth Strategy
Shares	Amount
Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015

Class A
Shares sold	800,742	922,459	$9,670,461	$11,419,751

Shares issued in reinvestment of dividends	303,529	63,987	3,605,924	776,805

Shares converted from Class B	1,025,053	1,102,272	12,389,804	13,739,402

Shares redeemed	(3,146,384)	(3,334,740)	(37,961,912)	(41,377,385)

Net decrease	(1,017,060)	(1,246,022)	$(12,295,723)	$(15,441,427)

Class B
Shares sold	15,044	22,955	$180,070	$282,348

Shares issued in reinvestment of dividends	13,385	– 0	–	157,810	– 0	–

Shares converted to Class A	(1,036,783)	(1,115,839)	(12,389,804)	(13,739,402)

Shares redeemed	(129,703)	(373,678)	(1,543,792)	(4,578,846)

Net decrease	(1,138,057)	(1,466,562)	$(13,595,716)	$(18,035,900)

Class C
Shares sold	272,099	380,754	$3,230,999	$4,675,458

Shares issued in reinvestment of dividends	97,595	– 0	–	1,145,769	– 0	–

Shares redeemed	(1,282,993)	(1,155,352)	(15,308,770)	(14,144,825)

Net decrease	(913,299)	(774,598)	$(10,932,002)	$(9,469,367)

Advisor Class
Shares sold	286,129	208,158	$3,470,076	$2,599,961

Shares issued in reinvestment of dividends	22,760	6,926	271,299	84,352

Shares redeemed	(451,073)	(432,798)	(5,394,647)	(5,415,936)

Net decrease	(142,184)	(217,714)	$(1,653,272)	$(2,731,623)

Class R
Shares sold	69,706	93,670	$839,679	$1,159,921

Shares issued in reinvestment of dividends	7,910	968	93,967	11,762

Shares redeemed	(174,265)	(213,739)	(2,085,888)	(2,647,963)

Net decrease	(96,649)	(119,101)	$(1,152,242)	$(1,476,280)

62	• AB WEALTH STRATEGIES

Notes to Financial Statements

	AB Conservative Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015

Class K
Shares sold	64,906	75,661	$778,717	$934,068

Shares issued in reinvestment of dividends	14,434	2,605	171,048	31,582

Shares redeemed	(165,485)	(97,076)	(2,013,943)	(1,205,294)

Net decrease	(86,145)	(18,810)	$(1,064,178)	$(239,644)

Class I
Shares sold	3,187	16,446	$38,668	$203,890

Shares issued in reinvestment of dividends	883	341	10,497	4,138

Shares redeemed	(4,788)	(22,743)	(57,943)	(280,178)

Net decrease	(718)	(5,956)	$(8,778)	$(72,150)

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategies’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategies’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Strategies’ investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies by the Underlying Portfolios may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

AB WEALTH STRATEGIES •	63

Notes to Financial Statements

Allocation Risk—The allocation of investments among the Underlying Portfolios’ different investment styles, such as equity or debt, growth or value, U.S. or non-U.S securities, or diversification strategies, may have a more significant effect on the Strategy’s net asset value, or NAV, when one of these investments is performing more poorly than another.

Derivatives Risk—The Strategies may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2016.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2016 and August 31, 2015 were as follows:

AB Wealth Appreciation Strategy	2016	2015
Distributions paid from:
Ordinary income	$22,643,641	$35,000,313

Total taxable distributions	22,643,641	35,000,313

Total distributions paid	$22,643,641	$35,000,313

64	• AB WEALTH STRATEGIES

Notes to Financial Statements

AB Balanced Wealth Strategy	2016	2015
Distributions paid from:
Ordinary income	$23,241,326	$27,002,565

Total taxable distributions	23,241,326	27,002,565

Total distributions paid	$23,241,326	$27,002,565

AB Conservative Wealth Strategy	2016	2015
Distributions paid from:
Ordinary income	$6,055,287	$1,000,799

Total taxable distributions	6,055,287	1,000,799

Total distributions paid	$6,055,287	$1,000,799

As of August 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Strategy	Undistributed Ordinary Income	Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)
AB Wealth Appreciation	$18,200,443	$39,700,816	$(41,573,413)	$16,327,846
AB Balanced Wealth	15,792,967	(94,431,035)	21,766,692	(56,871,376)
AB Conservative Wealth	5,980,940	(15,603,824)	14,667,110	5,044,226

(a)

During the fiscal year ended August 31, 2016 all three Strategies utilized capital loss carryforwards to offset current year net realized gains. AB Wealth Appreciation Strategy utilized $26,057,110 of capital loss carryforwards during the fiscal year. AB Balanced Wealth Strategy utilized $27,402,672 of capital loss carryforwards during the year, and had a net capital loss carryforward of $94,431,035 at fiscal year end. AB Conservative Wealth Strategy utilized $5,074,683 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $15,603,824 at fiscal year end.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and return of capital distributions received from underlying securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

AB WEALTH STRATEGIES •	65

Notes to Financial Statements

As of August 31, 2016, the Strategies had net capital loss carryforwards which will expire as follows:

Strategy	Short-Term Amount	Long-Term Amount	Expiration
AB Balanced Wealth	$14,373,596	n/a	2018
AB Balanced Wealth	80,057,439	n/a	2019
AB Conservative Wealth	1,963,389	n/a	2018
AB Conservative Wealth	13,640,435	n/a	2019

During the current fiscal year, certain Strategies had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Strategy—primarily due to return of capital distributions received from underlying securities—is reflected as an adjustment to the components of capital as of August 31, 2016 as shown below:

Strategy	Increase (Decrease) to Additional Paid-In Capital			Increase (Decrease) to Undistributed Net Investment Income (Loss)			Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investments
AB Wealth Appreciation	$	– 0	–	$	– 0	–	$	– 0	–
AB Balanced Wealth		– 0	–		– 0	–		– 0	–
AB Conservative Wealth		– 0	–		(299)			299

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

At a meeting held on September 21, 2016, the Board of Trustees of the Trust approved the following actions for the Strategies:

66	• AB WEALTH STRATEGIES

Notes to Financial Statements

Agreement and Plan of Acquisition and Liquidation

The Trust’s Board of Trustees approved, and recommended to shareholders for their approval, a proposal for the assets and liabilities of the AB Conservative Wealth Strategy (the “Strategy”) to be acquired by AB All Market Income Portfolio, a series of AB Bond Fund, Inc. (the “Acquiring Portfolio”, and together with the Strategy, the “Portfolios”). The Portfolios pursue similar investment objectives and strategies.

If the Strategy’s shareholders approve the acquisition, all of the Strategy’s assets and liabilities will be transferred to the Acquiring Portfolio, and shareholders of the Strategy will receive shares of the same class of the Acquiring Portfolio, except that Class B shareholders of the Strategy will receive Class A shares of the Acquiring Portfolio, in exchange for their shares of the Strategy.

The Strategy is distributing to shareholders of record information about the proposed acquisition of the Strategy by the Acquiring Portfolio and request their consent for the proposal. If approved by shareholders, the acquisition is expected to be completed in February 2017.

Changes to Principal Investment Strategies

The Trust’s Board of Trustees approved changes to the principal strategies of each Strategy, which are anticipated to take effect on or about January 26, 2017. For AB Conservative Wealth Strategy, such principal strategy changes will remain in effect until the acquisition (or indefinitely if the acquisition does not occur).

Each Strategy will no longer seek to achieve its objective by investing solely in the Underlying Portfolios. Instead, each Strategy will seek to achieve its objective by investing primarily directly in securities and other investments, while continuing to invest a portion of its assets in certain Underlying Portfolios, in accordance with its targeted percentages in certain asset classes and investment styles.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Strategies’ financial statements through this date.

AB WEALTH STRATEGIES •	67

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Wealth Appreciation Strategy
	Class A
	Year Ended August 31,
	2016		2015		2014		2013	2012

Net asset value, beginning of period	$ 14.64		$ 15.76		$ 13.36		$ 11.63	$ 11.26

Income From Investment Operations
Net investment income(a)	.26	(b)	.34	(b)	.37	(b)	.06	.10
Net realized and unrealized gain (loss) on investment transactions	.39		(1.11)		2.30		1.77	.46

Net increase (decrease) in net asset value from operations	.65		(.77)		2.67		1.83	.56

Less: Dividends
Dividends from net investment income	(.23)		(.35)		(.27)		(.10)	(.19)

Net asset value, end of period	$ 15.06		$ 14.64		$ 15.76		$ 13.36	$ 11.63

Total Return
Total investment return based on net asset value(c)	4.53%		(4.89)%		20.21%		15.86%	5.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$354,972		$367,939		$417,381		$382,178	$406,461
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.89%		.88%		1.05%		1.07%	1.09%
Expenses, before waivers/reimbursements(d)	1.01%		1.00%		1.06%		1.07%	1.09%
Net investment income	1.78	%(b)	2.18	%(b)	2.52	%(b)	.48%	.88%
Portfolio turnover rate	9%		9%		20%		4%	29%

See footnote summary on page 89.

68	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Wealth Appreciation Strategy
Class B
Year Ended August 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 14.57	$ 15.64	$ 13.20	$ 11.47	$ 11.08

Income From Investment Operations
Net investment income (loss)(a)	.20	(b)	.28	(b)	.31	(b)	(.02)	.02
Net realized and unrealized gain (loss) on investment transactions	.34	(1.15)	2.23	1.75	.45

Net increase (decrease) in net asset value from operations	.54	(.87)	2.54	1.73	.47

Less: Dividends
Dividends from net investment income	(.04)	(.20)	(.10)	– 0	–	(.08)

Net asset value, end of period	$ 15.07	$ 14.57	$ 15.64	$ 13.20	$ 11.47

Total Return
Total investment return based on net asset value(c)	3.72%	(5.59)%	19.33%	15.08%	4.29%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,268	$26,943	$57,541	$77,795	$99,167
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.65%	1.64%	1.76%	1.79%	1.82%
Expenses, before waivers/reimbursements(d)	1.76%	1.76%	1.77%	1.79%	1.82%
Net investment income (loss)	1.37	%(b)	1.85	%(b)	2.10	%(b)	(.17)%	.21%
Portfolio turnover rate	9%	9%	20%	4%	29%

See footnote summary on page 89.

AB WEALTH STRATEGIES •	69

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Wealth Appreciation Strategy
	Class C
	Year Ended August 31,
	2016		2015		2014		2013	2012

Net asset value, beginning of period	$ 14.51		$ 15.62		$ 13.21		$ 11.49	$ 11.09

Income From Investment Operations
Net investment income (loss)(a)	.15	(b)	.23	(b)	.27	(b)	(.03)	.02
Net realized and unrealized gain (loss) on investment transactions	.40		(1.11)		2.27		1.76	.46

Net increase (decrease) in net asset value from operations	.55		(.88)		2.54		1.73	.48

Less: Dividends
Dividends from net investment income	(.11)		(.23)		(.13)		(.01)	(.08)

Net asset value, end of period	$ 14.95		$ 14.51		$ 15.62		$ 13.21	$ 11.49

Total Return
Total investment return based on net asset value(c)	3.81%		(5.62)%		19.36%		15.02%	4.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$97,091		$108,828		$134,675		$129,818	$141,224
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.64%		1.63%		1.75%		1.78%	1.80%
Expenses, before waivers/reimbursements(d)	1.76%		1.75%		1.76%		1.78%	1.80%
Net investment income (loss)	1.06	%(b)	1.51	%(b)	1.84	%(b)	(.22)%	.19%
Portfolio turnover rate	9%		9%		20%		4%	29%

See footnote summary on page 89.

70	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Wealth Appreciation Strategy
	Advisor Class
	Year Ended August 31,
	2016		2015		2014		2013	2012

Net asset value, beginning of period	$ 14.62		$ 15.75		$ 13.37		$ 11.64	$ 11.29

Income From Investment Operations
Net investment income(a)	.29	(b)	.37	(b)	.41	(b)	.09	.12
Net realized and unrealized gain (loss) on investment transactions	.40		(1.11)		2.30		1.79	.46

Net increase (decrease) in net asset value from operations	.69		(.74)		2.71		1.88	.58

Less: Dividends
Dividends from net investment income	(.27)		(.39)		(.33)		(.15)	(.23)

Net asset value, end of period	$ 15.04		$ 14.62		$ 15.75		$ 13.37	$ 11.64

Total Return
Total investment return based on net asset value(c)	4.82%		(4.66)%		20.53%		16.27%	5.36%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$861,450		$858,681		$921,935		$800,563	$766,969
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.64%		.63%		.75%		.77%	.79%
Expenses, before waivers/reimbursements(d)	.76%		.75%		.76%		.77%	.79%
Net investment income	2.00	%(b)	2.42	%(b)	2.77	%(b)	.74%	1.07%
Portfolio turnover rate	9%		9%		20%		4%	29%

See footnote summary on page 89.

AB WEALTH STRATEGIES •	71

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Wealth Appreciation Strategy
	Class R
	Year Ended August 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 14.51		$ 15.63		$ 13.22		$ 11.45		$ 11.07

Income From Investment Operations
Net investment income(a)	.21	(b)	.31	(b)	.33	(b)	.03		.08
Net realized and unrealized gain (loss) on investment transactions	.37		(1.14)		2.26		1.74		.44

Net increase (decrease) in net asset value from operations	.58		(.83)		2.59		1.77		.52

Less: Dividends
Dividends from net investment income	(.15)		(.29)		(.18)		– 0	–	(.14)

Net asset value, end of period	$ 14.94		$ 14.51		$ 15.63		$ 13.22		$ 11.45

Total Return
Total investment return based on net asset value(c)	4.06%		(5.33)%		19.75%		15.46%		4.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,360		$4,212		$5,665		$5,953		$8,045
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.33%		1.32%		1.43%		1.41%		1.45%
Expenses, before waivers/reimbursements(d)	1.45%		1.44%		1.44%		1.41%		1.45%
Net investment income	1.46	%(b)	2.02	%(b)	2.27	%(b)	.21%		.69%
Portfolio turnover rate	9%		9%		20%		4%		29%

See footnote summary on page 89.

72	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Wealth Appreciation Strategy
	Class K
	Year Ended August 31,
	2016		2015		2014		2013	2012

Net asset value, beginning of period	$ 14.54		$ 15.66		$ 13.28		$ 11.57	$ 11.18

Income From Investment Operations
Net investment income(a)	.22	(b)	.28	(b)	.37	(b)	.05	.09
Net realized and unrealized gain (loss) on investment transactions	.42		(1.07)		2.27		1.76	.46

Net increase (decrease) in net asset value from operations	.64		(.79)		2.64		1.81	.55

Less: Dividends
Dividends from net investment income	(.21)		(.33)		(.26)		(.10)	(.16)

Net asset value, end of period	$ 14.97		$ 14.54		$ 15.66		$ 13.28	$ 11.57

Total Return
Total investment return based on net asset value(c)	4.48%		(5.07)%		20.12%		15.78%	5.07%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,346		$15,751		$17,865		$16,319	$16,616
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.01%		1.01%		1.12%		1.11%	1.13%
Expenses, before waivers/reimbursements(d)	1.12%		1.13%		1.13%		1.11%	1.13%
Net investment income	1.57	%(b)	1.85	%(b)	2.48	%(b)	.42%	.83%
Portfolio turnover rate	9%		9%		20%		4%	29%

See footnote summary on page 89.

AB WEALTH STRATEGIES •	73

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Wealth Appreciation Strategy
	Class I
	Year Ended August 31,
	2016		2015		2014		2013	2012

Net asset value, beginning of period	$ 14.59		$ 15.72		$ 13.34		$ 11.61	$ 11.25

Income From Investment Operations
Net investment income(a)	.28	(b)	.62	(b)	.41	(b)	.09	.18
Net realized and unrealized gain (loss) on investment transactions	.41		(1.36)		2.29		1.77	.41

Net increase (decrease) in net asset value from operations	.69		(.74)		2.70		1.86	.59

Less: Dividends
Dividends from net investment income	(.26)		(.39)		(.32)		(.13)	(.23)

Net asset value, end of period	$ 15.02		$ 14.59		$ 15.72		$ 13.34	$ 11.61

Total Return
Total investment return based on net asset value(c)	4.82%		(4.72)%		20.53%		16.16%	5.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,743		$1,781		$4,576		$3,886	$3,934
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.69%		.68%		.79%		.79%	.80%
Expenses, before waivers/reimbursements(d)	.81%		.80%		.81%		.79%	.80%
Net investment income	1.93	%(b)	3.99	%(b)	2.78	%(b)	.72%	1.53%
Portfolio turnover rate	9%		9%		20%		4%	29%

See footnote summary on page 89.

74	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Balanced Wealth Strategy
	Class A
	Year Ended August 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 13.49		$ 14.31		$ 12.74		$ 11.85		$ 11.47

Income From Investment Operations
Net investment income(a)	.38	(b)	.43	(b)	.39	(b)	.23		.22
Net realized and unrealized gain (loss) on investment transactions	.29		(.93)		1.56		.89		.44

Net increase (decrease) in net asset value from operations	.67		(.50)		1.95		1.12		.66

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.32)		(.38)		(.23)		(.26)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(e)	(.02)

Total dividends and distributions	(.31)		(.32)		(.38)		(.23)		(.28)

Net asset value, end of period	$ 13.85		$ 13.49		$ 14.31		$ 12.74		$ 11.85

Total Return
Total investment return based on net asset value(c)	5.13%		(3.46)%		15.56%		9.49%		5.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$684,917		$713,524		$782,044		$732,322		$790,583
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.86%		.85%		.98%		.99%		1.00%
Expenses, before waivers/reimbursements(d)	.94%		.93%		.99%		.99%		1.00%
Net investment income	2.89	%(b)	3.07	%(b)	2.87	%(b)	1.87%		1.93%
Portfolio turnover rate	14%		9%		15%		4%		34%

See footnote summary on page 89.

AB WEALTH STRATEGIES •	75

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Balanced Wealth Strategy
	Class B
	Year Ended August 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 13.32		$ 14.13		$ 12.64		$ 11.80		$ 11.40

Income From Investment Operations
Net investment income(a)	.33	(b)	.39	(b)	.33	(b)	.16		.14
Net realized and unrealized gain (loss) on investment transactions	.24		(.98)		1.50		.86		.43

Net increase (decrease) in net asset value from operations	.57		(.59)		1.83		1.02		.57

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.22)		(.34)		(.18)		(.16)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(e)	(.01)

Total dividends and distributions	(.13)		(.22)		(.34)		(.18)		(.17)

Net asset value, end of period	$ 13.76		$ 13.32		$ 14.13		$ 12.64		$ 11.80

Total Return
Total investment return based on net asset value(c)	4.33%		(4.19)%		14.75%		8.66%		5.06%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,162		$52,097		$118,556		$166,923		$230,241
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.62%		1.61%		1.69%		1.70%		1.72%
Expenses, before waivers/reimbursements(d)	1.70%		1.69%		1.70%		1.70%		1.72%
Net investment income	2.50	%(b)	2.79	%(b)	2.41	%(b)	1.26%		1.25%
Portfolio turnover rate	14%		9%		15%		4%		34%
See footnote summary on page 89.

76	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Balanced Wealth Strategy
	Class C
	Year Ended August 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 13.32		$ 14.15		$ 12.66		$ 11.82		$ 11.42

Income From Investment Operations
Net investment income(a)	.29	(b)	.33	(b)	.30	(b)	.15		.14
Net realized and unrealized gain (loss) on investment transactions	.27		(.92)		1.54		.87		.43

Net increase (decrease) in net asset value from operations	.56		(.59)		1.84		1.02		.57

Less: Dividends and Distributions
Dividends from net investment income	(.20)		(.24)		(.35)		(.18)		(.16)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(e)	(.01)

Total dividends and distributions	(.20)		(.24)		(.35)		(.18)		(.17)

Net asset value, end of period	$ 13.68		$ 13.32		$ 14.15		$ 12.66		$ 11.82

Total Return
Total investment return based on net asset value(c)	4.31%		(4.19)%		14.74%		8.67%		5.08%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$198,792		$220,663		$266,720		$262,751		$296,426
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.61%		1.60%		1.69%		1.69%		1.70%
Expenses, before waivers/reimbursements(d)	1.69%		1.68%		1.69%		1.69%		1.70%
Net investment income	2.17	%(b)	2.40	%(b)	2.20	%(b)	1.17%		1.24%
Portfolio turnover rate	14%		9%		15%		4%		34%

See footnote summary on page 89.

AB WEALTH STRATEGIES •	77

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Balanced Wealth Strategy
	Advisor Class
	Year Ended August 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 13.58		$ 14.40		$ 12.79		$ 11.88		$ 11.51

Income From Investment Operations
Net investment income(a)	.42	(b)	.48	(b)	.43	(b)	.27		.24
Net realized and unrealized gain (loss) on investment transactions	.28		(.94)		1.57		.89		.45

Net increase (decrease) in net asset value from operations	.70		(.46)		2.00		1.16		.69

Less: Dividends and Distributions
Dividends from net investment income	(.35)		(.36)		(.39)		(.25)		(.30)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(e)	(.02)

Total dividends and distributions	(.35)		(.36)		(.39)		(.25)		(.32)

Net asset value, end of period	$ 13.93		$ 13.58		$ 14.40		$ 12.79		$ 11.88

Total Return
Total investment return based on net asset value(c)	5.30%		(3.21)%		15.94%		9.81%		6.09%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$88,863		$94,932		$109,579		$95,982		$103,716
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.61%		.60%		.68%		.69%		.70%
Expenses, before waivers/reimbursements(d)	.69%		.68%		.69%		.69%		.70%
Net investment income	3.16	%(b)	3.42	%(b)	3.17	%(b)	2.14%		2.12%
Portfolio turnover rate	14%		9%		15%		4%		34%

See footnote summary on page 89.

78	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Balanced Wealth Strategy
	Class R
	Year Ended August 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 13.39		$ 14.21		$ 12.69		$ 11.82		$ 11.44

Income From Investment Operations
Net investment income(a)	.36	(b)	.38	(b)	.41	(b)	.20		.18
Net realized and unrealized gain (loss) on investment transactions	.25		(.92)		1.47		.87		.42

Net increase (decrease) in net asset value from operations	.61		(.54)		1.88		1.07		.60

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.28)		(.36)		(.20)		(.20)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(e)	(.02)

Total dividends and distributions	(.23)		(.28)		(.36)		(.20)		(.22)

Net asset value, end of period	$ 13.77		$ 13.39		$ 14.21		$ 12.69		$ 11.82

Total Return
Total investment return based on net asset value(c)	4.69%		(3.82)%		15.09%		9.13%		5.35%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,381		$10,762		$11,761		$17,316		$20,020
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.27%		1.26%		1.34%		1.35%		1.35%
Expenses, before waivers/reimbursements(d)	1.35%		1.34%		1.35%		1.35%		1.35%
Net investment income	2.70	%(b)	2.71	%(b)	3.05	%(b)	1.62%		1.56%
Portfolio turnover rate	14%		9%		15%		4%		34%

See footnote summary on page 89.

AB WEALTH STRATEGIES •	79

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Balanced Wealth Strategy
	Class K
	Year Ended August 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 13.44		$ 14.26		$ 12.71		$ 11.83		$ 11.45

Income From Investment Operations
Net investment income(a)	.38	(b)	.38	(b)	.35	(b)	.22		.23
Net realized and unrealized gain (loss) on investment transactions	.28		(.89)		1.58		.88		.43

Net increase (decrease) in net asset value from operations	.66		(.51)		1.93		1.10		.66

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.31)		(.38)		(.22)		(.26)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(e)	(.02)

Total dividends and distributions	(.30)		(.31)		(.38)		(.22)		(.28)

Net asset value, end of period	$ 13.80		$ 13.44		$ 14.26		$ 12.71		$ 11.83

Total Return
Total investment return based on net asset value(c)	5.04%		(3.55)%		15.44%		9.40%		5.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,129		$30,439		$29,819		$25,081		$30,538
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.95%		.95%		1.03%		1.04%		1.02%
Expenses, before waivers/reimbursements(d)	1.03%		1.03%		1.04%		1.04%		1.02%
Net investment income	2.85	%(b)	2.74	%(b)	2.59	%(b)	1.76%		1.95%
Portfolio turnover rate	14%		9%		15%		4%		34%

See footnote summary on page 89.

80	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Balanced Wealth Strategy
	Class I
	Year Ended August 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 13.54		$ 14.35		$ 12.76		$ 11.85		$ 11.48

Income From Investment Operations
Net investment income(a)	.42	(b)	.49	(b)	.43	(b)	.26		.27
Net realized and unrealized gain (loss) on investment transactions	.27		(.95)		1.55		.89		.42

Net increase (decrease) in net asset value from operations	.69		(.46)		1.98		1.15		.69

Less: Dividends and Distributions
Dividends from net investment income	(.34)		(.35)		(.39)		(.24)		(.30)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(e)	(.02)

Total dividends and distributions	(.34)		(.35)		(.39)		(.24)		(.32)

Net asset value, end of period	$ 13.89		$ 13.54		$ 14.35		$ 12.76		$ 11.85

Total Return
Total investment return based on net asset value(c)	5.28%		(3.18)%		15.82%		9.82%		6.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,299		$11,912		$14,204		$12,653		$12,925
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.63%		.62%		.70%		.71%		.70%
Expenses, before waivers/reimbursements(d)	.71%		.70%		.71%		.71%		.70%
Net investment income	3.14	%(b)	3.45	%(b)	3.14	%(b)	2.12%		2.34%
Portfolio turnover rate	14%		9%		15%		4%		34%

See footnote summary on page 89.

AB WEALTH STRATEGIES •	81

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Conservative Wealth Strategy
	Class A
	Year Ended August 31,
	2016		2015		2014		2013	2012

Net asset value, beginning of period	$ 12.18		$ 12.43		$ 11.59		$ 11.34	$ 11.17

Income From Investment Operations
Net investment income(a)	.27	(b)	.28	(b)	.23	(b)	.20	.23
Net realized and unrealized gain (loss) on investment transactions	.19		(.48)		.82		.25	.20

Net increase (decrease) in net asset value from operations	.46		(.20)		1.05		.45	.43

Less: Dividends
Dividends from net investment income	(.26)		(.05)		(.21)		(.20)	(.26)

Net asset value, end of period	$ 12.38		$ 12.18		$ 12.43		$ 11.59	$ 11.34

Total Return
Total investment return based on net asset value(c)	3.86%		(1.59)%		9.20%		3.93%	3.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$180,380		$189,751		$209,189		$219,653	$255,748
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.94%		.92%		1.02%		1.03%	1.02%
Expenses, before waivers/reimbursements(d)	1.00%		.98%		1.03%		1.03%	1.02%
Net investment income	2.20	%(b)	2.28	%(b)	1.88	%(b)	1.70%	2.08%
Portfolio turnover rate	5%		6%		11%		4%	21%

See footnote summary on page 89.

82	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Conservative Wealth Strategy
	Class B
	Year Ended August 31,
	2016		2015		2014		2013	2012

Net asset value, beginning of period	$ 12.00		$ 12.29		$ 11.50		$ 11.29	$ 11.10

Income From Investment Operations
Net investment income(a)	.21	(b)	.22	(b)	.15	(b)	.12	.16
Net realized and unrealized gain (loss) on investment transactions	.16		(.51)		.81		.24	.19

Net increase (decrease) in net asset value from operations	.37		(.29)		.96		.36	.35

Less: Dividends
Dividends from net investment income	(.14)		– 0	–	(.17)		(.15)	(.16)

Net asset value, end of period	$ 12.23		$ 12.00		$ 12.29		$ 11.50	$ 11.29

Total Return
Total investment return based on net asset value(c)	3.11%		(2.36)%		8.46%		3.17%	3.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,150		$18,706		$37,181		$52,372	$76,229
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.69%		1.68%		1.73%		1.74%	1.75%
Expenses, before waivers/reimbursements(d)	1.75%		1.74%		1.74%		1.74%	1.75%
Net investment income	1.77	%(b)	1.80	%(b)	1.28	%(b)	1.06%	1.42%
Portfolio turnover rate	5%		6%		11%		4%	21%

See footnote summary on page 89.

AB WEALTH STRATEGIES •	83

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Conservative Wealth Strategy
	Class C
	Year Ended August 31,
	2016		2015		2014		2013	2012

Net asset value, beginning of period	$ 12.00		$ 12.29		$ 11.50		$ 11.29	$ 11.10

Income From Investment Operations
Net investment income(a)	.17	(b)	.19	(b)	.14	(b)	.11	.15
Net realized and unrealized gain (loss) on investment transactions	.19		(.48)		.82		.25	.21

Net increase (decrease) in net asset value from operations	.36		(.29)		.96		.36	.36

Less: Dividends
Dividends from net investment income	(.19)		– 0	–	(.17)		(.15)	(.17)

Net asset value, end of period	$ 12.17		$ 12.00		$ 12.29		$ 11.50	$ 11.29

Total Return
Total investment return based on net asset value(c)	3.09%		(2.36)%		8.47%		3.18%	3.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$73,686		$83,574		$95,109		$104,830	$124,847
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.69%		1.68%		1.73%		1.73%	1.73%
Expenses, before waivers/reimbursements(d)	1.75%		1.74%		1.73%		1.73%	1.73%
Net investment income	1.45	%(b)	1.54	%(b)	1.20	%(b)	.98%	1.39%
Portfolio turnover rate	5%		6%		11%		4%	21%

See footnote summary on page 89.

84	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Conservative Wealth Strategy
	Advisor Class
	Year Ended August 31,
	2016		2015		2014		2013	2012

Net asset value, beginning of period	$ 12.24		$ 12.48		$ 11.62		$ 11.35	$ 11.19

Income From Investment Operations
Net investment income(a)	.32	(b)	.33	(b)	.24	(b)	.24	.27
Net realized and unrealized gain (loss) on investment transactions	.17		(.49)		.85		.24	.19

Net increase (decrease) in net asset value from operations	.49		(.16)		1.09		.48	.46

Less: Dividends
Dividends from net investment income	(.28)		(.08)		(.23)		(.21)	(.30)

Net asset value, end of period	$ 12.45		$ 12.24		$ 12.48		$ 11.62	$ 11.35

Total Return
Total investment return based on net asset value(c)	4.12%		(1.31)%		9.52%		4.27%	4.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,277		$13,802		$16,800		$11,701	$13,501
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.69%		.67%		.72%		.73%	.72%
Expenses, before waivers/reimbursements(d)	.75%		.73%		.73%		.73%	.72%
Net investment income	2.60	%(b)	2.66	%(b)	1.97	%(b)	2.03%	2.40%
Portfolio turnover rate	5%		6%		11%		4%	21%

See footnote summary on page 89.

AB WEALTH STRATEGIES •	85

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Conservative Wealth Strategy
	Class R
	Year Ended August 31,
	2016		2015		2014		2013	2012

Net asset value, beginning of period	$ 12.15		$ 12.42		$ 11.60		$ 11.37	$ 11.19

Income From Investment Operations
Net investment income(a)	.25	(b)	.25	(b)	.19	(b)	.15	.22
Net realized and unrealized gain (loss) on investment transactions	.17		(.50)		.82		.25	.16

Net increase (decrease) in net asset value from operations	.42		(.25)		1.01		.40	.38

Less: Dividends
Dividends from net investment income	(.21)		(.02)		(.19)		(.17)	(.20)

Net asset value, end of period	$ 12.36		$ 12.15		$ 12.42		$ 11.60	$ 11.37

Total Return
Total investment return based on net asset value(c)	3.56%		(2.02)%		8.84%		3.53%	3.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,532		$5,632		$7,237		$7,280	$8,059
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.34%		1.34%		1.39%		1.39%	1.39%
Expenses, before waivers/reimbursements(d)	1.40%		1.40%		1.39%		1.39%	1.39%
Net investment income	2.03	%(b)	2.00	%(b)	1.54	%(b)	1.27%	1.94%
Portfolio turnover rate	5%		6%		11%		4%	21%

See footnote summary on page 89.

86	• AB WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Conservative Wealth Strategy
	Class K
	Year Ended August 31,
	2016		2015		2014		2013	2012

Net asset value, beginning of period	$ 12.15		$ 12.41		$ 11.57		$ 11.32	$ 11.16

Income From Investment Operations
Net investment income(a)	.25	(b)	.27	(b)	.24	(b)	.18	.20
Net realized and unrealized gain (loss) on investment transactions	.20		(.49)		.81		.26	.22

Net increase (decrease) in net asset value from operations	.45		(.22)		1.05		.44	.42

Less: Dividends
Dividends from net investment income	(.25)		(.04)		(.21)		(.19)	(.26)

Net asset value, end of period	$ 12.35		$ 12.15		$ 12.41		$ 11.57	$ 11.32

Total Return
Total investment return based on net asset value(c)	3.82%		(1.73)%		9.22%		3.91%	3.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,277		$8,204		$8,611		$8,519	$9,039
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.03%		1.01%		1.08%		1.07%	1.05%
Expenses, before waivers/reimbursements(d)	1.09%		1.07%		1.08%		1.07%	1.05%
Net investment income	2.08	%(b)	2.19	%(b)	1.97	%(b)	1.58%	1.82%
Portfolio turnover rate	5%		6%		11%		4%	21%

See footnote summary on page 89.

AB WEALTH STRATEGIES •	87

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Conservative Wealth Strategy
	Class I
	Year Ended August 31,
	2016		2015		2014		2013	2012

Net asset value, beginning of period	$ 12.21		$ 12.46		$ 11.60		$ 11.33	$ 11.17

Income From Investment Operations
Net investment income(a)	.29	(b)	.41	(b)	.31	(b)	.23	.35
Net realized and unrealized gain (loss) on investment transactions	.20		(.59)		.78		.25	.11

Net increase (decrease) in net asset value from operations	.49		(.18)		1.09		.48	.46

Less: Dividends
Dividends from net investment income	(.28)		(.07)		(.23)		(.21)	(.30)

Net asset value, end of period	$ 12.42		$ 12.21		$ 12.46		$ 11.60	$ 11.33

Total Return
Total investment return based on net asset value(c)	4.11%		(1.41)%		9.54%		4.26%	4.19%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$453		$454		$538		$874	$1,118
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%		.70%		.75%		.75%	.73%
Expenses, before waivers/reimbursements(d)	.77%		.76%		.75%		.75%	.73%
Net investment income	2.41	%(b)	3.32	%(b)	2.56	%(b)	1.98%	3.04%
Portfolio turnover rate	5%		6%		11%		4%	21%

See footnote summary on page 89.

88	• AB WEALTH STRATEGIES

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Strategy distributions or the redemption of Strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. For the periods shown below, the acquired fund fees of the Underlying Portfolios including interest expense were as follows:

	Year Ended August 31,
	2016	2015	2014	2013	2012
AB Wealth Appreciation Strategy	.41%	.38%	.05%	.04%	.03%
AB Balanced Wealth Strategy	.31%	.27%	.05%	.04%	.03%
AB Conservative Wealth Strategy	.24%	.21%	.04%	.03%	.03%

(e)	Amount is less than $.005.

See notes to financial statements.

AB WEALTH STRATEGIES •	89

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AB Wealth Appreciation Strategy, AB Balanced Wealth Strategy and AB Conservative Wealth Strategy

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AB Wealth Appreciation Strategy, AB Balanced Wealth Strategy and AB Conservative Wealth Strategy (three of the series constituting The AB Portfolios (the “Trust”)), as of August 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Wealth Appreciation Strategy, AB Balanced Wealth Strategy and AB Conservative Wealth Strategy (three of the series constituting The AB Portfolios) at August 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York

October 28, 2016

90	• AB WEALTH STRATEGIES

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Wealth Strategy during the taxable year ended August 31, 2016. For corporate shareholders, the following percentages of dividends paid by each Wealth Strategy qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of dividends paid by each Wealth Strategy may be considered to be qualifying to be taxed as interest-related dividends.

Strategy	Dividends Received Deduction % (corporate shareholders)	% of Qualified Interest Income (foreign shareholders)
AB Wealth Appreciation	36.25%	0.35%
AB Balanced Wealth	18.98%	20.75%
AB Conservative Wealth	11.54%	26.06%

For the taxable year ended August 31, 2016, each Wealth Strategy designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

Strategy	Qualified Dividend Income
AB Wealth Appreciation	$17,257,479
AB Balanced Wealth	8,216,955
AB Conservative Wealth	1,575,856

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

AB WEALTH STRATEGIES •	91

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel J. Loewy(2), Vice President Christopher H. Nikolich(2), Vice President Vadim Zlotnikov(2), Vice President	Emilie D. Wrapp, Clerk Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Loewy, Nikolich and Zlotnikov are the investment professionals primarily responsible for the day-to-day management of each Strategy’s portfolio.

92	• AB WEALTH STRATEGIES

Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

AB WEALTH STRATEGIES •	93

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)

Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.

		108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (1999)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

94	• AB WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 84 (1998)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

AB WEALTH STRATEGIES •	95

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2011. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

96	• AB WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor; Director of Norfolk & Dedham Group (mutual property and casualty insurance) since 2011; and Director of Partners Community Physicians Organization (healthcare) since 2014. Formerly, Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	108	None

Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995) where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	108	None

AB WEALTH STRATEGIES •	97

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

98	• AB WEALTH STRATEGIES

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004 and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel J. Loewy 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Christopher H. Nikolich 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Vadim Zlotnikov 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.ABfunds.com, for a free prospectus or SAI.

AB WEALTH STRATEGIES •	99

Management of the Fund

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Fund

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of each of the portfolios listed below (each, a “Fund” and collectively, the “Funds”) at a meeting held on August 2-3, 2016 (the “Meeting”):

•	AB Wealth Appreciation Strategy

•	AB Balanced Wealth Strategy

•	AB Conservative Wealth Strategy

Prior to approval of the continuance of the Advisory Agreement in respect of each Fund, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Fund, in which the Senior Officer concluded that the contractual fee for each Fund was reasonable. The directors also discussed the proposed continuances in private sessions with counsel and the Company’s Senior Officer.

The directors noted that instead of investing directly in portfolio securities, each Fund pursues its investment objective by investing in a combination of the portfolios of The AB Pooling Portfolios (“Pooling”) and in AB Cap Fund, Inc.—AB Multi-Manager Alternative Strategies Fund. The directors noted that with the recent withdrawal from Pooling of assets of an unaffiliated institutional investor, the Funds and three other Wealth Strategies are the only remaining investors in Pooling, and that they expected to receive a proposal from the Adviser for changes to Pooling at a future date.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB

100	• AB WEALTH STRATEGIES

Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage each Fund and the overall arrangements between each Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The directors approved continuance of the Advisory Agreement in respect of each Fund contingent on the continuance of the current fee waivers and expense caps related to the Funds’ investment in investment companies advised by the Adviser for the period of the contract continuance on terms at least as favorable to the Funds. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that AB Wealth Appreciation Strategy will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to such Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid in respect of AB Wealth Appreciation Strategy, result in a higher rate of total compensation from such Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Funds under the Advisory Agreement.

AB WEALTH STRATEGIES •	101

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Funds, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Funds. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Funds before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds and the underlying funds advised by the Adviser in which the Funds invest, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients; 12b-1 fees and sales charges received by the Funds’ principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Funds’ shares; brokerage commissions paid by the Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for each Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is

102	• AB WEALTH STRATEGIES

not affiliated with the Adviser, showing the performance of the Class A Shares of each Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares of each Fund against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception.

AB Wealth Appreciation Strategy

AB Conservative Wealth Strategy

Based on their review, and their discussion with the Adviser of the reasons for each Fund’s underperformance in certain periods, the directors concluded that each Fund’s investment performance was acceptable.

AB Balanced Wealth Strategy

Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by each Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as such Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered each Fund’s contractual effective advisory fee rate against a peer group median and, in the case of AB Wealth Appreciation Strategy, took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. In the case of AB Balanced Wealth Strategy, the directors noted that the Adviser advises another AB Fund with a similar investment style for the same fee schedule as the Fund.

The directors also considered the total expense ratio of the Class A shares of each Fund in comparison to a peer group and a peer universe selected by Broadridge. The expense ratio of each Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in each Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some

AB WEALTH STRATEGIES •	103

cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Funds by others.

AB Wealth Appreciation Strategy

AB Conservative Wealth Strategy

After reviewing and discussing the Adviser’s explanations of the reasons that each Fund’s expense ratio was above the medians, the directors concluded that each Fund’s expense ratio was acceptable.

AB Balanced Wealth Strategy

After reviewing and discussing the Adviser’s explanations of the reasons that the Fund’s expense ratio was above the peer group median, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Funds contain breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Funds’ shareholders would benefit from a sharing of economies of scale in the event a Fund’s net assets exceed a breakpoint in the future.

104	• AB WEALTH STRATEGIES

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AB Portfolios (the “Trust”) in respect of AB Balanced Wealth Strategy, AB Wealth Appreciation Strategy and AB Conservative Wealth Strategy (each a “Strategy” and collectively the “Strategies”),2 prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Board of Trustees, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Strategies seek to achieve their investment objectives by investing in a combination of the AB Pooling Portfolios (the “Pooling Portfolios”),3 which represent a variety of asset classes and investment styles, and AB Multi-Manager Alternative Strategies Fund (“MMAS”). As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.4

1	The information in the fee evaluation was completed on July 21, 2016 and discussed with the Board of Trustees on August 2-3, 2016.

2	Future references to the Strategies do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

3	The AB Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Multi-Asset Real Return Portfolio, International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High Yield Portfolio and Volatility Management Portfolio.

4	Effective July 11, 2016, the Strategies have become the largest investors in the Pooling Portfolios with the loss of the Adviser’s CollegeBoundfund (“529”) business. Accordingly, with the Pooling Portfolios’ decrease in assets, the portfolio expense ratios of the Pooling Portfolios have increased, impacting the Strategies’ acquired fund fees and expenses.

AB WEALTH STRATEGIES •	105

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”5

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Strategy pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.6

5	Jones v. Harris at 1427.

6	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

106	• AB WEALTH STRATEGIES

In connection with the Strategies’ investments in MMAS, the Adviser will waive its advisory fee from each Strategy in an amount equal to the portion of the MMAS management fee that the Adviser retains—i.e., does not pay to MMAS’ sub-advisers. Specifically, MMAS’ management fee is 1.90%, and out of this fee, the Adviser will generally pay the sub-advisers a fee of 1.00%. Accordingly, the MMAS management fee rate for each Strategy would be reduced by approximately 0.90%. In addition, the Adviser intends to waive additional advisory fees payable by the Wealth Strategies until at least December 31, 2016 to eliminate the expense ratio impact of the non-advisory expenses of MMAS.

The shareholders of the Strategies will indirectly bear their proportionate share of the portion of the management fee that is paid to the sub-advisers as well as other MMAS expenses. To the extent that a sub-advisory fee is greater or less than the 1.00% rate agreed to by all of the proposed initial MMAS sub-advisers, the amount of the advisory fee retained by the Adviser and, therefore, the amount of the Adviser’s fee waiver would change.

Category	Advisory Fees Based on a percentage of Average Daily Net Assets	Net Assets 6/30/16 ($MIL)	Strategy
Balanced	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$1,032.8	Balanced Wealth Strategy

Blend	0.65% on 1st $2.5 billion 0.55% on next $2.5 billion 0.50% on the balance	$1,324.5	Wealth Appreciation Strategy

Balanced	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$287.2	Conservative Wealth Strategy

With respect to the Wealth Appreciation Strategy, the Investment Advisory Agreement was amended on January 6, 2011 to permit reimbursement to the Adviser for certain clerical, legal, accounting, administrative, and other expenses. In May 2015, the Board authorized reimbursement payments under these provisions for the first time. The Investment Advisory Agreement for Balanced Wealth Strategy and Conservative Wealth Strategy does not provide for reimbursements to the Adviser for the above described expenses. During Wealth Appreciation Strategy’s most recently completed fiscal year, the Adviser received $32,802 (0.002% of the Strategy’s average daily net assets) for providing such services.

AB WEALTH STRATEGIES •	107

Set forth below are the annualized total expense ratios of the Strategies for the most recent semi-annual period:7,8

	Total Expense Ratio					Acquired Fund Fees and Expenses		Total Expenses		Fiscal Year End
Strategy	Class	Net		Gross
Balanced Wealth Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.87 1.63 1.62 1.27 0.96 0.63 0.62	% % % % % % %	0.95 1.71 1.70 1.35 1.04 0.71 0.70	% % % % % % %	0.29 0.29 0.29 0.29 0.29 0.29 0.29	% % % % % % %	1.16 1.92 1.91 1.56 1.25 0.92 0.91	% % % % % % %	August 31 (ratios as of February 29, 2016)

Wealth Appreciation Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.89 1.67 1.65 1.33 1.02 0.69 0.64	% % % % % % %	1.01 1.79 1.77 1.45 1.14 0.89 0.76	% % % % % % %	0.39 0.39 0.39 0.39 0.39 0.39 0.39	% % % % % % %	1.28 2.06 2.04 1.72 1.41 1.08 1.03	% % % % % % %	August 31 (ratios as of February 29, 2016)

Conservative Wealth Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.95 1.70 1.70 1.33 1.04 0.72 0.70	% % % % % % %	1.01 1.76 1.76 1.39 1.10 0.78 0.76	% % % % % % %	0.22 0.22 0.22 0.22 0.22 0.22 0.22	% % % % % % %	1.17 1.92 1.92 1.55 1.26 0.94 0.92	% % % % % % %	August 31 (ratios as of February 29, 2016)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the

7	The expense ratios include expenses of the underlying Pooling Portfolios and MMAS in which the Strategies invest.

8	Semi-annual total expense ratios are unaudited.

108	• AB WEALTH STRATEGIES

greater complexities and time required for investment companies, although as previously noted, with respect to Wealth Appreciation Strategy, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing retail mutual fund investors is generally more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.9 However, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment style as any of the Strategies.

The AB Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

AB WEALTH STRATEGIES •	109

underlying their insurance contracts. Set forth below is the fee schedule of AVPS—Balanced Wealth Strategy Portfolio, which has a similar investment style as Balanced Wealth Strategy.10

Strategy	AVPS Portfolio	Fee Schedule
Balanced Wealth Strategy	Balanced Wealth Strategy Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% Excess of $5 billion

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services offered by other investment advisers.11,12 Broadridge’s analysis included the comparison of the Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Broadridge Expense Group (“EG”)13 and the Strategy’s contractual management fee ranking.14

10	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, Balanced Wealth Strategy has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Strategy’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Strategy’s investment classification/objective continued to be determined by Lipper.

13	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Broadridge using the Strategy’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Strategy had the lowest effective fee rate in the Broadridge peer group.

110	• AB WEALTH STRATEGIES

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs for Balanced Wealth Strategy and Wealth Appreciation Strategy had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, Broadridge expanded the Strategies’ EGs to include peers that have a similar but not the same Lipper investment classification/objective.

Strategy	Contractual Management Fee (%)[15]	Broadridge EG Median (%)	Broadridge EG Rank
Balanced Wealth Strategy[16]	0.550	0.646	5/15
Wealth Appreciation Strategy[17]	0.650	0.650	7/13
Conservative Wealth Strategy	0.550	0.610	5/12

However, because Broadridge had expanded the EGs of Balanced Wealth Strategy and Wealth Appreciation Strategy, under Broadridge’s standard guidelines, the Broadridge Expense Universes (“EUs”) for these Strategies were also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Strategy.18

15	The contractual management fee does not reflect any advisory fee waiver or expense reimbursements for expense caps that would effectively reduce the actual management fee.

16	The Strategy’s EG includes the Strategy, six other Mixed-Asset Target Allocation Moderate (“MTAM”) funds and eight Mixed-Asset Target Allocation Growth (“MTAG”) funds.

17	The Strategy’s EG includes the Strategy, which is a Mixed-Asset Target Allocation Aggressive Growth (“MTAA”) fund, and 12 MTAG funds.

18	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

AB WEALTH STRATEGIES •	111

Set forth below is a comparison of the Strategies’ total expense ratios and the medians of the Strategies’ EGs and EUs. The Strategies’ total expense ratio rankings are also shown.

Strategy	Expense Ratio (%)[19]	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
Balanced Wealth Strategy[20]	1.148	1.130	11/15	1.158	36/73
Wealth Appreciation Strategy[21]	1.288	1.143	12/13	1.166	24/33
Conservative Wealth Strategy	1.144	1.090	9/12	1.081	21/28

Based on this analysis, the Strategies have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

A significant portion of the Funds’ total expenses are the Funds’ acquired fund fees and expenses. Set forth below is a comparison of the Funds’ total expense ratios, including and excluding acquired fund fees and expenses.

	Total Exp. Ratio (Ex. Acquired Fund Fees and Exp.) (%)	Acquired Fund Fees and Exp. (%)	Total Exp. Ratio (Inc. Acquired Fund Fees and Exp.) (%)
Balanced Wealth Strategy[22]	0.848	0.300	1.148
EG Median	1.055	0.070	1.130
EG Rank	1/15	6/6	11/15

Wealth Appreciation Strategy[22]	0.878	0.410	1.288
EG Median	1.085	0.020	1.143
EG Rank	1/13	7/7	12/13

Conservative Wealth Strategy[22]	0.924	0.220	1.144
EG Median	1.014	0.110	1.090
EG Rank	3/12	7/8	9/12

19	The Class A shares total expense ratio shown for each Strategy is for the most recently completed fiscal year.

20	The Strategy’s EU includes the Strategy, the EG, and all other retail front-end non-FOF MTAM and MTAG fuds, excluding outliers.

21	The Strategy’s EU includes the Strategy, the EG and all other non-FOF MTAG funds, excluding outliers.

22	The impact of the investment in MMAS to the acquired fund fees and expenses of the Strategies ranges up to 0.12%, depending on each Strategy’s allocation to MMAS.

112	• AB WEALTH STRATEGIES

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Strategies decreased during calendar year 2015, relative to 2014.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and/or the Pooling Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AB Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Trust’s principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20 million for distribution services and educational support (revenue sharing payments).

AB WEALTH STRATEGIES •	113

ABI retained the following front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Balanced Wealth Strategy	$38,095
Wealth Appreciation Strategy	$18,391
Conservative Wealth Strategy	$10,165

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC fees from the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Balanced Wealth Strategy	$5,337,677	$22,288
Wealth Appreciation Strategy	$2,721,478	$25,973
Conservative Wealth Strategy	$1,738,209	$7,683

Fees and reimbursements for out of pocket expenses charged by AB Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Strategies during the most recently completed fiscal year:

Strategy	ABIS Fee
Balanced Wealth Strategy	$445,045
Wealth Appreciation Strategy	$487,327
Conservative Wealth Strategy	$116,192

There are no portfolio transactions for the Strategies since the Strategies pursue their investment objectives through investing in combinations of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. Small-Mid Cap Growth Portfolio and MMAS effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions during the their most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Pooling Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers

114	• AB WEALTH STRATEGIES

that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Trustees an update of the Deli23 study on advisory fees and various fund characteristics.24 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family

23	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years. Source: Deli, Daniel N. “Mutual Fund Advisory Contracts: An Empirical Investigation.” Journal of Finance, 57(1): 109-133 (2002).

24	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

AB WEALTH STRATEGIES •	115

size) with the Board of Trustees.25 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $490 billion as of June 30, 2016, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

The information prepared by Broadridge shows the 1, 3, 5 and 10 year performance rankings26 of the Strategies relative to their Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)27 for the periods ended May 31, 2016.28

Strategy	Fund Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Balanced Wealth Strategy
1 year	-3.62	-2.66	-2.16	6/7	76/100
3 year	4.21	5.06	4.63	6/7	60/97
5 year	4.12	6.11	5.01	7/7	69/88
10 year	4.00	5.61	5.00	4/5	53/66

25	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

26	The performance returns and rankings of the Strategies are for the Strategies’ Class A shares. The performance returns of the Strategies were provided by Broadridge.

27	A Strategy’s PG/PU may not necessarily be identical to its respective EG/EU. Strategies with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, PGs/PUs only include strategies of the same Lipper investment classification/objective as the Strategies, in contrast to certain of the Strategies’ EGs/EUs, which may include strategies of similar but not the same investment classification/objective.

28	Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy had a different investment classification/objective at an earlier point in time.

116	• AB WEALTH STRATEGIES

Strategy	Fund Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Wealth Appreciation Strategy[29]
1 year	-6.03	N/A	-4.26	N/A	24/27
3 year	5.28	N/A	6.15	N/A	20/27
5 year	4.50	N/A	6.53	N/A	22/23
10 year	2.89	N/A	4.54	N/A	20/20

Conservative Wealth Strategy
1 year	-1.46	-0.68	-0.81	9/12	48/72
3 year	2.73	3.66	3.25	10/11	49/71
5 year	2.79	4.79	4.17	8/9	57/64
10 year	3.44	5.03	4.70	7/8	40/49

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Strategies (in bold) versus their benchmarks for the periods ending May 31, 2016.30

	Periods Ending May 31, 2016 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Balanced Wealth Strategy	-3.62	4.21	4.12	4.00	5.38
65% S&P 500 / 35% Barclays U.S. Aggregate Index	2.39	8.30	8.88	6.84	7.15
S&P 500 Index	1.72	11.06	11.67	7.41	7.98
Barclays US Aggregate Index	2.99	2.91	3.33	4.97	4.62
Inception Date: September 2, 2003

Wealth Appreciation Strategy	-6.03	5.28	4.50	2.89	5.19
60% S&P 500 / 40% MSCI ACWI Ex USA Net Index	-3.69	6.65	6.99	5.32	7.64
S&P 500 Index	1.72	11.06	11.67	7.41	7.98
MSCI AC World Ex US Net Index	-11.39	0.19	0.12	2.01	6.55
Inception Date: September 2, 2003

Conservative Wealth Strategy	-1.46	2.73	2.79	3.44	4.17
65% Barclays US Agg / 35% S&P 500 Index	2.77	5.85	6.38	6.11	5.99
Barclays US Aggregate Index	2.99	2.91	3.33	4.97	4.62
S&P 500 Index	1.72	11.06	11.67	7.41	7.98
Inception Date: September 2, 2003

29	The Strategy’s PG is omitted since the Strategy has no PG peers. Generally, a PG will consist of EG peers of the same Lipper investment classification/objective as the subject Strategy.

30	The performance returns are for the Class A shares of the Strategies. Strategy and benchmark performance return information was provided by the Adviser.

AB WEALTH STRATEGIES •	117

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. The Senior Officer recommended that the Trustees further discuss the Adviser’s plans for the Pooling Portfolios in light of the termination of the CollegeBoundfund (529) Program and its impact on the total expense ratios of the Pooling Portfolios in which the Strategies invest a significant portion of their assets. The Senior Officer also recommended that the Trustees continue to monitor the impact of MMAS on the total expense ratios and performance of the Strategies. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 24, 2016

118	• AB WEALTH STRATEGIES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

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Large Cap Growth Fund

Small Cap Growth Portfolio

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Discovery Value Fund

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INTERNATIONAL/ GLOBAL EQUITY

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FIXED INCOME

Municipal

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FIXED INCOME (continued)

Municipal Bond Inflation Strategy

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ALTERNATIVES

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Select US Long/Short Portfolio

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MULTI-ASSET

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MULTI-ASSET (continued)

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Wealth Strategies

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CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

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We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB WEALTH STRATEGIES •	119

AB Family of Funds

NOTES

120	• AB WEALTH STRATEGIES

NOTES

AB WEALTH STRATEGIES •	121

NOTES

122	• AB WEALTH STRATEGIES

NOTES

AB WEALTH STRATEGIES •	123

NOTES

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AB WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

WS-0151-0816

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors and William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Balanced Wealth Strategy	2015	$20,128	$—	$15,935
	2016	$20,720	$—	$17,464
AB Wealth Appreciation Strategy	2015	$20,128	$—	$15,935
	2016	$20,720	$—	$17,479
AB Conservative Wealth Strategy	2015	$20,128	$—	$15,935
	2016	$20,720	$—	$17,427
AB Tax-Managed Balanced Wealth Strategy	2015	$47,742	$—	$38,860
	2016	$49,146	$—	$29,571
AB Tax-Managed Wealth Appreciation Strategy	2015	$41,376	$—	$33,390
	2016	$42,593	$—	$27,160
AB Tax-Managed Conservative Wealth Strategy	2015	$47,742	$—	$37,989
	2016	$49,146	$—	$26,208

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Balanced Wealth Strategy	2015	$354,185	$15,935
			$—
			$(15,935)
	2016	$275,009	$17,464
			$—
			$(17,464)
AB Wealth Appreciation Strategy	2015	$354,185	$15,935
			$—
			$(15,935)
	2016	$275,024	$17,479
			$—
			$(17,479)
AB Conservative Wealth Strategy	2015	$354,185	$15,935
			$—
			$(15,935)
	2016	$274,972	$17,427
			$—
			$(17,427)
AB Tax-Managed Balanced Wealth Strategy	2015	$377,110	$38,860
			$—
			$(38,860)
	2016	$287,116	$29,571
			$—
			$(29,571)
AB Tax-Managed Wealth Appreciation Strategy	2015	$371,640	$33,390
			$—
			$(33,390)
	2016	$284,705	$27,160
			$—
			$(27,160)
AB Conservative Tax-Managed Wealth Strategy	2015	$376,239	$37,989
			$—
			$(37,989)
	2016	$283,753	$26,208
			$—
			$(26,208)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AB Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	October 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	October 31, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	October 31, 2016